                                          REGISTRATION NOS. 333-25549/811-02441

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    Pre-Effective Amendment No.         [ ]
                    Post Effective Amendment No. 21     [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                    Amendment No.128                    [X]

                               -----------------
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                          (EXACT NAME OF REGISTRANT)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-4956
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               -----------------
                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)

                     175 WATER STREET, NEW YORK, NY 10038
        (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               -----------------
                           Jennifer P. Powell, ESQ.
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -----------------

It is proposed that this filing will become effective:
[ ]immediately upon filing pursuant to paragraph (b) of Rule 485
[X]on April 30, 2014 pursuant to paragraph (b) of Rule 485
[ ]60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]on [date] pursuant to paragraph (a) (1) of Rule 485

Title of Securities Being Registered: (i) Units of interest in American General Life Insurance Company Separate Account D under WM Strategic Asset Manager variable annuity contracts, and (ii) a guarantee related to insurance obligations under certain of those contracts.

                          WM STRATEGIC ASSET MANAGER
                                  PROSPECTUS
                                  MAY 1, 2014

                FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
                     DEFERRED ANNUITY CONTRACTS OFFERED BY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       ANNUITY ADMINISTRATION DEPARTMENT
                    P. O. BOX 9318, AMARILLO, TX 79105-9318
               1-800-200-3883; HEARING IMPAIRED: 1-888-436-5257

American General Life Insurance Company ("AGL") is offering the flexible payment variable and fixed individual deferred annuity contracts (the "Contracts") described in this Prospectus. You may use AGL's Separate Account D ("Separate Account") for a variable investment return under the Contracts based on one or more of the following mutual funds that are a part of Principal Variable Contracts Funds, Inc. ("PVC"), a series mutual fund advised by Principal Management Corporation.

  STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS ACCOUNTS
  --------------------------------------------- ------------------------------
                                                .   Diversified International
  .   SAM Balanced Portfolio                        Account

  .   SAM Conservative Balanced Portfolio       .   Equity Income Account

  .   SAM Conservative Growth Portfolio         .   Income Account

  .   SAM Flexible Income Portfolio             .   LargeCap Blend Account II

  .   SAM Strategic Growth Portfolio            .   LargeCap Growth Account

                                                .   Money Market Account

                                                .   Short-Term Income Account

                                                .   SmallCap Growth Account II

                                                .   Government & High Quality
                                                    Bond Account

                                                .   Principal Capital
                                                    Appreciation Account

Each of the mutual fund series offers Class 1 shares. You may also use AGL's guaranteed interest option. This option currently has one Guarantee Period, with a guaranteed interest rate.

We have designed this Prospectus to provide you with information that you should have before investing in the Contracts. Please read the Prospectus carefully and keep it for future reference. You should rely only on the information contained in this document and the current prospectus of PVC.

For additional information about the Contracts, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2014. We have filed the SAI with the Securities and Exchange Commission ("SEC") and have incorporated it by reference into this Prospectus. The "Contents" of the SAI appears at the end of this variable annuity Prospectus. You may obtain a free copy of the SAI if you write or call AGL's Annuity Administration Department, P.O. Box 9655, Amarillo Texas 79105-9655. The telephone number is 1-800-200-3883. You may also obtain the SAI through the SEC's Web site at http://www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal investment.

                               TABLE OF CONTENTS

DEFINITIONS................................................................  3
FEE TABLE..................................................................  5
SUMMARY OF CONTRACT PROVISIONS.............................................  6
   Minimum Investment Requirements.........................................  6
   Purchase Payment Accumulation...........................................  6
   Fixed and Variable Annuity Payments.....................................  7
   Changes in Allocations Among Divisions and Guarantee Periods............  7
   Surrenders and Withdrawals..............................................  7
   Cancellation Right......................................................  7
   Death Proceeds..........................................................  7
   Limitations Imposed by Retirement Plans and Employers...................  7
   Communications to Us....................................................  7
   Financial and Performance Information...................................  8
SELECTED ACCUMULATION UNIT DATA (UNAUDITED)................................  8
FINANCIAL INFORMATION......................................................  9
AMERICAN GENERAL LIFE INSURANCE COMPANY.................................... 10
AMERICAN HOME ASSURANCE COMPANY............................................ 10
SEPARATE ACCOUNT D......................................................... 10
THE SERIES................................................................. 11
   Voting Privileges....................................................... 12
THE FIXED ACCOUNT.......................................................... 12
   Guarantee Periods....................................................... 13
   Crediting Interest...................................................... 13
   New Guarantee Periods................................................... 13
CONTRACT ISSUANCE AND PURCHASE PAYMENTS.................................... 14
   Payments................................................................ 14
   Minimum Requirements.................................................... 14
OWNER ACCOUNT VALUE........................................................ 14
   Variable Account Value.................................................. 14
   Fixed Account Value..................................................... 15
TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER
  ACCOUNT VALUE............................................................ 15
   Transfers............................................................... 15
   Automatic Rebalancing................................................... 16
   Market Timing........................................................... 16
   Surrenders.............................................................. 16
   Partial Withdrawals..................................................... 17
ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS................................. 17
   Annuity Commencement Date............................................... 17
   Application of Owner Account Value...................................... 17
   Fixed and Variable Annuity Payments..................................... 18
   Annuity Payment Options................................................. 18
   Election of Annuity Payment Option...................................... 18
   Available Annuity Payment Options....................................... 19
   Transfers............................................................... 20

DEATH PROCEEDS............................................................. 20
   Death Proceeds Before the Annuity Commencement Date..................... 20
   Death Proceeds After the Annuity Commencement Date...................... 21
   Proof of Death.......................................................... 21
CHARGES UNDER THE CONTRACTS................................................ 21
   Premium Taxes........................................................... 21
   Surrender Charge........................................................ 21
   Special Surrender Charge Rules for Contracts Issued After October 1,
     1998 and Before February 15, 2000..................................... 23
   Special Surrender Charge Rules for Contracts Issued Before October 2,
     1998.................................................................. 23
   Transfer Charges........................................................ 24
   Annual Contract Fee..................................................... 24
   Charge to the Separate Account.......................................... 24
   Miscellaneous........................................................... 24
   Systematic Withdrawal Plan.............................................. 24
   One-Time Reinstatement Privilege........................................ 24
   Reduction in Surrender Charges or Administrative Charges................ 25
LONG-TERM CARE AND TERMINAL ILLNESS........................................ 25
   Long-Term Care.......................................................... 25
   Terminal Illness........................................................ 25
OTHER ASPECTS OF THE CONTRACTS............................................. 25
   Owners, Annuitants, and Beneficiaries; Assignments...................... 25
   Reports................................................................. 26
   Rights Reserved by Us................................................... 26
   Payment and Deferment................................................... 26
FEDERAL INCOME TAX MATTERS................................................. 26
   General................................................................. 26
   Non-Qualified Contracts................................................. 27
   Individual Retirement Annuities ("IRAs")................................ 28
   Roth IRAs............................................................... 29
   Simplified Employee Pension Plans....................................... 29
   Simple Retirement Accounts.............................................. 29
   Other Qualified Plans................................................... 30
   Private Employer Unfunded Deferred Compensation Plans................... 31
   Federal Income Tax Withholding and Reporting............................ 31
   Taxes Payable by AGL and the Separate Account........................... 31
DISTRIBUTION ARRANGEMENTS.................................................. 31
SERVICE AGREEMENTS......................................................... 31
LEGAL PROCEEDINGS.......................................................... 32
OTHER INFORMATION ON FILE.................................................. 32
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............................ 33

DEFINITIONS
--------------------------------------------------------------------------------

WE, OUR AND US - American General Life Insurance Company ("AGL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract. This is generally the Owner of a Contract.

ACCOUNT VALUE - the sum of your Fixed Account Value and your Variable Account Value after deduction of any fees. We may subtract certain other charges from your Account Value in the case of transfers or distribution of your Account Value.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account D before the Annuity Commencement Date.

ANNUITANT - the person named as annuitant in the application for a Contract and on whose life annuity payments may be based.

ANNUITY ADMINISTRATION DEPARTMENT - our annuity service center in our Home Office to which you should direct all requests, instructions and other communications. Our Annuity Administration Department mailing address is P.O. Box 9655, Amarillo Texas 79105-9655. The telephone number is 1-800-200-3883.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless you elect a single sum payment instead.

ANNUITY PAYMENT OPTION - one of the ways in which you can request us to make annuity payments to you. An Annuity Payment Option will control the amount of each payment, how often we make payments, and for how long we make payments.

ANNUITY PERIOD - the period of time during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used to calculate the amount of Variable Annuity Payments.

BENEFICIARY - the person who will receive any proceeds due under a Contract following the death of an Owner or an Annuitant.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person whom you designate under a Non-Qualified Contract to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant is alive when the Annuitant dies.

CONTINGENT BENEFICIARY - a person whom you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary is alive when the proceeds become payable.

CONTRACT - an individual annuity Contract offered by this Prospectus.

CONTRACT ANNIVERSARY - each anniversary of the date of issue of the Contract.

CONTRACT YEAR - each year beginning with the date of issue of the Contract.

DIVISION - one of the several different investment options into which Separate Account D is divided. Each Division invests in shares of a Series.

FIXED ACCOUNT - the name of the investment option that allows you to allocate purchase payments to AGL's General Account.

FIXED ACCOUNT VALUE - the sum of your net purchase payments and transfers in the Fixed Account, plus accumulated interest, less any partial withdrawals and transfers you make out of the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account D.

GENERAL ACCOUNT - all assets of AGL other than those in Separate Account D or any other legally segregated separate account established by AGL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which we credit a Guaranteed Interest Rate.

HOME OFFICE - our office at the following address and phone number: American General Life Insurance Company, Annuity Administration Department, P.O. Box 9655, Amarillo Texas 79105-9655. The telephone number is 1-800-200-3883.

INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and the Separate Account.

NON-QUALIFIED - not eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

OWNER - the holder of record of a Contract, except that the employer or trustee may be the Owner of the Contract in connection with a retirement plan.

QUALIFIED - eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT - the segregated asset account of AGL named Separate Account D, which receives and invests purchase payments under the Contracts.

SERIES - an individual portfolio of a mutual fund that you may choose for investment under the Contracts. Currently, the Series are the Portfolios and the Funds of the Principal Variable Contract Funds, Inc. ("PVC").

SURRENDER CHARGE - a charge for sales expenses that we may assess when you surrender a Contract or receive payment of certain other amounts from a Contract.

VALUATION DATE - a day when we are open for business. However, a day is not a Valuation Date, if the Series in which a Division invests does not calculate the value of its shares on that day.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next Valuation Date.

VARIABLE ACCOUNT VALUE - the sum of your account values in the Separate Account Divisions. Your account value in a Separate Account Division equals the value of a Division's Accumulation Unit multiplied by the number of Accumulation Units you have in that Division.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment earnings and losses of one or more of the Divisions.

WRITTEN - signed, dated, and in a form satisfactory to us and received at our Home Office. You must use special forms we or your sales representative provide to elect an Annuity Option or exercise your one-time reinstatement privilege.

FEE TABLE
--------------------------------------------------------------------------------

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED IF APPLICABLE.

   Owner Transaction Charges

      Front-End Sales Charge Imposed on Purchases.................    0%
      Maximum Surrender Charge/1/.................................  7.0%
      (computed as a percentage of purchase payments surrendered)
      Transfer Fee................................................ $ 25/2/

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

        Annual Contract Fee/3/...................................... $35

        Separate Account Annual Expenses (as a percentage of average daily Variable Account Value)

       Mortality and Expense Risk Charge........................... 1.25%
       Administrative Expense Charge............................... 0.15%
                                                                    ----
       Total Separate Account Annual Expenses...................... 1.40%
                                                                    ====

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

      TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES          MINIMUM MAXIMUM
      -------------------------------------------          ------- -------
      (Expenses that are deducted from the assets of a
      Mutual Fund, including management fees,
      distribution and/or service (12b-1) fees, and other
      expenses)                                             0.47%   0.98%

Examples

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and the Variable Account Option fees and expenses.

The Examples below assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the MAXIMUM fees and expenses for a Variable Account Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)This example applies to Contract Owners who purchased their Contracts after February 14, 2000. The 15% free withdrawal under these Contracts is available in the first year. See "Charges Under the Contracts" section for more information. If you surrender your Contract at the end of the applicable time period:

            1 YEAR         3 YEARS         5 YEARS         10 YEARS
            ------      --------------  --------------  --------------
             $845           $1,193          $1,652          $2,793

---------------------
/1/ This charge does not apply or is reduced under certain circumstances. See "Surrender Charge."

/2/ You may make up to 12 transfers each Contract Year before the Annuity Commencement Date without charge, but additional transfers will be subject to a $25 charge.

/3/ This charge is waived for cumulative premiums of $50,000 or more and does not apply during the Annuity Period.

    (2)This example applies to Contract Owners who purchased their Contracts after October 1, 1998 and before February 15, 2000. The 15% free withdrawal under these Contracts is not available until the second year. See "Charges Under the Contracts" section for more information. If you surrender your Contract at the end of the applicable time period:

            1 YEAR         3 YEARS         5 YEARS         10 YEARS
            ------      --------------  --------------  --------------
             $950           $1,193          $1,652          $2,793

    (3)This example applies to Contract Owners who purchased their Contracts before October 2, 1998. The 10% free withdrawal under these Contracts is not available until the second year. See "Charges Under the Contracts" section for more information. If you surrender your Contract at the end of the applicable time period:

            1 YEAR         3 YEARS         5 YEARS         10 YEARS
            ------      --------------  --------------  --------------
             $950           $1,218          $1,672          $2,793

    (4)If you do not surrender your Contract:

            1 YEAR         3 YEARS         5 YEARS         10 YEARS
            ------      --------------  --------------  --------------
             $250            $768           1,312           $2,793

Note: These examples should not be considered representations of past or future expenses for Separate Account D or for any Series. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SUMMARY OF CONTRACT PROVISIONS
--------------------------------------------------------------------------------

You should read this summary together with the other information in this Prospectus.

The purpose of the Contracts is to provide retirement benefits through:

    . the accumulation of purchase payments on a fixed or variable basis; and . the application of such accumulations to provide Fixed or Variable
       Annuity Payments.

MINIMUM INVESTMENT REQUIREMENTS

Your initial purchase payment must be at least $2,000, if you are buying a Qualified Contract, and $5,000, if you are buying a Non-Qualified Contract. See "Federal Income Tax Matters" for a discussion of the various tax aspects involved in purchasing Qualified and Non-Qualified Contracts. The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your Contract and treat it as a full surrender. We also may transfer funds, without charge, from a Division (other than the Money Market Fund Division) or Guarantee Period under your Contract to the Money Market Fund Division, if the Account Value of that Division or Guarantee Period falls below $500. See "Contract Issuance and Purchase Payments" section for more information.

Minimum Investment Requirements in Oregon. The preceding paragraph applies to all Contracts, including those purchased in Oregon. However, beginning November 20, 2000, if you purchase a Contract in Oregon, you may make only one purchase payment. The purchase payment is the sum of:

    . the amount we receive on the date of issue of your Contract; and . any amount of transfers or exchanges which you already requested to be paid to us as of the date of issue, but we have not received by that date.

PURCHASE PAYMENT ACCUMULATION

We accumulate purchase payments on a variable or fixed basis until the Annuity Commencement Date.

For variable accumulation, you may allocate part or all of your Account Value to one or more of the 15 available Divisions of the Separate Account. Each Division invests solely in shares of one of 15 corresponding Series. See "The Series" for more information. The value of accumulated purchase payments allocated to a Division increases or decreases, as the value of the investments in a Series' shares increases or decreases, subject to reduction by charges and deductions. See "Variable Account Value" for more information.

For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. The value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. See "The Fixed Account" section for more information.

FIXED AND VARIABLE ANNUITY PAYMENTS

You may elect to receive Fixed or Variable Annuity Payments or a combination of Payments beginning on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGL in a fixed amount guaranteed by AGL. The amount of the Payments will depend on the Annuity Payment Option chosen, the age, and in some cases, the gender of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGL will vary reflecting the net investment return of the Division or Divisions you selected under your variable Annuity Payment Option. The payment for a given month will exceed the previous month's payment, if the net investment return for a given month exceeds the assumed interest rate used in the Contract's annuity tables. The monthly payment will be less than the previous payment, if the net investment return for a month is less than the assumed interest rate. The assumed interest rate used in the Contract's annuity tables is 3.5%. AGL may offer other forms of the Contract with a lower assumed interest rate and reserves the right to discontinue the offering of the higher interest rate form of Contract. See "Annuity Period and Annuity Payment Options" section for more information.

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

Before the Annuity Commencement Date, you may change your allocation of future purchase payments to the various Divisions and Guarantee Periods, without charge.

In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods before the Annuity Commencement Date. However, you are limited in the amount that you may transfer out of a Guarantee Period. See "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers," for these and other conditions of transfer.

After the Annuity Commencement Date, you may make transfers from a Division to another Division or to a fixed Annuity Payment Option. However, you may not make transfers from a fixed Annuity Payment Option. See "Annuity Period and Annuity Payment Options - Transfers" section for more information.

SURRENDERS AND WITHDRAWALS

You may make a total surrender of or partial withdrawal from your Contract at any time before the Annuity Commencement Date by Written request to us. A surrender or partial withdrawal may require you to pay a Surrender Charge, and some surrenders and partial withdrawals may require you to pay tax penalties. See "Surrenders and Partial Withdrawals" section for more information.

CANCELLATION RIGHT

You may cancel your Contract by delivering it or mailing it with a Written cancellation request to our Home Office or to your sales representative, before the close of business on the 10th day after you receive the Contract. In some states the Contract provides for a 20 or 30 day period.

We will refund to you, in most states, the sum of:

    .  your Account Value; and
    .  any premium taxes and Annual Contract Fee that have been deducted.

Some states require us to refund the sum of your purchase payments only if it is larger than the amount just described. In all other states, we refund the sum of your purchase payments.

DEATH PROCEEDS

If the Annuitant or Owner dies before the Annuity Commencement Date, we will pay a benefit to the Beneficiary. See "Death Proceeds Before the Annuity Commencement Date" section for more information.

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

An employer or trustee who is the Owner under a retirement plan may limit certain rights you would otherwise have under a Contract. These limitations may restrict total and partial withdrawals, the amount or timing of purchase payments, the start of annuity payments, and the type of annuity options that you may select. You should familiarize yourself with the provisions of any retirement plan in which a Contract is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

You should include, in communications to us, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the addresses and phone numbers on the first page of this Prospectus.

We will consider purchase payments or other communications to be received at our Home Office on the date we actually receive them, if they are in proper form. However, we will consider purchase payments to be received on the next Valuation Date if we receive them (1) after the close of regular trading on the New York Stock Exchange or (2) on a date that is not a Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

We include financial statements of AGL, American Home Assurance Company and the WM Strategic Asset Manager Divisions of Separate Account D in the SAI. The Separate Account financial statements include information only about the Divisions that invest in the Portfolios and Funds of PVC.

From time to time, the Separate Account may include in advertisements and other sales materials several types of performance information for the Divisions. This information may include "average annual total return," "total return," and "cumulative total return." The Money Market Fund Division may also advertise "effective yield."

SELECTED ACCUMULATION UNIT DATA (UNAUDITED)
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit ("AU") value for the Divisions available with the Contracts on the date purchase payments were first allocated to each Division. It also shows the Accumulation Unit values and the number of AU outstanding at the end of each calendar year for the last ten years.

                                                                NUMBER OF UNITS
                                          UNIT VALUE UNIT VALUE   OUTSTANDING
 DIVISION                            YEAR   AT 1/1    AT 12/31     AT 12/31
 --------                            ---- ---------- ---------- ---------------
 SAM BALANCED PORTFOLIO
                                     2013   $10.59     $13.66      1,775.590
                                     2012   $10.59     $10.59      2,074,502
                                     2011   $10.64     $10.59      2,526,817
                                     2010   $ 9.49     $10.64      3,156,848
                                     2009   $ 7.77     $ 9.49      4,200,867
                                     2008   $10.68     $ 7.77      6,281,402
                                     2007   $ 9.97     $10.68     12,648,509
                                     2006   $ 9.14     $ 9.97     19,470,713
                                     2005   $ 8.74     $ 9.14     24,705,106
                                     2004   $ 8.05     $ 8.74     28,412,338
 SAM CONSERVATIVE BALANCED PORTFOLIO
                                     2013   $ 8.08     $ 9.74         86,503
                                     2012   $ 8.06     $ 8.08        142,408
                                     2011   $ 8.01     $ 8.06        191,309
                                     2010   $ 7.26     $ 8.01        223,531
                                     2009   $ 6.08     $ 7.26        338,594
                                     2008   $ 7.63     $ 6.08        476,048
                                     2007   $ 7.20     $ 7.63        908,866
                                     2006   $ 6.71     $ 7.20      1,493,185
                                     2005   $ 6.50     $ 6.71      1,931,866
                                     2004   $ 6.09     $ 6.50      2,164,179
 SAM CONSERVATIVE GROWTH PORTFOLIO
                                     2013   $11.64     $14.13      1,284,496
                                     2012   $10.34     $11.64      1,535,545
                                     2011   $10.54     $10.34      1,915,748
                                     2010   $ 9.27     $10.54      2,491,839
                                     2009   $ 7.48     $ 9.27      3,081,473
                                     2008   $11.34     $ 7.48      4,236,853
                                     2007   $10.53     $11.34      7,865,025
                                     2006   $ 9.51     $10.53     12,615,027
                                     2005   $ 9.01     $ 9.51     16,108,452
                                     2004   $ 8.18     $ 9.01     18,998,377
 EQUITY INCOME ACCOUNT
                                     2013   $11.09     $13.93        228,655
                                     2012   $ 9.96     $11.09        260,394
                                     2011   $ 9.57     $ 9.96        314,638
                                     2010   $ 8.36     $ 9.57        468,596
                                     2009   $ 7.06     $ 8.36        598,322
                                     2008   $10.84     $ 7.06        801,506
                                     2007   $10.45     $10.84      1,727,148
                                     2006   $ 8.97     $10.45      2,465,206
                                     2005   $ 8.25     $ 8.97      2,685,742
                                     2004   $ 7.02     $ 8.25      2,719,921

                                                                NUMBER OF UNITS
                                          UNIT VALUE UNIT VALUE   OUTSTANDING
 DIVISION                            YEAR   AT 1/1    AT 12/31     AT 12/31
 --------                            ---- ---------- ---------- ---------------
 DIVERSIFIED INTERNATIONAL ACCOUNT
                                     2013   $6.47      $7.56          77,488
                                     2012   $5.54      $6.47          94,519
                                     2011   $6.33      $5.54         103,502
                                     2010   $5.67      $6.33         119,291
                                     2009   $4.52      $5.67         162,556
                                     2008   $8.52      $4.52         180,761
                                     2007   $7.44      $8.52         313,386
                                     2006   $6.26      $7.44         458,616
                                     2005   $5.39      $6.26         518,465
                                     2004   $4.81      $5.39         524,395
 MONEY MARKET ACCOUNT
                                     2013   $5.90       5.82         172,967
                                     2012   $5.98      $5.90         219,105
                                     2011   $6.07      $5.98         233,609
                                     2010   $6.15      $6.07         370,805
                                     2009   $6.23      $6.15         547,566
                                     2008   $6.16      $6.23         704,614
                                     2007   $5.95      $6.16         852,477
                                     2006   $5.78      $5.95       1,276,306
                                     2005   $5.72      $5.78       1,204,188
                                     2004   $5.75      $5.72       1,419,380
 SHORT-TERM INCOME ACCOUNT
                                     2013   $7.81      $7.80          17,427
                                     2012   $7.55      $7.81          34,071
                                     2011   $7.55      $7.55          35,928
                                     2010   $7.35      $7.55          54,951
                                     2009   $6.78      $7.35          63,202
                                     2008   $6.91      $6.78          84,739
                                     2007   $6.71      $6.91         171,382
                                     2006   $6.51      $6.71         270,706
                                     2005   $6.49      $6.51         431,283
                                     2004   $6.45      $6.49         582,836
 SMALLCAP GROWTH ACCOUNT II
                                     2013   $6.59      $9.59          92,486
                                     2012   $5.75      $6.59         111,472
                                     2011   $6.10      $5.75         124,623
                                     2010   $4.88      $6.10         146,238
                                     2009   $3.75      $4.88         171,040
                                     2008   $6.47      $3.75         195,859
                                     2007   $6.25      $6.47         298,647
                                     2006   $5.93      $6.25         477,041
                                     2005   $6.12      $5.93         585,522
                                     2004   $5.93      $6.12         776,893

                                                                NUMBER OF UNITS
                                          UNIT VALUE UNIT VALUE   OUTSTANDING
 DIVISION                            YEAR   AT 1/1    AT 12/31     AT 12/31
 --------                            ---- ---------- ---------- ---------------
 SAM FLEXIBLE INCOME PORTFOLIO
                                     2013   $10.49     $11.15        378,327
                                     2012   $ 9.62     $10.49        412,650
                                     2011   $ 9.43     $ 9.62        481,527
                                     2010   $ 8.66     $ 9.43        600,255
                                     2009   $ 7.32     $ 8.66        806,531
                                     2008   $ 8.61     $ 7.32      1,269,379
                                     2007   $ 8.23     $ 8.61      2,612,552
                                     2006   $ 7.81     $ 8.23      3,943,217
                                     2005   $ 7.66     $ 7.81      5,803,431
                                     2004   $ 7.29     $ 7.66      6,865,841
 LARGECAP BLEND ACCOUNT II
                                     2013   $ 7.19     $ 9.33        336,900
                                     2012   $ 6.34     $ 7.19        442,515
                                     2011   $ 6.43     $ 6.34        509,864
                                     2010   $ 5.76     $ 6.43        629,069
                                     2009   $ 4.50     $ 5.76        770,625
                                     2008   $ 7.18     $ 4.50        984,167
                                     2007   $ 6.92     $ 7.18      1,985,545
                                     2006   $ 6.28     $ 6.92      3,185,003
                                     2005   $ 6.16     $ 6.28      4,258,719
                                     2004   $ 5.73     $ 6.16      5,015,663
 LARGECAP GROWTH ACCOUNT
                                     2013   $ 7.48     $ 9.89        427,886
                                     2012   $ 6.50     $ 7.48        492,483
                                     2011   $ 6.88     $ 6.50        568.410
                                     2010   $ 5.90     $ 6.88        637,995
                                     2009   $ 4.71     $ 5.90        771,333
                                     2008   $ 8.40     $ 4.71        960,028
                                     2007   $ 6.90     $ 8.40      1,649,245
                                     2006   $ 6.67     $ 6.90      2,464,322
                                     2005   $ 6.30     $ 6.67      3,259,242
                                     2004   $ 5.90     $ 6.30      4,064,538
 INCOME ACCOUNT
                                     2013   $10.28     $ 7.80         17,427
                                     2012   $ 9.52     $10.28         87,568
                                     2011   $ 9.09     $ 9.52        106,437
                                     2010   $ 8.48     $ 9.09        164,960
                                     2009   $ 7.27     $ 8.48        247,845
                                     2008   $ 7.63     $ 7.27        344,011
                                     2007   $ 7.31     $ 7.63        723,096
                                     2006   $ 7.07     $ 7.31      1,060,957
                                     2005   $ 7.00     $ 7.07      1,403,063
                                     2004   $ 6.72     $ 7.00      1,634,050

                                                                NUMBER OF UNITS
                                          UNIT VALUE UNIT VALUE   OUTSTANDING
 DIVISION                            YEAR   AT 1/1    AT 12/31     AT 12/31
 --------                            ---- ---------- ---------- ---------------
 SAM STRATEGIC GROWTH PORTFOLIO
                                     2013   $12.14      15.26        607,817
                                     2012   $10.66     $12.14        668,036
                                     2011   $11.02     $10.66        793,744
                                     2010   $ 9.60     $11.02        949,433
                                     2009   $ 7.64     $ 9.60      1,444,983
                                     2008   $12.38     $ 7.64      1,533,411
                                     2007   $11.46     $12.38      2,774,475
                                     2006   $10.28     $11.46      4,197,173
                                     2005   $ 9.68     $10.28      5,446,225
                                     2004   $ 8.70     $ 9.68      6,436,098
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT
                                     2013   $ 8.60     $ 8.39         93,011
                                     2012   $ 8.40     $ 8.60        118,925
                                     2011   $ 6.43     $ 8.40        136,859
                                     2010   $ 5.76     $ 6.43        629,069
                                     2009   $ 7.31     $ 7.68        276,183
                                     2008   $ 7.08     $ 7.31        368,425
                                     2007   $ 6.74     $ 7.08        870,538
                                     2006   $ 6.54     $ 6.74      1,358,726
                                     2005   $ 6.49     $ 6.54      1,909,404
                                     2004   $ 6.34     $ 6.49      2,401,347
 PRINCIPAL CAPITAL APPRECIATION ACCOUNT
                                     2013   $13.41      17.55        241,916
                                     2012   $11.95     $13.41        272,714
                                     2011   $12.10     $11.95        305,341
                                     2010   $10.64     $12.10        362,690
                                     2009   $ 8.31     $10.64        421,397
                                     2008   $12.64     $ 8.31        577,127
                                     2007   $11.79     $12.64      1,175,063
                                     2006   $10.68     $11.79      1,718,444
                                     2005   $ 9.97     $10.68      2,054,268
                                     2004   $ 8.95     $ 9.97      2,329,097


FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Please see the first page of this Prospectus for information on how to obtain a copy of the SAI. You should consider the financial statements of AGL only as bearing on the ability of AGL to meet its contractual obligations under the Contracts. The financial statements do not bear on the investment performance of the Separate Account.

The financial statements of the WM Strategic Asset Manager Divisions of Separate Account D also appear in the SAI. They provide financial information about the WM Strategic Asset Manager Divisions that invest in the Series of PVC. See "Contents of Statement of Additional Information" section.

AMERICAN GENERAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2919 Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of Contract owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov. For more information about the Company, see the SAI.

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

Certain insurance obligations under the Contracts are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

SEPARATE ACCOUNT D
--------------------------------------------------------------------------------

AGL established Separate Account D on November 19, 1973. The Separate Account has 96 Divisions, 15 of which are available under the Contracts offered by this Prospectus. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of AGL's general business. The assets of the Separate Account belong to AGL. Under Texas law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that AGL may conduct. These assets will be held exclusively to meet AGL's obligations under variable annuity contracts. Furthermore, AGL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of AGL.

THE SERIES
--------------------------------------------------------------------------------

The Separate Account has 15 Divisions funding the variable benefits under the Contracts. These Divisions invest in shares of 15 Series (the five SAM Portfolios and the 10 Accounts) of PVC.

The five "SAM Portfolios" are funded by Series that operate differently from the other 10 "Accounts." You should carefully read the information described in this section of this Prospectus. You can also find more information about the Series in PVC's prospectus.

PVC offers Class 1 shares of these Series, without sales charges, to Separate Account D. PVC may also offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with AGL. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict.

For example, violation of the federal tax laws by one separate account investing in PVC could cause the Contracts or other contracts funded through another separate account to lose their tax deferred status. Such a result might require us to take remedial action. A separate account may have to withdraw its participation in PVC, if a material irreconcilable conflict arises among separate accounts. In such event, PVC may have to liquidate portfolio securities at a loss to pay for a separate account's redemption of Trust shares. At the same time, PVC's Board of Directors and AGL will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, to take to remedy or eliminate the conflict.

We automatically reinvest any dividends or capital gain distributions that we receive on shares of the Series held under Contracts. We reinvest at the Series' net asset value on the date payable. Dividends and distributions will reduce the net asset value of each share of the corresponding Series and increase the number of shares outstanding of the Series by an equivalent value. However, these dividends and distributions do not change your Account Value.

Principal Management Corporation is the investment advisor of each Series of PVC and various entities serve as the sub-advisor of such Series, as noted below. Principal Funds Distributor, Inc. is the distributor of shares of each Series. AGL is not affiliated with any of these companies.


 FUND NAME                       INVESTMENT OBJECTIVE          SUB-ADVISOR
 ---------                       --------------------          -----------

 SAM Balanced Portfolio       Seeks to provide as high a   Edge Asset
                              level of total return        Management, Inc.
                              (consisting of reinvested
                              income and capital
                              appreciation) as is
                              consistent with reasonable
                              risk.

 SAM Conservative Balanced    Seeks to provide a high      Edge Asset
   Portfolio                  level of total return        Management, Inc.
                              (consisting of reinvestment
                              of income and capital
                              appreciation), consistent
                              with a moderate degree of
                              principal risk.

 SAM Conservative Growth      Seeks to provide long-term   Edge Asset
   Portfolio                  capital appreciation.        Management, Inc.

 SAM Flexible Income          Seeks to provide a high      Edge Asset
   Portfolio                  level of total return        Management, Inc.
                              (consisting of reinvestment
                              of income with some capital
                              appreciation).

 SAM Strategic Growth         Seeks to provide long-term   Edge Asset
   Portfolio                  capital appreciation.        Management, Inc.

 Diversified International    Seeks long-term growth of    Principal Global
   Account                    capital.                     Investors, LLC

 Equity Income Account        Seeks to provide a           Edge Asset
                              relatively high level of     Management, Inc.
                              current income and
                              long-term growth of income
                              and capital.

 Income Account               Seeks to provide a high      Edge Asset
                              level of current income      Management, Inc.
                              consistent with
                              preservation of capital

 LargeCap Blend Account II    Seeks long-term growth of    ClearBridge
                              capital.                     Investments, LLC and
                                                           T. Rowe Price
                                                           Associates, Inc.

 LargeCap Growth Account      Seeks long-term growth of    Columbus Circle
                              capital.                     Investors

 Money Market Account         Seeks as high a level of     Principal Global
                              current income as is         Investors, LLC
                              considered consistent with
                              preservation of principal
                              and maintenance of
                              liquidity.

 FUND NAME                       INVESTMENT OBJECTIVE          SUB-ADVISOR
 ---------                       --------------------          -----------

 Short-Term Income Account    Seeks to provide as high a   Edge Asset
                              level of current income as   Management, Inc.
                              is consistent with prudent
                              investment management and
                              stability of principal.

 SmallCap Growth Account II   Seeks long-term growth of    Emerald Advisers,
                              capital.                     Inc.

 Government & High Quality    Seeks to provide a high      Edge Asset
   Bond Account               level of current income      Management, Inc.
                              consistent with safety and
                              liquidity.

 Principal Capital            Seeks to provide long-term   Edge Asset
   Appreciation Account       growth of capital.           Management, Inc.

Before selecting any Division, you should carefully read the PVC prospectus. The PVC prospectus discusses detailed information about the Series in which each Division invests, including investment objectives and policies, charges and expenses. The PVC prospectus also provides detailed information about PVC's allocation of the assets of each Portfolio in the "Underlying Funds", and about the predetermined investment limits. Each Portfolio will invest in different combinations of the Underlying Funds.

You may obtain additional copies of this Prospectus or PVC's prospectus by contacting AGL's Annuity Administration Department at the addresses and phone numbers on the first page of this Prospectus.

VOTING PRIVILEGES

The following people may give us voting instructions for Series shares held in the Separate Account Divisions attributable to their Contract:

    . You, as the Owner, before the Annuity Commencement Date, and . The Annuitant or other payee, during the Annuity Period.

We will vote according to such instructions at meetings of shareholders of the Series.

We will determine who is entitled to give voting instructions and the number of votes for which they may give directions as of the record date for a meeting. We will calculate the number of votes in fractions. We will calculate the number of votes for any Series as follows:
    .  For each Owner before the Annuity Commencement Date, we will divide
       (1) the Owner's Variable Account Value invested in the corresponding Division by (2) the net asset value of one share of that Series;
    .  For each Annuitant or payee during the Annuity Period, we will divide
       (1) our liability for future Variable Annuity Payments to the Annuitant or payee by (2) the value of an Annuity Unit. We will calculate our liability for future Variable Annuity Payments based on the mortality assumptions and the assumed interest rate that we use in determining the number of Annuity Units under a Contract and the value of an Annuity Unit.

We will vote all shares of each Series owned by the Separate Account as follows:

    . Shares for which we receive instructions, in accordance with those instructions; and
    . Shares for which we receive no instructions, including any shares we own on our own behalf, in the same proportion as the shares for which we receive instructions.

Shares of each Series may be owned by separate accounts of insurance companies other than us. We understand that each Series will see that all insurance companies vote shares uniformly.

We believe that our voting instruction procedures comply with current federal securities law requirements. However, we reserve the right to modify these procedures to conform to legal requirements and interpretations that are put in effect or modified from time to time.

THE FIXED ACCOUNT
--------------------------------------------------------------------------------
Amounts in the Fixed Account or supporting Fixed Annuity Payments become part of our General Account. General Account assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of AGL. These General Account assets also support our obligations under other insurance and annuity contracts. Investments purchased with General Account assets are the property of AGL and Owners have no legal rights in such investments. We have not registered interests in the General Account under the Securities Act of 1933, as amended (the "1933 Act"), and we have not registered the General Account as an investment company under the 1940 Act, based on federal law exclusion and exemption. The staff of the SEC has advised us that it has not reviewed the disclosures in this Prospectus that relate to the Fixed Account or Fixed Annuity Payments. At the same time, we have legal responsibility for the accuracy and completeness of this Prospectus.

The Fixed Account is not available under Contracts purchased in Oregon before November 20, 2000. For Contracts purchased in Oregon, all references in this Prospectus to the Fixed Account apply to Contracts purchased on or after that same date.

GUARANTEE PERIODS

Account Value that the Owner allocates to the Fixed Account earns a Guaranteed Interest Rate beginning with the date of the allocation. This Guaranteed Interest Rate continues for the number of months or years that the Owner selects from among the Guarantee Periods that we then offer.

At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including interest you have earned, to a new Guarantee Period of the same length. In the alternative, the Owner may submit a Written request to us to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of the Separate Account. We must receive this Written request before the end of the Guarantee Period.

We will contact the Owner regarding the scheduled Annuity Commencement Date, if the Owner has not provided the necessary Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this case, we will, under certain circumstances, waive the Surrender Charge. See "Annuity Payment Options" and "Surrender Charge" section for more information.

If the Owner does not annuitize on the scheduled Annuity Commencement Date, we will move the Annuity Commencement Date to the earlier of the end of the renewed Guarantee Period or the latest possible Annuity Commencement Date. See "Annuity Commencement Date" section for more information.

The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner in writing at least 30 days and not more than 60 days before the end of any Guarantee Period.

If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to transfer, without charge, the balance to the Money Market Account Division at the end of that Guarantee Period. However, we will transfer such balance to another Division selected by the Owner, if we have received Written instructions to transfer such balance to that Division.

CREDITING INTEREST

We declare the Guaranteed Interest Rate from time to time as market conditions dictate. We tell an Owner the Guaranteed Interest Rate for a Guarantee Period at the time we receive a purchase payment, make a transfer, or renew a Guarantee Period. We may credit a different interest rate from one Guarantee Period to another Guarantee Period that is of the same length, but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

AGL's management makes the final determination of the Guaranteed Interest Rates to be declared. AGL cannot predict or assure the level of any future Guaranteed Interest Rates in excess of the minimum Guaranteed Interest Rate stated in your Contract.

You may obtain information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time from your sales representative or from the addresses or telephone numbers on the first page of this Prospectus.

NEW GUARANTEE PERIODS

Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for that amount. That new Guarantee Period will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract.

Each Guarantee Period has its own Guaranteed Interest Rate. Guarantee Periods can have different Guaranteed Interest Rates. We have the right to change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already started. Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for the amount allocated or transferred. That amount earns a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract. We may offer one or more Guarantee Periods with a required dollar cost averaging feature. See "Transfers" section for more information. Currently we make available a one-year Guarantee Period, and no others. However, we reserve the right to change the Guarantee Periods that we make available at any time. We will always offer at least one Guarantee Period if state law requires us to do so.

CONTRACT ISSUANCE AND PURCHASE PAYMENTS
--------------------------------------------------------------------------------

As of August 1, 2002, no new Contracts will be issued; however, existing Contract Owners may continue to add to their existing Contracts. You may make purchase payments pursuant to employer sponsored plans only with our agreement.

PAYMENTS

You should make checks for subsequent purchase payments payable to American General Life Insurance Company and forward them directly to our Home Office. We also accept purchase payments by wire, by direct transfer from your checking, savings or brokerage account, or by exchange from another insurance company. You may obtain further information about how to make purchase payments by any of these methods from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. The minimum subsequent purchase payment is $100. We will credit subsequent purchase payments as of the end of the Valuation Period in which we receive them and any required Written information at our Home Office.

Your purchase payments are allocated to the Divisions of the Separate Account or the Guarantee Period of the Fixed Account as of the date we credit the purchase payments to your Contract. In your application form, you select (in whole percentages) the amount of each purchase payment that you are allocating to each Division and Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

MINIMUM REQUIREMENTS

If your Account Value in any Division falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance in that Division to the Money Market Account Division.

If your Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the investment option or options to which the transfer was made. We will waive these minimum requirements for transfers under the dollar cost averaging and automatic rebalancing programs. See "Transfers" and "Automatic Rebalancing" section for more information.

If your total Account Value falls below $500, we may cancel the Contract. We consider such a cancellation a full surrender of the Contract. We will provide you with 60 days advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you do not have to make further purchase payments. You may, however, elect to make subsequent purchase payments at any time before the Annuity Commencement Date, if the Owner and Annuitant are still living.


OWNER ACCOUNT VALUE
--------------------------------------------------------------------------------

Before the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

    . Your Variable Account Value is the sum of your Variable Account Values in each Division of the Separate Account.
    . Your Variable Account Value in a Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date.

There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to the Separate Account, you bear the entire investment risk. We credit Accumulation Units in a Division to you when you allocate purchase payments or transfer amounts to that Division. Similarly, we redeem Accumulation Units when you transfer or withdraw amounts from a Division or when we pay certain charges under the Contract. We determine the value of these Accumulation Units at the end of the Valuation Date on which we make the credit or charge.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made for the Series shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series shares held in the Division determined at the end of the previous Valuation Period. We then subtract from that result a factor representing the mortality risk, expense risk and administrative expense charge.

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FIXED ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

    . Your Fixed Account Value is the sum of your Fixed Account Value in all Guarantee Periods.
    . Your Fixed Account Value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period, less
       (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

AGL guarantees the Fixed Account Value. AGL bears the investment risk for amounts allocated to the Fixed Account, except to the extent that AGL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the 3% minimum Guaranteed Interest Rate stated in your Contract).


TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND
PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE
--------------------------------------------------------------------------------

TRANSFERS

You can transfer your Account Value beginning 30 days after we issue your Contract and before the Annuity Commencement Date. The following rules apply:

    . You may transfer your Account Value at any time among the available Divisions of the Separate Account and the Guarantee Period. Transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.
    . If a transfer causes your Account Value in any Division or the Guarantee Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or the Guarantee Period in the same proportions as the transfer request.
    . You may make up to 12 transfers each Contract Year without charge. We will charge you $25 for each additional transfer.
    . You may transfer no more than 25% of the Account Value you allocated to the Guarantee Period at its inception during any Contract Year. This 25% limitation does not apply to transfers from the Guarantee period
       (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.

You may establish an automatic transfer plan. (We also refer to this plan as a dollar cost averaging plan.) The rules about transfers, which we describe in this Prospectus, will apply to this plan. Under this plan, we will automatically transfer amounts from any Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other variable Divisions. You will select:

    .  the amount we are to transfer under the plan;
    . the frequency of the transfers - either monthly, quarterly, semi-annually, or annually; and
    .  the duration of the plan.

We may also offer certain "special automatic transfer plans" to Owners who:

    .  make new purchase payments; and
    . do not own another annuity contract which AGL, or any AGL affiliate, issued.

Under such plans, we will make equal monthly transfers over a period of time that we will determine. We may offer a higher Guaranteed Interest Rate under such a special automatic transfer plan than we would offer for another Guarantee Period of the same duration that is not offered under such a plan. Any such higher interest rate will reflect differences in costs or services and will not be unfairly discriminatory as to any person.

Differences in costs or services will result from such factors as reduced sales expenses or administrative efficiencies related to transferring amounts to other Divisions on an automatic, rather than a discretionary, basis.

Transfers under any automatic transfer plan will:

    .  not count towards the 12 free transfers each Contract Year;
    .  not incur a $25 charge;
    . not be subject to the 25% limitation on transfers from the Guarantee Period; and
    . not be subject to the minimum Division Account Value requirement described above.

You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the first page of this Prospectus. You cannot have an automatic transfer plan in effect at the same time you have Automatic Rebalancing, described below, in effect.

You can make transfers by telephone if you have completed a Telephone Transfer Authorization form and given it to us. The form provides certain rules about telephone transfers which you will have to follow. We will honor telephone transfer instructions from any person who provides the correct information. So there is a risk of possible loss to you if an unauthorized person uses this service in your name. Currently we try to limit the availability of telephone transfers only to the Owner of the Contract. We are not liable for any acts or omissions based upon telephone instructions that we reasonably believe to be genuine. We are not responsible for losses arising from errors in the communication of transfer instructions.

We have established procedures for accepting telephone transfer instructions, which include:

    .  verification of the Contract number;
    .  verification of the identity of the caller;
    . verification of both the Annuitant's and Owner's names; and . a form of personal identification from the caller.

We will mail to the Owner a Written confirmation of the transaction. We might receive telephone transfer instructions from more than one person on the same day, or our recording equipment might malfunction. It may be impossible for you to make a telephone transfer at the time you wish. If this occurs, you should submit a Written transfer request. Also, we will not process the transaction if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible. The phone number for telephone exchanges is provided on the first page of this Prospectus.

AUTOMATIC REBALANCING

You may arrange for Automatic Rebalancing among the Separate Account Divisions, if your Contract has an Account Value of $25,000 or more at the time we receive the application for Automatic Rebalancing. You may apply for Automatic Rebalancing either at issue or after issue, and you may subsequently discontinue it. The five Portfolios are not available for automatic rebalancing.

Under Automatic Rebalancing, we transfer funds among the Separate Account Divisions to maintain the percentage allocation you have selected for each Division. At your election, we will make these transfers on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date. A Contract Anniversary date that falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing starting with the 1st of the next month.

Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the 12 free transfers each Contract Year and will not incur a $25 charge. You cannot have Automatic Rebalancing in effect at the same time you have an automatic transfer plan, described above, in effect.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Contract Owners;
    . interference with the efficient management of the Fund's portfolio; and . increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract Owner requests:

    . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or
    . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

If either of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. The suspension of Contract transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $25 charge for each transfer in excess of 12 each year.

SURRENDERS

At any time before the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender from a Contract.

We will pay you the following upon full surrender:

    . your Account Value at the end of the Valuation Period in which we receive a Written surrender request;
    .  minus any applicable Surrender Charge;
    . minus any uncollected Contract Fee (See "Charges Under the Contract - Annual Contract Fee" section for more information); and
    .  minus any applicable premium tax.

Our current practice is to require that you return the Contract to our Home Office with any request for a full surrender.

After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person under the Contract will terminate. The Owner will, however, have a right to reinvest the proceeds of the Contract. See "One-Time Reinstatement Privilege" section for more information.

All collateral assignees of record must consent to any full surrender.

PARTIAL WITHDRAWALS

Your Written request for a partial withdrawal should specify the Divisions of the Separate Account, or the Guarantee Periods of the Fixed Account, from which you wish to make the partial withdrawal. We will take the withdrawal pro rata from the Divisions and the Guarantee Period, if (1) you do not tell us how to make the withdrawal, or (2) we cannot make the withdrawal as you requested.

Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Fund Division), we reserve the right to transfer the remaining balance to the Money Market Fund Division. We will do this without charge.

We will always pay you the amount of your partial withdrawal request, except that we may deny your request for a partial withdrawal if it would reduce your Account Value below $500. The value of your Accumulation Units and Fixed Account interests that we redeem will equal the amount of the withdrawal request, plus any applicable Surrender Charge and premium tax. You can also tell us to take Surrender Charges and income tax from the amount you want withdrawn.

We also make available a systematic withdrawal plan. Under this plan, you may make automatic partial withdrawals in amounts and at periodic intervals that you specify. The terms and conditions that apply to other partial withdrawals will also apply to this plan. You may obtain additional information about how to establish a systematic withdrawal plan from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. We reserve the right to modify or terminate the systematic withdrawal plan at any time.

The Code imposes a penalty tax on certain premature surrenders or withdrawals. See the "Federal Income Tax Matters" section for a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals. This section also discusses tax withholding requirements.

All collateral assignees of record must consent to any partial withdrawal.

ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS
--------------------------------------------------------------------------------

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date may be any day of any month up to the Annuitant's 100/th/ birthday. (Pennsylvania has special limitations that require the Annuity Commencement Date to be no later than age 90, and as early as age 85. Oregon requires the Annuity Commencement Date to be no later than age 95.) You may select the Annuity Commencement Date in the Contract application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval in most cases.

For a discussion of the penalties that may result from distributions before the Annuitant's reaching age 59 1/2 under any Contract or after April 1 of the year following the calendar year in which the Annuitant reaches age 70 1/2 under certain Qualified Contracts, see "Federal Income Tax Matters" section.

APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, we will apply your Account Value in different proportions, if you give us written instructions at least 30 days before the Annuity Commencement Date.

We deduct any applicable state and local premium taxes from the amount of Account Value that we apply to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount we apply. See "Surrender Charge" section for more information. Subject to any such adjustments, we apply your Variable and Fixed Account Values to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the 10/th/ day before the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

We will determine your first monthly Fixed or Variable Annuity Payment using the annuity tables in the Contract and the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments.

We determine the amount of each monthly Fixed Annuity Payment thereafter based on the terms of the Annuity Payment Option selected.

We determine the amount of each monthly Variable Annuity Payment thereafter as follows:

    . We convert the Account Value that we apply to provide Variable Annuity Payments to a number of Annuity Units. We do this by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of a Division as of the end of the Valuation Period that includes the 10/th/ day before the Annuity Commencement Date. This number of Annuity Units remains constant for any Annuitant.
    . We determine the amount of each subsequent Variable Annuity Payment by multiplying the number of Annuity Units by the value of an Annuity Unit as of the end of the Valuation Period that contains the 10/th/ day before the date of each payment.
    . If we base the Variable Annuity Payments on more than one Division, we perform these calculations separately for each Division.
    . The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value" section for more information) for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables.

The Contract's annuity tables use a 3.5 1/2% assumed interest rate. A Variable Annuity Payment based on a Division will be greater than the previous month, if the Division's investment return for the month is at an annual rate greater than 3.5%. Conversely, a Variable Annuity Payment will be less than the previous month, if the Division's investment return is at an annual rate less than 3.5%.

ANNUITY PAYMENT OPTIONS

Sixty to 90 days before the Scheduled Annuity Commencement Date, we will
(1) notify you that the Contract is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

    . We will extend the Annuity Commencement Date to the Annuitant's 100/th/ birthday, if the scheduled Annuity Commencement Date is any date before the Annuitant's 100/th/ birthday; or
    . We will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 100/th/ birthday.

The procedure just described is different in Pennsylvania and Oregon because the Annuity Commencement Date cannot exceed age 90 in Pennsylvania and age 95 in Oregon.

The Code imposes minimum distribution requirements on the Annuity Payment Option you choose in connection with Qualified Contracts. See "Federal Income Tax Matters" section for more information. We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.

ELECTION OF ANNUITY PAYMENT OPTION

You may elect an Annuity Payment Option only if the initial annuity payment meets the following minimum requirements:

    . where you elect only Fixed or Variable Annuity Payments, the initial payment must be at least $100; or
    . where you elect a combination of Variable and Fixed Annuity Payments, the initial payment must be at least $50 on each basis.

If the initial annuity payment falls below these amounts, we will reduce the frequency of annuity payments. If the initial payment still falls below these amounts, we will make a single payment to the Annuitant or other properly designated payee equal to your Account Value. We will deduct any applicable Surrender Charge, uncollected Annual Contract Fee and premium tax.

You may elect the annuity option that will apply for payments to a Beneficiary, if you or the Annuitant dies. If you have not made this election, the Beneficiary may do so within 60 days after the death proceeds become payable. See "Death Proceeds" section for more information. Thereafter, the Beneficiary will have all the remaining rights and powers under the Contract and be subject to all of its terms and conditions. We will make the first annuity payment at the beginning of the second month following the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values at the end of the Valuation Period that contains the 10/th/ day before the beginning of that second month.

When an Annuity Payment Option becomes effective, you must deliver the Contract to our Home Office, in exchange for a payment contract providing for the option elected.

We provide information about the relationship between the Annuitant's gender and the amount of annuity payments, including any requirements for gender-neutral annuity rates and in connection with certain employee benefit plans under "Gender of Annuitant" in the SAI. See "Contents of Statement of Additional Information" section for more information.

AVAILABLE ANNUITY PAYMENT OPTIONS

Each Annuity Payment Option, except Option 5, is available on both a fixed and variable basis. Option 5 is available on a fixed basis only.

   Option 1 - Life Annuity - We make annuity payments monthly during the lifetime of the Annuitant. These payments stop with the last payment due before the death of the Annuitant. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment, if the Annuitant dies before the second annuity payment.

   Option 2 - Life Annuity with 120, 180, or 240 Monthly Payments Certain - We make annuity payments monthly during the lifetime of an Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period.

   Option 3 - Joint and Last Survivor Life Annuity - We make annuity payments monthly during the lifetime of the Annuitant and another payee and during the lifetime of the survivor of the two. We stop making payments with the last payment before the death of the survivor. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment if both die before the second annuity payment. The election of this option is ineffective if either one dies before the Annuity Commencement Date. In that case, the survivor becomes the sole Annuitant, and we do not pay death proceeds because of the death of the other Annuitant.

   Option 4 - Payments for a Designated Period - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee.

   Under the fourth option, we provide no mortality guarantee, even though we reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. See "Charges Under the Contracts - Charge to the Separate Account" section for more information.

   A payee receiving Variable (but not Fixed) Annuity Payments under Option 4 can elect at any time to commute (terminate) the option and receive the current value of the annuity in a single sum. The current value of an annuity under Option 4 is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. We calculate that value the next time we determine values after receiving your Written request for payment. The election of a single sum payment under Option 4 is the only way you may terminate any Annuity Payment Option once annuity payments have started.

   Option 5 - Payments of a Specific Dollar Amount - We pay the amount due in equal monthly installments of a designated dollar amount until the remaining balance is less than the amount of one installment. The amount of each installment may not be less than $125 or more than $200 each year per $1,000 of the original amount due. If the person receiving these payments dies, we continue to make the remaining payments to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, we decrease the balance at the end of the previous month by the amount of any installment paid during the month. We then apply, to the remainder, interest at a rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, we will pay the balance as the final payment under the option.

We reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. See "Charges Under the Contracts
- Charge to the Separate Account" section for more information.

The Code may treat the election of Option 4 or Option 5 in the same manner as a surrender of the total Account Value. For tax consequences of such treatment, see "Federal Income Tax Matters" section. In addition, the Code may not give tax-deferred treatment to subsequent earnings.

Alternative Amount Under Fixed Life Annuity Options - In the case of Fixed Annuity Payments under one of the first three Annuity Payment Options described above, we make a special election available. In that case, the Owner (or the

Beneficiary, if the Owner has not elected a payment option) may elect monthly payments based on single payment immediate fixed annuity rates we offer at that time. This provision allows the Annuitant or other properly-designated payee to receive the fixed annuity purchase rate in effect for new single payment immediate annuity Contracts, if it is more favorable.

In place of monthly payments, you may elect payments on a quarterly, semi-annual or annual basis. In that case, we determine the amount of each annuity payment on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly designated payee may make one transfer every 180 days among the available Divisions of the Separate Account or from the Divisions to a Fixed Annuity Payment Option. We will assess no charge for the transfer. We do not permit transfers from a Fixed to a Variable Annuity Payment Option. If a transfer causes the value in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. We make transfers effective at the end of the Valuation Period in which we receive the Written transfer request at our Home Office. We reserve the right to terminate or restrict transfers at any time.

DEATH PROCEEDS
--------------------------------------------------------------------------------

DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Contract if any of the following events occurs before the Annuity Commencement
Date:

    . the Annuitant dies, and no Contingent Annuitant has been named under a Non-Qualified Contract;
    . the Annuitant dies, and we also receive proof of death of any named Contingent Annuitant; or
    . the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to continue the Contract as described later in this section).

The death proceeds, before deduction of any premium taxes and other applicable taxes, will equal the greatest of:

    . the sum of all net purchase payments made (less any premium taxes and other applicable taxes we deducted previously and all prior partial withdrawals);
    . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment; or
    . the "highest anniversary value" before the date of death, as defined below.

The highest anniversary value before the date of death will be determined as follows:

    (a)First, we will calculate the Account Values at the end of each of the past Contract Anniversaries that occurs before the deceased's 81/st/ birthday. (We will thereafter use only the Contract Anniversary Account Values that occurred before the deceased's 81/st/ birthday.);
    (b)Second, we will increase each of the Account Values by the amount of net purchase payments the Owner has made since the end of such Contract Anniversaries; and
    (c)Third, we will reduce the result by the amount of any withdrawals the Owner has made since the end of such Contract Anniversaries.

       The highest anniversary value will be an amount equal to the highest of such values. Net purchase payments are purchase payments less applicable taxes deducted at the time the purchase payment is made.

The death proceeds become payable to the Beneficiary when we receive:

    . proof of the Owner's or Annuitant's death; and . a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Contract. See "Annuity Period and Annuity Payment Options - Annuity Payment Options" section for more information. If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.

If the Owner (including the first to die if there are joint Owners) under a Non-Qualified Contract dies before the Annuity Commencement Date, we will distribute all amounts payable under the Contract in accordance with the following rules:

    .  We will distribute all amounts:
       (a)within five years of the date of death; or
       (b)if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.
    . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant.
    . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.

Failure to satisfy the requirements described in this Section may result in serious adverse tax consequences.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies on or after the Annuity Commencement Date, the amounts payable to the Beneficiary or other properly designated payee are any continuing payments under the Annuity Payment Option in effect. See "Annuity Period and Annuity Payment Options - Annuity Payment Options" section for more information. In such case, the payee will:

    . have all the remaining rights and powers under a Contract; and . be subject to all the terms and conditions of the Contract.

Also, if the Annuitant dies on or after the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

If the payee under a Non-Qualified Contract dies after the Annuity Commencement Date, we will distribute any remaining amounts payable under the terms of the Annuity Payment Option at least as rapidly as under the method of distribution in effect when the payee dies. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant, within the meaning of the Code.

Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.

Failure to satisfy requirements described in this section may result in serious adverse tax consequences.

PROOF OF DEATH

We accept the following as proof of any person's death:
    .  a certified death certificate;
    . a certified decree of a court of competent jurisdiction as to the finding of death;
    . a written statement by a medical doctor who attended the deceased at the time of death; or
    .  any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.

CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

PREMIUM TAXES

When applicable, we will deduct premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. We may deduct the amount as follows:

    .  from purchase payment(s) when received;
    .  from the Owner's Account Value at the time annuity payments begin;
    . from the amount of any partial withdrawal; or . from proceeds payable upon termination of the Contract for any other reason, including death of the Owner or Annuitant, and surrender of the Contract.

If premium tax is paid, AGL may reimburse itself for the tax when making the deduction under the second, third, and fourth items on the list immediately above, by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5%. The rates are subject to change by legislation, administrative interpretations, or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

The Surrender Charge reimburses us for part of our expenses in distributing the Contracts. We believe, however, that the amount of our expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay for extra expenses out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that you withdraw during the first seven years after we receive that purchase payment. The percentage declines depending on how many years have passed since we originally credited the withdrawn purchase payment to your Account Value, as follows:

                                        SURRENDER CHARGE AS A PERCENTAGE OF
    YEAR OF PURCHASE PAYMENT WITHDRAWAL     PURCHASE PAYMENT WITHDRAWN
    ----------------------------------- -----------------------------------
                  1/st/                                 7%
                  2/nd/                                 6%
                  3/rd/                                 5%
                  4/th/                                 5%
                  5/th/                                 4%
                  6/th/                                 3%
                  7/th/                                 2%
                Thereafter                              0%

In computing the Surrender Charge, we deem withdrawals from your Account Value to consist first of purchase payments, in order of contribution, followed by any amounts in excess of purchase payments. The Surrender Charge will apply to the following transactions, which we consider to be withdrawals:

    .  total surrender;
    .  partial withdrawal;
    . commencement of an Annuity Payment Option; and . termination due to insufficient Account Value.

The Surrender Charge will not apply to withdrawals in the following circumstances:

    . to the amount of withdrawals that exceeds the cumulative amount of your purchase payments;
    . upon death of the Annuitant, at any age, after the Annuity Commencement Date;
    . upon death of the Annuitant, at any age, before the Annuity Commencement Date, provided no Contingent Annuitant survives;
    . upon death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Contract, unless the Contract continues under the special rule for a surviving spouse;
    . upon annuitization over at least ten years, or life contingent annuitization where the life expectancy is at least ten years;
    .  within the 30-day window under the One-Time Reinstatement Privilege;
    . if the Annuitant is confined to a long-term care facility or is subject to a terminal illness (see the "Long-Term Care and Terminal Illness" section for more information);
    . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed the greater of (1) 15% of your Purchase Payments that have not previously been withdrawn and that have been credited to your Contract for less than seven years, or (2) 15% of your Account Value, in each Contract Year, calculated as of the end of the previous Contract Anniversary, less any amounts that have been withdrawn during such Contract Year. For example, let's say we issued your Contract on February 15, 2000 with a Purchase Payment of $100,000. You make no withdrawals or additional Purchase Payments during the first Contract Year. Let's assume your Account Value at the end of your first Contract Year, February 15, 2001, had grown to $110,000. You may withdraw the greater of 15% of your $100,000 Purchase Payment ($15,000), or 15% of your $110,000 Account Value ($16,500), without a Surrender Charge. Because $16,500 is greater than $15,000, you can withdraw $16,500 without a Surrender Charge. If we issued your Contract before February 15, 2000, this section is different for you. See "Charges Under the Contracts - Special Surrender Charge Rules for Contracts Issued After October 1, 1998 and Before February 15, 2000" or "Special Surrender Charge Rules for Contracts Issued Before October 2, 1998" sections for more information; and
    . to any amounts withdrawn that are in excess of the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.

If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. You may make non-automatic and automatic withdrawals in any Contract

Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal privilege. We add all withdrawals and charge you a Surrender Charge only on amounts that exceed the 15% free withdrawal privilege. See the discussion under "Surrender Charge" for an explanation of how we calculate the Surrender Charge.

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal privilege described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. See the "Federal Income Tax Matters" section for a discussion of penalty taxes imposed on premature distributions.

If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. See the "Surrenders" sub-section of the "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value" section for more information.

SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED AFTER OCTOBER 1, 1998 AND BEFORE FEBRUARY 15, 2000

If we issued your Contract after October 1, 1998 and before February 15, 2000, your 15% free withdrawal privilege differs from the free withdrawal privilege described in the previous section. We use a different formula to calculate the amount you can withdraw from your Contract without a Surrender Charge. The following section discusses this different formula.

If we issued your Contract after October 1, 1998 and before February 15, 2000, the Surrender Charge will not apply to withdrawals in the following circumstances:

    . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 15% of the amount of your purchase payments that (1) have not previously been withdrawn and (2) have been credited to the Contract for at least one year. (If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Contract Year, you may make non-automatic and automatic withdrawals in the same Contract Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal); and
    . to any amounts withdrawn that exceed the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.)

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age
59 1/2. See the "Federal Income Tax Matters" section for a discussion of penalty taxes imposed on premature distributions.

If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. See the "Surrenders" sub-section of the "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value" section for more information.

SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED BEFORE OCTOBER 2, 1998

The 15% free withdrawal privilege discussed above is a 10% free withdrawal privilege if we issued your Contract before October 2, 1998. The 10% limit is the only difference in your free withdrawal privilege. The affected discussion follows, using "10%" in place of "15%."

If we issued your Contract before October 2, 1998, the Surrender Charge will not apply to withdrawals in the following circumstances:

    . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (1) have not previously been withdrawn and (2) have been credited to the Contract for at least one year. (If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Contract Year, you may make non-automatic and automatic withdrawals in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal); and
    . to any amounts withdrawn that excced the amount permitted by the 10% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 10% free withdrawal privilege permits. This exception is subject to our approval.)

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age
59 1/2. See the "Federal Income Tax Matters" section for a discussion of penalty taxes imposed on premature distributions.

If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. See the "Surrenders" sub-section of the "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value" section for more information.

TRANSFER CHARGES

We describe the charges assessed to pay the expense of making transfers under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are not designed to yield a profit.

ANNUAL CONTRACT FEE

We will deduct an Annual Contract Fee of $35 from your Account Value at the end of each Contract Year before the Annuity Commencement Date. (The Fee is $30 for Contracts issued in the State of North Dakota.) This Fee is for administrative expenses, which do not include expenses of distributing the Contracts. We do not expect the revenues we derive from this Fee to exceed the expenses. Unless paid directly, the Fee will be allocated among the Guarantee Period and Divisions in proportion to your Account Value in each. We will deduct the entire Fee for the year from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO THE SEPARATE ACCOUNT

We deduct from Separate Account assets a daily charge at an annualized rate of 1.40% of the average daily net asset value of the Separate Account attributable to the Contracts. This charge (1) offsets administrative expenses not covered by the Annual Contract Fee discussed above and (2) compensates us for assuming mortality and expense risks under the Contracts. The 1.40% charge divides into 0.15% for administrative expenses and 1.25% for the assumption of mortality and expense risks.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Contract and the amount of expenses actually attributable to that Contract.

In assuming the mortality risk, we incur the risks that:

    .  our actuarial estimate of mortality rates may prove erroneous;
    . Annuitants will live longer than expected; and . more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Contracts.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Contracts (charges that we guarantee will not increase) will not cover our expense of administering the Contracts.

MISCELLANEOUS

Each Series pays charges and expenses out of its assets. The Prospectus for each Series describes the charges and expenses. We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contracts.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic partial withdrawals, at periodic intervals, through a systematic withdrawal program. Minimum payments are $100. You may choose from schedules of monthly, quarterly, semi-annual, or annual payments. You may start, stop, increase, or decrease payments. You may elect to (1) start withdrawals as early as 30 days after the issue date of the Contract and
(2) take withdrawals from the Fixed Account or any Division. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINSTATEMENT PRIVILEGE

If your Account Value at the time of surrender is at least $500, you may elect to reinvest all of the proceeds that you liquidated from the Contract within the previous 30 days. In this case, we will credit the Surrender Charge and the Annual Contract Fee, if a new Annual Contract Fee is not then due, back to the Contract. We will reinvest the proceeds at the value we next compute following the date of receipt of the proceeds. Unless you request otherwise, we will allocate the proceeds among the Divisions and Guarantee Periods in the same proportions as before surrender. We will compute any subsequent Surrender Charge as if we had issued the Contract at the date of reinstatement for a purchase payment in the amount of the net surrender proceeds. You may use this privilege only once.

This privilege is not available under Contracts purchased in Oregon.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Contracts for employer sponsored plans. Any such reductions will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs and services result from factors such as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform.

LONG-TERM CARE AND TERMINAL ILLNESS
--------------------------------------------------------------------------------

THE RIDER WE DESCRIBE BELOW IS NOT AVAILABLE IN ALL STATES. YOU SHOULD ASK YOUR SALES REPRESENTATIVE OR OUR HOME OFFICE TO TELL YOU IF IT APPLIES TO YOU. THERE IS NO SEPARATE CHARGE FOR THIS RIDER.

LONG-TERM CARE

We describe long-term care in a special Contract rider. No Surrender Charge will apply to a partial withdrawal or total surrender made during any period of time that the Annuitant is confined continuously for 30 days or more (or within 30 days after discharge) in a hospital or state-licensed in-patient nursing facility. You must give us Written proof of such confinement.

TERMINAL ILLNESS

The same rider provides that no Surrender Charge will apply to a partial withdrawal or total surrender if you give us a physician's Written certification that the Annuitant is terminally ill and not expected to live more than twelve months. We must waive or exercise our right to a second physician's opinion.

OTHER ASPECTS OF THE CONTRACTS
--------------------------------------------------------------------------------
Only an officer of AGL can agree to change or waive the provisions of any Contract. The Contracts are non-participating, which means they are not entitled to share in any dividends, profits or surplus of AGL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

You, as the Owner of a Contract, will be the same as the Annuitant, unless you choose a different Annuitant when you purchase a Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. You choose the Annuitant and any Contingent Annuitant in the application for a Contract and may not change that choice.

You choose the Beneficiary and any Contingent Beneficiary when you purchase a Contract. You may change a Beneficiary or Contingent Beneficiary before the Annuity Commencement Date, while the Annuitant is still alive. The payee may make this change after the Annuity Commencement Date.

We will make any designation of a new Beneficiary or Contingent Beneficiary effective as of the date it is signed. However, the change in designation will not affect any payments we make or action we take before we receive the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before we make a change. Under certain retirement programs, the law may require spousal consent to name or change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If the Beneficiary or Contingent Beneficiary is not living at the time we are to make any payment, you as the Owner will be the Beneficiary. If you are not then living, your estate will be the Beneficiary.

Owners and other payees may assign their rights under Qualified Contracts only in certain narrow circumstances referred to in the Contracts. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. We take no responsibility for the validity of any assignment. Owners must make a change in ownership rights in Writing and send a copy to our Home Office. We will make the change effective on the date it was made. However, we are not bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record at our Home Office. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Income Tax Matters" section for more information.

REPORTS

We will mail to Owners (or anyone receiving payments following the Annuity Commencement Date), any reports and communications required by applicable law. We will mail to the last known address of record. You should give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, we may modify a Contract to the extent necessary to:

    .  reflect a change in the Separate Account or any Division;
    .  create new separate accounts;
    . operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law;
    . transfer any assets in any Division to another Division, or to one or more separate accounts, or the Fixed Account;
    . add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;
    .  add, restrict or remove Guarantee Periods of the Fixed Account;
    .  make any new Division available to you on a basis we determine;
    . substitute, for the shares held in any Division, the shares of another Series or the shares of another investment company or any other investment permitted by law;
    . make any changes required by the Code or by any other law, regulation or interpretation to continue treatment of the Contract as an annuity;
    . commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state laws that apply; or
    .  make any changes required to comply with the rules of any Series.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

We will normally pay amounts surrendered or withdrawn from a Contract within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request at our Home Office. A Beneficiary may request the manner of payment of death proceeds within 60 days after the death proceeds become payable. If we do not receive a Written request specifying the manner of payment, we will pay the death benefit as a single sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of the 60 day period. We reserve the right, however, to defer payments or transfers out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender, annuity payment, or death proceeds out of the Variable Account Value if:

    . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
    . the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or
    .  the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Account Value among the Divisions and the Fixed Account under these circumstances.

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

GENERAL

We cannot comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex. Its application to a particular person may vary according to facts peculiar to the person.

Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

The discussion does not address federal estate and gift tax, or social security tax, or any state or local tax consequences associated with the Contracts.

NON-QUALIFIED CONTRACTS

Purchase Payments. Purchasers of a Contract that does not qualify for special tax treatment and is "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

Tax Deferral Before Annuity Commencement Date. Owners who are natural persons are not taxed currently on (1) increases in their Account Value resulting from interest earned in the Fixed Account, or (2) the investment experience of the Separate Account so long as the Separate Account complies with certain diversification requirements. These requirements mean that the Separate Account must invest in Series that are "adequately diversified" in accordance with Treasury Department regulations. We do not control the Series, but we have received commitments from the investment advisors to the Series that they will use their best efforts to operate the Series in compliance with these diversification requirements. A Contract investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Contract for the period of such diversification failure (and any subsequent period). Income means the excess of the Account Value over the Owner's investment in the Contract.

Control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of the Separate Account's assets for federal income tax purposes. However, current regulations do not provide guidance as to how to avoid this result. We reserve the right to amend the Contracts in any way necessary to avoid this result. The Treasury Department has stated that it may establish standards through regulations or rulings. These standards may apply only prospectively, although they could apply retroactively if the Treasury Department considers the standards not to reflect a new position.

Owners that are not natural persons, such as corporations, are taxed currently on annual increases in their Account Value, unless an exception applies. Exceptions apply for, among other things, Owners that are not natural persons but that hold a Contract as an agent for a natural person (e.g. a trust).

Taxation of Annuity Payments. Part of each annuity payment received after the Annuity Commencement Date is excludible from gross income through the use of an exclusion ratio.

In the case of Fixed Annuity Payments, the excludible portion of each payment is found by multiplying:

    .  the amount paid; by
    . the ratio of the investment in the Contract to the expected return under the Fixed Annuity Payment Option.

In the case of Variable Annuity Payments, the excludible portion of each payment is the investment in the Contract divided by the number of expected payments.

In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Contract has been reduced to zero, are included in the payee's income. Should annuity payments stop on account of the death of the Annuitant before the investment in the Contract has been fully paid out, the payee is allowed a deduction for the unpaid amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may receive the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Contract" is the amount equal to the portion of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Contract that were not included in income.

Taxation of Partial Withdrawals and Total Surrenders. If an Owner receives a nonperiodic distribution (e.g., a cash withdrawal) before the annuity starting date, it is allocated first to earnings and then to the investment in the Contract. The Owner includes in his or her gross income the smaller of:

    .  The nonperiodic distribution, or
    . The amount by which the cash value of the Contract (figured without considering any surrender charge) immediately before the distribution exceeds the investment in the Contract at that time.

Certain nonperiodic distributions received before the annuity starting date are not subject to the allocation rule described above. Instead, the Owner includes the amount of the payment in gross income only to the extent that it exceeds the investment the Contract.

Aggregation of Annuity Contracts. All annuity contracts or certificates entered into after October 21, 1988 issued by the same company to the same Owner during the same calendar year are aggregated for purposes of determining the amount of any distribution that is includible in gross income.

Penalty Tax on Premature Distributions. If a taxpayer receives any amount under an annuity contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as taxable income. The penalty tax will not apply, however, to distributions:

    .  made on or after the taxpayer reaches age 59 1/2;

    .  made on account of the taxpayer's becoming disabled;
    . that are made after the death of the Owner before the Annuity Commencement Date or of the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code); or
    . that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the taxpayer or the joint life (or joint life expectancies) of the taxpayer and the Beneficiary, provided such payments are made for a minimum of 5 years or until the taxpayer attains age 59 1/2, whichever is later and the distribution method is not changed before the end of that period (except in the case of death, disability or pursuant to IRS regulations).

Premature distributions may result from an early Annuity Commencement Date, an early surrender, partial withdrawal from or an assignment of a Contract, or the early death of an Annuitant, unless the third clause listed above applies.

Health Care and Education Reconciliation Act. On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

Payment of Death Proceeds. Special rules apply to the distribution of any death proceeds payable under the Contract. See "Death Proceeds" section for more information.

Assignments and Loans. An assignment, loan, or pledge under a Non-Qualified Contract is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Purchase Payments. For 2014, the most that can be contributed to your traditional IRA generally is the smaller of the following amounts:

    . $5,500 ($6,500 if you are age 50 or older), or . Your taxable compensation for the year.

If neither you nor your spouse was covered for any part of the year by an employer retirement plan, you can take a deduction for total contributions to one or more of your traditional IRAs of up to the lesser of:

    . $5,500 ($6,500 if you are age 50 or older), or . 100% of your compensation.

If you or your spouse was covered by an employer retirement plan at any time during the year for which contributions were made, your deduction may be further limited. Limits on the amount you can deduct do not affect the amount that can be contributed.

Tax Free Rollovers. Amounts may be transferred, in a tax-free rollover, from
(1) an eligible retirement plan to an IRA; (2) an IRA to an eligible retirement plan; or (3) from one IRA to another IRA if the transfer meets certain conditions. All taxable distributions ("eligible rollover distributions") from eligible retirement plans are eligible to be rolled over with the exception of:

    .  annuities paid over a life or life expectancy;
    .  installments for a period of ten years or more;
    . required minimum distributions under section 401(a)(9) of the Code; . hardship distributions; and
    .  return of excess contributions.

There are two ways to do a rollover. You can do either a direct rollover or a 60-day rollover. If you do a direct rollover, the eligible retirement plan or IRA will make the payment directly to your IRA or other eligible retirement plan. If you do not do a direct rollover, you may still do a rollover by making a deposit into an IRA or eligible retirement plan that will accept it. You will have 60 days after you receive the payment to make the deposit. If you do not do a direct rollover of a distribution from your employer's eligible retirement plan, the plan is required to withhold 20% of the payment for federal income taxes. If you make a tax-free rollover of any part of a distribution from a traditional IRA, you cannot, within a 1-year period, make a tax-free rollover of any later IRA distribution.

Distributions from an IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or beneficiaries' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be includible in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

    . distributions that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary; provided such payments are made for a minimum of 5 years or until the Annuitant attains age 59 1/2, whichever is later and the distribution method is not changed during that period (except in the case of death or disability or as allowed by IRS regulations);
    .  distributions for certain medical expenses;
    . distributions for health insurance premiums to an unemployed individual who has received unemployment compensation for at least 12 consecutive weeks;
    . distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor of the individual or the individual's spouse, subject to a $10,000 lifetime maximum;
    . distributions for higher education expenses for the individual, a spouse, children, or grandchildren; and
    . The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

Required Minimum Distributions. Generally, the Code requires that you begin taking annual distributions from IRAs (other than Roth IRAs) by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor.

Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. See "Death Proceeds" section for more information.

ROTH IRAS

Individuals may purchase a non-deductible IRA, known as a Roth IRA. For 2014, the maximum purchase payment for a Roth IRA is $5,500 per year (or $6,500 if you are 50 or older). This permitted contribution is phased out in 2014 for adjusted gross income between $114,000 and $129,000 in the case of single taxpayers, between $181,000 and $191,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,500 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and Traditional IRAs ($6,500 if you are 50 or older).

An individual may make a rollover contribution from a Traditional IRA or tax-qualified plan to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution or a pretax contribution to a tax-qualified plan. Also, an individual may make a rollover contribution from one Roth IRA to another Roth IRA.

Qualified Distributions from Roth IRAs are tax-free. A Qualified Distribution requires that (1) the individual has held the Roth IRA for at least five years and (2) the distribution is made either (a) after the individual reaches age 59 1/2, on the individual's death or disability, or (b) as a qualified first-time home purchase. Qualified Distributions for a qualified first-time home purchase, are subject to a $10,000 lifetime maximum and may be made for the individual, a spouse, child, grandchild, or ancestor of such individual or the individual's spouse.

SIMPLIFIED EMPLOYEE PENSION PLANS

Eligible employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employer may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee, provided that total employer contributions do not exceed the lesser of 25% of an employee's compensation or $52,000 for 2014.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYERS ("SIMPLE") RETIREMENT ACCOUNTS

Eligible employers may establish an IRA plan known as a SIMPLE retirement account ("SIMPLE IRA"), if they meet certain requirements. Under an SIMPLE IRA, the employer contributes elective employee compensation deferrals up to a maximum of $12,000 for 2014 to the employee's SIMPLE

IRA. The employer must, in general, make a fully vested matching contribution for employee deferrals up to a maximum of 3% of compensation or a make a nonelective contribution of 2% of compensation on behalf of each eligible employee.

If you are 50 and older, additional elective deferrals up to $2,500 for 2014 can be contributed to your salary reduction SIMPLE IRA, if certain conditions are met.

OTHER QUALIFIED PLANS

Purchase Payments. Purchase payments made by an employer under a pension, profit sharing, or annuity plan qualified under section 401(a), 403(a), or 403(b) of the Code, not in excess of certain limits, are deductible by the employer and excluded from the current income of the employee if certain conditions are met.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations included several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers were made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

Distributions Before the Annuity Commencement Date. Purchase payments includible in an employee's taxable income (less any amounts previously received that were not includible in the employee's taxable income) represent the employee's "investment in the Contract." Amounts received before the Annuity Commencement Date under a Contract in connection with a Code section 401(a), 403(a), or 403(b) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. A lump-sum distribution will not be includible in income in the year of distribution, if the employee rollovers, within 60 days of receipt, all amounts received (less the employee's investment in the Contract), to another eligible retirement plan or an IRA in accordance with the rollover rules under the Code.

However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. Special tax treatment may be available, for tax years beginning before December 31, 1999, in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions.

For 403(b) annuities, elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and post-1988 earnings on 403(b) elective deferrals, may not be distributed before the owner (1) attains age 59 1/2, (2) severs employment, (3) dies, (4) becomes disabled or (5) incurs a qualifying hardship.

Annuity Payments. If the Owner has no cost basis for his or her interest in the Contract, each payment is fully taxable as ordinary income. When the Owner has a cost basis for his or her interest in the Contract, the amount excludable from the Owner's gross income each year is determined by dividing the cost basis by the number of years in the payment period.

Required Minimum Distributions. Distributions of minimum amounts required by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee reaches age 70 1/2 or retires, if later.

Self-Employed Individuals. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. To avoid current taxation, these benefits must be subject to a substantial risk of forfeiture.

These types of programs allow individuals to defer (1) receipt of up to 100% of compensation that would otherwise be includible in income and (2) payment of federal income taxes on the amounts.

Deferred compensation plans represent a contractual promise on the part of the employer to pay compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions. Purchase payments are not currently deductible by the employer until benefits are included in the taxable income of the employee.

Taxation of Distributions. Amounts that an individual receives from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding.

TAXES PAYABLE BY AGL AND THE SEPARATE ACCOUNT

AGL is taxed as a life insurance company under the Code. The operations of the Separate Account are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by the Separate Account (including realized and unrealized capital gains) with respect to the Contracts. AGL reserves the right to allocate to the Contracts any federal, state or other tax liability that may result in the future from maintenance of the Separate Account or the Contracts.

Certain Series may elect to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld that the Series will also pass through. These credits may provide a benefit to AGL.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Individuals who sell the Contracts will be licensed by state insurance authorities as life insurance agents of AGL. The individuals will also be registered representatives of broker-dealer firms. We and Principal Funds Distributor, Inc. permitted affiliated broker-dealer firms to offer the Contracts. Some individuals may be representatives of firms that are exempt from broker-dealer regulation. Principal Funds Distributor, Inc. and any non-exempt broker-dealer firms are registered with the SEC under the Securities Exchange Act of 1934 as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

AIG Capital Services, Inc. ("ACS"), an affiliate of AGL, is the principal underwriter of the Contracts. ACS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. and is registered with the SEC and is a member of FINRA.

AGL and Principal Funds Distributor, Inc. have entered into certain revenue and cost-sharing arrangements in connection with marketing the Contracts. Principal Funds Distributor, Inc. also provided certain administrative services to AGL in connection with processing Contract applications.

AGL compensates Principal Funds Distributor, Inc. and the broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for a total payment of 7% of purchase payments that Owners make, which includes commissions of up to 6.25%. AGL may also pay continuing "trail" commissions of up to 0.50% of Owner Account Value.

AGL also has agreed to pay Principal Funds Distributor, Inc. for its promotional activities, such as solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents and related marketing support, and related special promotional campaigns. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Charges under the Contracts."

SERVICE AGREEMENTS
--------------------------------------------------------------------------------

AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2919 Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

We have entered into an arrangement with Edge Asset Management, Inc. to provide certain services and discharge certain obligations. Under the arrangement, Edge Asset Management, Inc. reimburses us on a monthly basis for certain administrative and Contract and Contract Owner support expenses. The reimbursement is up to an annual rate of 0.25% of the average daily net asset value of shares of the Portfolios and Accounts purchased by AGL at Contract Owners' instructions.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

OTHER INFORMATION ON FILE
--------------------------------------------------------------------------------

We have filed a Registration Statement with the SEC under the 1933 Act for the Contracts discussed in this Prospectus. We have not included all of the information in the Registration Statement and its exhibits. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of terms, you should refer to the documents that we filed with the Securities and Exchange Commission.

We will send you a Statement of Additional Information on request without charge. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

General Information........................................................ 1
Regulation and Reserves.................................................... 2
Services................................................................... 3
Principal Underwriter...................................................... 3
Annuity Payments........................................................... 3
Financial Statements....................................................... 4

(C) 2014 American International Group, Inc. All Rights Reserved.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

        WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED FACTS STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO
        WITH YOUR PERSONAL INFORMATION?

        Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
 WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

        The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
 WHAT?      .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

        All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the
 HOW? reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

           For AGL and US Life variable or index annuity contracts, call QUESTIONS? 1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D

                          WM STRATEGIC ASSET MANAGER

   FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                    P. O. BOX 9318, AMARILLO, TX 79105-9318
               1-800-200-3883; HEARING IMPAIRED: 1-888-436-5257

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2014

This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company Separate Account D (the "Separate Account"), dated May 1, 2014, concerning flexible payment variable and fixed individual deferred annuity WM Strategic Asset Manager Contracts. The Separate Account invests in the 15 Series of the Principal Variable Contracts Fund, Inc. ("PVC"). You can obtain a copy of the Prospectus for the Contracts, and any Prospectus supplements, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGL's Fixed Account or on a variable basis through the Separate Account. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Definitions."

-------------------------------------------------------------------------------
                            TABLE OF CONTENTS
-------------------------------------------------------------------------------

General Information........................................................ 1

Regulation and Reserves.................................................... 2

Services................................................................... 3

Principal Underwriter...................................................... 3

Annuity Payments........................................................... 3
   Gender of Annuitant..................................................... 3
   Misstatement of Age or Gender and Other Errors.......................... 4

Financial Statements....................................................... 4

 -----------------------------------------------------------------------------
                            GENERAL INFORMATION
 -----------------------------------------------------------------------------

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

 -----------------------------------------------------------------------------
                          REGULATION AND RESERVES
 -----------------------------------------------------------------------------

AGL is subject to regulation and supervision by the insurance departments of the states where it is licensed to do business. This regulation covers a variety of areas, including:

    .  benefit reserve requirements,

    .  adequacy of insurance company capital and surplus,

    .  various operational standards, and

    .  accounting and financial reporting procedures.

AGL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under most insurance guaranty fund laws, a state can assess insurers doing business in the state for covered insurance contract losses incurred by insolvent companies. State laws set limits for these assessments. However, AGL cannot reasonably estimate the amount of any future assessments of AGL under these laws. Most states have the authority to excuse or defer an assessment, if it would threaten an insurer's own financial strength. The Account Value held in the Separate Account may not be covered by insurance guaranty fund laws. The Account Value held in the Fixed Account is covered by the insurance guaranty fund laws.

The federal government generally has not directly regulated the business of insurance. However, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include:

    .  employee benefit regulation,

    . tax law changes affecting the taxation of insurance companies or of insurance products,

    . changes in the relative desirability of various personal investment vehicles, and

    . removal of impediments on the entry of banking institutions into the business of insurance.

Also, both the executive and legislative branches of the federal government are considering various insurance regulatory matters. This could ultimately result in direct federal regulation of some aspects of the insurance business. AGL cannot predict whether this will occur or, if it does, what the effect on AGL would be.

State insurance law requires AGL to carry reserves on its books, as liabilities, to meet its obligations under outstanding insurance contracts. AGL bases these reserves on assumptions about future claims experience and investment returns, among other things.

Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGL were to incur claims or expenses at rates significantly higher than expected. This might happen, for example, due to a spread of acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

 -----------------------------------------------------------------------------
                                  SERVICES
 -----------------------------------------------------------------------------

AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2919 Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, AGL paid AGLC for these services $345,841,461.

AGLC was merged into AGL at the end of 2011. AGL now provides all of the services that were previously provided by AGLC. During 2013 and 2012, AGL paid AIG for these services $89,508,561 and $30,173,049, respectively.

We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

 -----------------------------------------------------------------------------
                           PRINCIPAL UNDERWRITER
 -----------------------------------------------------------------------------

As of the date of this SAI, the principal underwriter and distributor of the Policies for the Separate Account is AIG Capital Services, Inc. ("ACS"). ACS is also an affiliate of AGL, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

ACS also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. ACS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). ACS is registered with the Securities and Exchange Commission and is a member of FINRA.

As principal underwriter, ACS and the prior underwriter were not paid any fees on the Contracts and did not receive any compensation for any of the past three years. AGL offers the securities under the Contracts on a continuous basis.

 -----------------------------------------------------------------------------
                              ANNUITY PAYMENTS
 -----------------------------------------------------------------------------

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female, under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

However, Montana, and certain other jurisdictions, do not permit differences in annuity payment rates between males and females.

In addition, employers should be aware that, under most employer-sponsored plans, the law prohibits Contracts that make distinctions based on gender. Under these plans, AGL will make available Contracts with no such differences.

MISSTATEMENT OF AGE OR GENDER AND OTHER ERRORS

If the age or gender of an Annuitant has been misstated to us, any amount payable will be the amount that the purchase payments paid would have purchased at the correct age and gender. If we made any overpayments because of incorrect information about age or gender or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the assumed interest rate used in the Contract's annuity tables.

 -----------------------------------------------------------------------------
                            FINANCIAL STATEMENTS
 -----------------------------------------------------------------------------

PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account D and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG.

You may obtain a free copy of these financial statements if you write us at our Annuity Administration Department or call us at 1-800-200-3883. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

The financial statements of Separate Account D as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements of AGL as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.

The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

   - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

(C) 2014 American International Group, Inc.
All Rights Reserved.

Logo of AIG
                                                               Variable Annuity
                                                             Separate Account D

                                                                           2013

                                                                  Annual Report

                                                              December 31, 2013


                                        American General Life Insurance Company

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
American General Life Insurance Company Separate Account D

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the American General Life Insurance Company Separate Account D at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                                  DUE FROM (TO)                                     NET ASSETS
                                                                    AMERICAN                CONTRACT   CONTRACT   ATTRIBUTABLE TO
                                                    INVESTMENT    GENERAL LIFE              OWNERS -   OWNERS -      CONTRACT
                                                  SECURITIES - AT   INSURANCE               ANNUITY  ACCUMULATION      OWNER
DIVISIONS                                           FAIR VALUE       COMPANY    NET ASSETS  RESERVES   RESERVES      RESERVES
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I            $   338,830     $      -    $   338,830 $      - $   338,830    $   338,830
Dreyfus IP MidCap Stock Portfolio - Initial
  Shares                                                137,636            -        137,636        -     137,636        137,636
The Dreyfus Socially Responsible Growth Fund,
  Inc. - Initial Shares                                 258,656            -        258,656        -     258,656        258,656
Dreyfus VIF Opportunistic Small Cap
  Portfolio - Initial Shares                            399,754            -        399,754        -     399,754        399,754
Dreyfus VIF Quality Bond Portfolio - Initial
  Shares                                                358,676            -        358,676        -     358,676        358,676
Fidelity VIP Asset Manager Portfolio - Initial
  Class                                                 154,168            -        154,168        -     154,168        154,168
Fidelity VIP Asset Manager Portfolio - Service
  Class 2                                                99,378            -         99,378        -      99,378         99,378
Fidelity VIP Contrafund Portfolio - Service
  Class 2                                               590,462            -        590,462        -     590,462        590,462
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                               464,077            -        464,077        -     464,077        464,077
Fidelity VIP Growth Portfolio - Service Class 2         314,248            -        314,248        -     314,248        314,248
Fidelity VIP Index 500 Portfolio - Initial Class         43,275            -         43,275        -      43,275         43,275
Fidelity VIP Overseas Portfolio - Initial Class          11,374            -         11,374        -      11,374         11,374
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2                             170,955            -        170,955        -     170,955        170,955
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares                                   54,296            -         54,296        -      54,296         54,296
Invesco High Yield Fund - Class A                       798,136            -        798,136        -     798,136        798,136
Invesco Money Market Fund - Class A5                     64,561            -         64,561   13,876      50,685         64,561
Invesco V.I. Core Equity Fund - Series I                648,561            -        648,561        -     648,561        648,561
Invesco V.I. Government Securities Fund -
  Series I                                            1,778,008            -      1,778,008   41,746   1,736,262      1,778,008
Invesco V.I. High Yield Fund - Series I                 733,621            -        733,621        -     733,621        733,621
Invesco V.I. International Growth Fund -
  Series I                                              284,567            -        284,567        -     284,567        284,567
Invesco Van Kampen Comstock Fund - Class A            1,617,229            -      1,617,229   66,701   1,550,528      1,617,229
Invesco Van Kampen V.I. American Franchise
  Fund - Series I                                     4,409,511            -      4,409,511  630,433   3,779,078      4,409,511
Invesco Van Kampen V.I. Comstock Fund -
  Series I                                            2,961,711            -      2,961,711        -   2,961,711      2,961,711
Invesco V.I. Global Core Equity Fund - Series I       1,066,741            -      1,066,741        -   1,066,741      1,066,741
Invesco Van Kampen V.I. Growth and Income
  Fund - Series I                                    10,150,440            -     10,150,440        -  10,150,440     10,150,440
Invesco Van Kampen V.I. American Value
  Fund - Series I                                     4,472,946            -      4,472,946        -   4,472,946      4,472,946
Janus Aspen Enterprise Portfolio - Service
  Shares                                                 81,217            -         81,217        -      81,217         81,217
Janus Aspen Overseas Portfolio - Service Shares         105,286            -        105,286        -     105,286        105,286
Janus Aspen Worldwide Portfolio - Service
  Shares                                                 40,630            -         40,630        -      40,630         40,630
JPMorgan Insurance Trust Small Cap Core
  Portfolio - Class 1                                    70,433            -         70,433        -      70,433         70,433
MFS VIT Core Equity Series - Initial Class              152,556            -        152,556        -     152,556        152,556
MFS VIT Growth Series - Initial Class                   608,409            -        608,409        -     608,409        608,409
MFS VIT New Discovery Series - Initial Class            121,549            -        121,549        -     121,549        121,549
MFS VIT Research Series - Initial Class                  58,267            -         58,267        -      58,267         58,267
Neuberger Berman AMT Balanced Portfolio -
  Class I                                                 5,496            -          5,496        -       5,496          5,496
Neuberger Berman AMT Mid-Cap Growth
  Portfolio - Class I                                    74,213            -         74,213        -      74,213         74,213
PIMCO VIT Real Return Portfolio -
  Administrative Class                                  299,005            -        299,005        -     299,005        299,005
PIMCO VIT Short-Term Portfolio -
  Administrative Class                                   81,097            -         81,097        -      81,097         81,097
PIMCO VIT Total Return Portfolio -
  Administrative Class                                  452,756            -        452,756        -     452,756        452,756
Pioneer Fund VCT Portfolio - Class I                    141,431            -        141,431        -     141,431        141,431
Pioneer Growth Opportunities VCT Portfolio -
  Class I                                               302,189            -        302,189        -     302,189        302,189
Principal Capital Appreciation Account -
  Class 1                                             4,606,109            -      4,606,109        -   4,606,109      4,606,109
Principal Diversified International Account -
  Class 1                                             2,319,038            -      2,319,038      611   2,318,427      2,319,038
Principal Equity Income Account - Class 1             3,537,867            -      3,537,867        -   3,537,867      3,537,867
Principal Government & High Quality Bond
  Account - Class 1                                   2,393,721            -      2,393,721      828   2,392,893      2,393,721
Principal Income Account - Class 1                    3,296,406            -      3,296,406      811   3,295,595      3,296,406
Principal LargeCap Blend Account II - Class 1         6,835,344            -      6,835,344        -   6,835,344      6,835,344
Principal LargeCap Growth Account - Class 1          10,945,407            -     10,945,407      834  10,944,573     10,945,407

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2013

                                                                DUE FROM (TO)                                     NET ASSETS
                                                                  AMERICAN                CONTRACT   CONTRACT   ATTRIBUTABLE TO
                                                   INVESTMENT   GENERAL LIFE              OWNERS -   OWNERS -      CONTRACT
                                                  SECURITIES -    INSURANCE               ANNUITY  ACCUMULATION      OWNER
DIVISIONS                                         AT FAIR VALUE    COMPANY    NET ASSETS  RESERVES   RESERVES      RESERVES
-------------------------------------------------------------------------------------------------------------------------------
Principal Money Market Account - Class 1           $ 1,583,167    $      -    $ 1,583,167 $     -  $ 1,583,167    $ 1,583,167
Principal SAM Balanced Portfolio - Class 1          30,771,415           -     30,771,415  74,653   30,696,762     30,771,415
Principal SAM Conservative Balanced Portfolio -
  Class 1                                            1,247,278           -      1,247,278       -    1,247,278      1,247,278
Principal SAM Conservative Growth Portfolio -
  Class 1                                           22,258,094           -     22,258,094       -   22,258,094     22,258,094
Principal SAM Flexible Income Portfolio -
  Class 1                                            4,666,974           -      4,666,974       -    4,666,974      4,666,974
Principal SAM Strategic Growth Portfolio -
  Class 1                                            9,809,133           -      9,809,133       -    9,809,133      9,809,133
Principal Short-Term Income Account - Class 1        1,141,293           -      1,141,293       -    1,141,293      1,141,293
Principal SmallCap Growth Account II - Class 1       3,656,807           -      3,656,807     616    3,656,191      3,656,807
Putnam VT Growth and Income Fund - Class IB            320,858           -        320,858       -      320,858        320,858
Putnam VT International Value Fund - Class IB           85,192           -         85,192       -       85,192         85,192
Royce Small-Cap Portfolio                            2,327,337           -      2,327,337       -    2,327,337      2,327,337
UIF Core Plus Fixed Income Portfolio - Class I
  Shares                                             1,146,334           -      1,146,334       -    1,146,334      1,146,334
UIF Emerging Markets Equity Portfolio - Class I
  Shares                                             1,035,266           -      1,035,266       -    1,035,266      1,035,266
UIF Global Tactical Asset Allocation Portfolio -
  Class I Shares                                       749,916           -        749,916       -      749,916        749,916
UIF Growth Portfolio - Class I Shares                3,026,400           -      3,026,400       -    3,026,400      3,026,400
UIF U.S. Real Estate Portfolio - Class I Shares        752,772           -        752,772       -      752,772        752,772
VALIC Company I Blue Chip Growth Fund                  120,314           -        120,314       -      120,314        120,314
VALIC Company I Dividend Value Fund                     86,870           -         86,870       -       86,870         86,870
VALIC Company I Health Sciences Fund                   168,920           -        168,920       -      168,920        168,920
VALIC Company I International Equities Fund            338,614           -        338,614       -      338,614        338,614
VALIC Company I Mid Cap Index Fund                   1,120,584           -      1,120,584       -    1,120,584      1,120,584
VALIC Company I Money Market I Fund                  2,219,171           -      2,219,171       -    2,219,171      2,219,171
VALIC Company I Nasdaq-100 Index Fund                   35,093           -         35,093       -       35,093         35,093
VALIC Company I Science & Technology Fund               35,493           -         35,493       -       35,493         35,493
VALIC Company I Small Cap Index Fund                   171,912           -        171,912       -      171,912        171,912
VALIC Company I Stock Index Fund                     1,624,900           -      1,624,900       -    1,624,900      1,624,900

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                                  A            B            A+B=C          D             E             F             C+D+E+F

                                         MORTALITY AND                                           NET CHANGE IN
                                          EXPENSE RISK                NET REALIZED CAPITAL GAIN    UNREALIZED       INCREASE
                              DIVIDENDS       AND            NET      GAIN (LOSS)  DISTRIBUTIONS  APPRECIATION  (DECREASE) IN NET
                             FROM MUTUAL ADMINISTRATIVE  INVESTMENT        ON       FROM MUTUAL  (DEPRECIATION) ASSETS RESULTING
DIVISIONS                       FUNDS       CHARGES     INCOME (LOSS) INVESTMENTS      FUNDS     OF INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Value
  Fund - Class I              $  5,271     $  (4,370)     $    901      $ 15,253     $      -      $   69,295      $   85,449
Dreyfus IP MidCap Stock
  Portfolio - Initial Shares     1,646        (1,652)           (6)        1,915            -          32,869          34,778
The Dreyfus Socially
  Responsible Growth Fund,
  Inc. - Initial Shares          3,168        (3,257)          (89)        9,508            -          58,305          67,724
Dreyfus VIF Opportunistic
  Small Cap Portfolio -
  Initial Shares                     -        (5,089)       (5,089)       25,611            -         122,808         143,330
Dreyfus VIF Quality Bond
  Portfolio - Initial Shares    11,511        (5,487)        6,024         2,764            -         (21,058)        (12,270)
Fidelity VIP Asset Manager
  Portfolio - Initial Class      2,322        (2,245)           77           438          360          18,099          18,974
Fidelity VIP Asset Manager
  Portfolio - Service
  Class 2                        1,289        (1,329)          (40)        1,763          238          10,932          12,893
Fidelity VIP Contrafund
  Portfolio - Service
  Class 2                        4,520        (7,260)       (2,740)       16,417          158         124,798         138,633
Fidelity VIP Equity-Income
  Portfolio - Service
  Class 2                       10,294        (6,146)        4,148        13,053       30,328          56,230         103,759
Fidelity VIP Growth
  Portfolio - Service
  Class 2                          128        (3,862)       (3,734)       13,071          194          74,999          84,530
Fidelity VIP Index 500
  Portfolio - Initial Class        745          (626)          119           944          392           9,110          10,565
Fidelity VIP Overseas
  Portfolio - Initial Class        141          (179)          (38)          442           39           2,463           2,906
Franklin Templeton
  Templeton Foreign
  Securities Fund - Class 2      3,685        (2,140)        1,545         2,182            -          27,312          31,039
Goldman Sachs VIT Strategic
  Growth Fund -
  Institutional Shares             199          (638)         (439)          176        1,869          11,130          12,736
Invesco High Yield Fund -
  Class A                       44,689        (5,874)       38,815         9,111            -             491          48,417
Invesco Money Market Fund -
  Class A5                          42          (466)         (424)            -            -               -            (424)
Invesco V.I. Core Equity
  Fund - Series I                8,799        (8,608)          191        31,248            -         122,340         153,779
Invesco V.I. Government
  Securities Fund - Series I    67,926       (25,737)       42,189         7,777            -        (127,448)        (77,482)
Invesco V.I. High Yield
  Fund - Series I               37,131       (10,659)       26,472        14,409            -           1,097          41,978
Invesco V.I. International
  Growth Fund - Series I         3,385        (3,769)         (384)        6,594            -          38,596          44,806
Invesco Van Kampen Comstock
  Fund - Class A                22,632       (13,325)        9,307       271,224            -         275,262         555,793
Invesco Van Kampen V.I.
  American Franchise Fund -
  Series I                      17,197       (55,330)      (38,133)      164,399            -       1,183,195       1,309,461
Invesco Van Kampen V.I.
  Comstock Fund - Series I      45,226       (38,121)        7,105        57,604            -         725,730         790,439
Invesco V.I. Global Core
  Equity Fund - Series I        20,079       (14,616)        5,463        17,876            -         173,543         196,882
Invesco Van Kampen V.I.
  Growth and Income Fund -
  Series I                     146,036      (139,830)        6,206       547,646       86,336       2,118,902       2,759,090
Invesco Van Kampen V.I.
  American Value Fund -
  Series I                      28,208       (57,983)      (29,775)      211,829            -         951,002       1,133,056
Janus Aspen Enterprise
  Portfolio - Service Shares       298        (1,096)         (798)        4,679            -          17,443          21,324
Janus Aspen Overseas
  Portfolio - Service Shares     3,239        (1,435)        1,804       (12,483)           -          23,144          12,465
Janus Aspen Worldwide
  Portfolio - Service Shares       418          (516)          (98)          818            -           8,174           8,894
JPMorgan Insurance Trust
  Small Cap Core
  Portfolio - Class 1              333          (817)         (484)          480            -          20,318          20,314
MFS VIT Core Equity
  Series - Initial Class         1,394        (1,845)         (451)        2,081            -          36,761          38,391
MFS VIT Growth Series -
  Initial Class                  1,295        (7,477)       (6,182)       21,625        4,101         147,740         167,284
MFS VIT New Discovery
  Series - Initial Class             -        (1,439)       (1,439)          789          855          35,080          35,285
MFS VIT Research Series -
  Initial Class                    173          (808)         (635)        7,022          129           9,903          16,419
Neuberger Berman AMT
  Balanced Portfolio -
  Class I                            -           (92)          (92)          259            -             746             913
Neuberger Berman AMT
  Mid-Cap Growth
  Portfolio - Class I                -          (957)         (957)        3,901            -          16,212          19,156
PIMCO VIT Real Return
  Portfolio -
  Administrative Class           5,542        (4,943)          599          (116)       2,430         (43,322)        (40,409)
PIMCO VIT Short-Term
  Portfolio -
  Administrative Class             589        (1,051)         (462)           23            -            (168)           (607)
PIMCO VIT Total Return
  Portfolio -
  Administrative Class          10,625        (6,535)        4,090        (1,142)       3,952         (23,224)        (16,324)
Pioneer Fund VCT
  Portfolio - Class I            1,658        (1,793)         (135)        2,494        5,803          28,306          36,468
Pioneer Growth
  Opportunities VCT
  Portfolio - Class I                -        (3,897)       (3,897)       16,332       11,917          73,984          98,336
Principal Capital
  Appreciation Account -
  Class 1                      291,692       (60,687)      231,005        76,743      686,786         157,966       1,152,500
Principal Diversified
  International Account -
  Class 1                       58,485       (32,696)       25,789        72,560            -         265,809         364,158
Principal Equity Income
  Account - Class 1            109,955       (48,218)       61,737       142,757            -         569,677         774,171
Principal Government & High
  Quality Bond Account -
  Class 1                      102,295       (37,792)       64,503          (143)           -        (128,464)        (64,104)
Principal Income Account -
  Class 1                      183,713       (51,919)      131,794        18,436            -        (187,380)        (37,150)
Principal LargeCap Blend
  Account II - Class 1          94,858       (93,409)        1,449       398,175            -       1,328,111       1,727,735

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2013

                                  A            B            A+B=C          D             E             F             C+D+E+F

                                         MORTALITY AND                                           NET CHANGE IN
                                          EXPENSE RISK                NET REALIZED CAPITAL GAIN    UNREALIZED       INCREASE
                              DIVIDENDS       AND            NET      GAIN (LOSS)  DISTRIBUTIONS  APPRECIATION  (DECREASE) IN NET
                             FROM MUTUAL ADMINISTRATIVE  INVESTMENT        ON       FROM MUTUAL  (DEPRECIATION) ASSETS RESULTING
DIVISIONS                       FUNDS       CHARGES     INCOME (LOSS) INVESTMENTS      FUNDS     OF INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Principal LargeCap Growth
  Account - Class 1           $147,069     $(142,506)     $  4,563     $  386,344    $      -      $2,439,855      $2,830,762
Principal Money Market
  Account - Class 1                  1       (23,565)      (23,564)             -           -               -         (23,564)
Principal SAM Balanced
  Portfolio - Class 1          724,580      (430,966)      293,614        914,322     357,609       3,018,658       4,584,203
Principal SAM Conservative
  Balanced Portfolio -
  Class 1                       34,423       (19,419)       15,004         71,936      12,396          37,553         136,889
Principal SAM Conservative
  Growth Portfolio - Class 1   386,206      (314,649)       71,557      1,060,407           -       3,218,326       4,350,290
Principal SAM Flexible
  Income Portfolio - Class 1   164,669       (66,907)       97,762         52,586      62,172          75,672         288,192
Principal SAM Strategic
  Growth Portfolio - Class 1   122,700      (128,681)       (5,981)       249,992           -       1,843,495       2,087,506
Principal Short-Term Income
  Account - Class 1             23,222       (18,564)        4,658         10,256           -         (17,438)         (2,524)
Principal SmallCap Growth
  Account II - Class 1               -       (46,777)      (46,777)       195,946           -       1,095,662       1,244,831
Putnam VT Growth and Income
  Fund - Class IB                4,663        (3,935)          728         15,257           -          69,829          85,814
Putnam VT International
  Value Fund - Class IB          1,978        (1,056)          922            541           -          13,382          14,845
Royce Small-Cap Portfolio       22,569        (8,016)       14,553          1,689     117,307         459,757         593,306
UIF Core Plus Fixed Income
  Portfolio - Class I Shares    46,961       (17,398)       29,563          3,763           -         (55,952)        (22,626)
UIF Emerging Markets Equity
  Portfolio - Class I Shares    12,986       (15,687)       (2,701)           881           -         (28,719)        (30,539)
UIF Global Tactical Asset
  Allocation Portfolio -
  Class I Shares                   874       (10,894)      (10,020)        28,820           -          84,990         103,790
UIF Growth Portfolio -
  Class I Shares                11,744       (35,824)      (24,080)        75,279      97,935         845,512         994,646
UIF U.S. Real Estate
  Portfolio - Class I Shares     8,705       (11,713)       (3,008)        52,127           -         (36,106)         13,013
VALIC Company I Blue Chip
  Growth Fund                        -          (537)         (537)        18,101           -          26,033          43,597
VALIC Company I Dividend
  Value Fund                         -          (310)         (310)           137           -          19,918          19,745
VALIC Company I Health
  Sciences Fund                      -          (567)         (567)           498           -          56,827          56,758
VALIC Company I
  International Equities
  Fund                               -        (3,348)       (3,348)         4,559           -          54,164          55,375
VALIC Company I Mid Cap
  Index Fund                         -       (13,216)      (13,216)        78,437           -         258,127         323,348
VALIC Company I Money
  Market I Fund                    237       (30,618)      (30,381)             -           -               -         (30,381)
VALIC Company I Nasdaq-100
  Index Fund                         -          (522)         (522)         2,446           -           9,383          11,307
VALIC Company I Science &
  Technology Fund                    -          (402)         (402)         7,487           -           4,469          11,554
VALIC Company I Small Cap
  Index Fund                         -        (2,130)       (2,130)        18,873           -          34,935          51,678
VALIC Company I Stock Index
  Fund                               -       (15,938)      (15,938)        71,759           -         364,616         420,437

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                                NET ASSET VALUE VALUE OF SHARES AT
DIVISIONS                                              SHARES      PER SHARE        FAIR VALUE     COST OF SHARES HELD LEVEL/(1)/
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I                 40,098     $  8.45        $   338,830         $   223,020         1
Dreyfus IP MidCap Stock Portfolio - Initial Shares        6,595       20.87            137,636              83,189         1
The Dreyfus Socially Responsible Growth Fund, Inc. -
  Initial Shares                                          5,868       44.08            258,656             167,041         1
Dreyfus VIF Opportunistic Small Cap Portfolio -
  Initial Shares                                          8,500       47.03            399,754             237,070         1
Dreyfus VIF Quality Bond Portfolio - Initial Shares      30,268       11.85            358,676             354,827         1
Fidelity VIP Asset Manager Portfolio - Initial Class      8,942       17.24            154,168             129,848         1
Fidelity VIP Asset Manager Portfolio - Service
  Class 2                                                 5,866       16.94             99,378              83,617         1
Fidelity VIP Contrafund Portfolio - Service Class 2      17,485       33.77            590,462             395,570         1
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                                20,283       22.88            464,077             370,146         1
Fidelity VIP Growth Portfolio - Service Class 2           5,555       56.57            314,248             194,593         1
Fidelity VIP Index 500 Portfolio - Initial Class            232      186.29             43,275              30,051         1
Fidelity VIP Overseas Portfolio - Initial Class             551       20.64             11,374               8,793         1
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2                                          9,916       17.24            170,955             132,301         1
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares                                    3,078       17.64             54,296              36,117         1
Invesco High Yield Fund - Class A                       177,759        4.49            798,136             691,508         1
Invesco Money Market Fund - Class A5                     64,561        1.00             64,561              64,561         1
Invesco V.I. Core Equity Fund - Series I                 16,876       38.43            648,561             433,482         1
Invesco V.I. Government Securities Fund - Series I      152,750       11.64          1,778,008           1,791,941         1
Invesco V.I. High Yield Fund - Series I                 128,705        5.70            733,621             679,852         1
Invesco V.I. International Growth Fund - Series I         8,057       35.32            284,567             222,489         1
Invesco Van Kampen Comstock Fund - Class A               68,037       23.77          1,617,229           1,028,942         1
Invesco Van Kampen V.I. American Franchise Fund -
  Series I                                               87,093       50.63          4,409,511           2,870,495         1
Invesco V.I. Global Core Equity Fund - Series I         117,742        9.06          1,066,741             878,425         1
Invesco Van Kampen V.I. Growth and Income Fund -
  Series I                                              386,095       26.29         10,150,440           6,729,628         1
Invesco Van Kampen V.I. American Value Fund -
  Series I                                              224,884       19.89          4,472,946           2,865,256         1
Invesco Van Kampen V.I. Comstock Fund - Series I        166,857       17.75          2,961,711           2,116,892         1
Janus Aspen Enterprise Portfolio - Service Shares         1,430       56.80             81,217              50,436         1
Janus Aspen Overseas Portfolio - Service Shares           2,573       40.92            105,286             122,801         1
Janus Aspen Worldwide Portfolio - Service Shares          1,058       38.40             40,630              30,475         1
JPMorgan Insurance Trust Small Cap Core Portfolio -
  Class 1                                                 2,931       24.03             70,433              41,241         1
MFS VIT Core Equity Series - Initial Class                6,475       23.56            152,556              96,580         1
MFS VIT Growth Series - Initial Class                    15,572       39.07            608,409             367,670         1
MFS VIT New Discovery Series - Initial Class              5,507       22.07            121,549              90,995         1
MFS VIT Research Series - Initial Class                   2,027       28.74             58,267              36,476         1
Neuberger Berman AMT Balanced Portfolio - Class I           404       13.59              5,496               4,131         1
Neuberger Berman AMT Mid-Cap Growth Portfolio -
  Class I                                                 1,807       41.07             74,213              46,856         1
PIMCO VIT Real Return Portfolio - Administrative
  Class                                                  23,731       12.60            299,005             322,993         1
PIMCO VIT Short-Term Portfolio - Administrative Class     7,897       10.27             81,097              80,628         1
PIMCO VIT Total Return Portfolio - Administrative
  Class                                                  41,235       10.98            452,756             472,174         1
Pioneer Fund VCT Portfolio - Class I                      5,388       26.25            141,431             113,934         1
Pioneer Growth Opportunities VCT Portfolio - Class I      9,219       32.78            302,189             201,781         1
Principal Capital Appreciation Account - Class 1        188,389       24.45          4,606,109           3,956,603         1
Principal Diversified International Account - Class 1   155,954       14.87          2,319,038           1,858,627         1
Principal Equity Income Account - Class 1               168,470       21.00          3,537,867           2,493,641         1
Principal Government & High Quality Bond Account -
  Class 1                                               231,725       10.33          2,393,721           2,468,670         1
Principal Income Account - Class 1                      308,652       10.68          3,296,406           3,295,530         1
Principal LargeCap Blend Account II - Class 1           677,437       10.09          6,835,344           4,487,651         1
Principal LargeCap Growth Account - Class 1             491,707       22.26         10,945,407           7,212,994         1
Principal Money Market Account - Class 1              1,583,167        1.00          1,583,167           1,583,167         1
Principal SAM Balanced Portfolio - Class 1            1,660,627       18.53         30,771,415          24,403,439         1
Principal SAM Conservative Balanced Portfolio -
  Class 1                                                93,150       13.39          1,247,278           1,073,543         1
Principal SAM Conservative Growth Portfolio - Class 1 1,080,490       20.60         22,258,094          15,961,446         1
Principal SAM Flexible Income Portfolio - Class 1       340,158       13.72          4,666,974           4,233,396         1

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2013

                                                                NET ASSET VALUE VALUE OF SHARES AT
DIVISIONS                                              SHARES      PER SHARE        FAIR VALUE     COST OF SHARES HELD LEVEL/(1)/
---------------------------------------------------------------------------------------------------------------------------------
Principal SAM Strategic Growth Portfolio - Class 1      416,524     $23.55          $9,809,133         $6,676,894          1
Principal Short-Term Income Account - Class 1           440,653       2.59           1,141,293          1,127,803          1
Principal SmallCap Growth Account II - Class 1          199,716      18.31           3,656,807          2,099,169          1
Putnam VT Growth and Income Fund - Class IB              13,419      23.91             320,858            205,156          1
Putnam VT International Value Fund - Class IB             7,703      11.06              85,192             67,254          1
Royce Small-Cap Portfolio                               167,194      13.92           2,327,337          1,716,260          1
UIF Core Plus Fixed Income Portfolio - Class I Shares   112,276      10.21           1,146,334          1,143,224          1
UIF Emerging Markets Equity Portfolio - Class I
  Shares                                                 70,474      14.69           1,035,266          1,031,145          1
UIF Global Tactical Asset Allocation Portfolio -
  Class I Shares                                         67,804      11.06             749,916            589,515          1
UIF Growth Portfolio - Class I Shares                    97,531      31.03           3,026,400          2,039,559          1
UIF U.S. Real Estate Portfolio - Class I Shares          47,825      15.74             752,772            602,688          1
VALIC Company I Blue Chip Growth Fund                     6,828      17.62             120,314             70,390          1
VALIC Company I Dividend Value Fund                       6,606      13.15              86,870             56,706          1
VALIC Company I Health Sciences Fund                      8,272      20.42             168,920             85,374          1
VALIC Company I International Equities Fund              46,196       7.33             338,614            277,388          1
VALIC Company I Mid Cap Index Fund                       40,164      27.90           1,120,584            794,240          1
VALIC Company I Money Market I Fund                   2,219,171       1.00           2,219,171          2,219,171          1
VALIC Company I Nasdaq-100 Index Fund                     4,148       8.46              35,093             24,454          1
VALIC Company I Science & Technology Fund                 1,474      24.08              35,493             23,503          1
VALIC Company I Small Cap Index Fund                      7,959      21.60             171,912            119,098          1
VALIC Company I Stock Index Fund                         47,194      34.43           1,624,900          1,151,781          1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                            DIVISIONS
                                                                         ----------------------------------------------
                                                                                                           THE DREYFUS
                                                                                                             SOCIALLY
                                                                           AMERICAN       DREYFUS IP       RESPONSIBLE
                                                                          CENTURY VP     MIDCAP STOCK      GROWTH FUND,
                                                                         VALUE FUND - PORTFOLIO - INITIAL INC. - INITIAL
                                                                           CLASS I          SHARES            SHARES
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                             $    901        $     (6)         $    (89)
  Net realized gain (loss) on investments                                    15,253           1,915             9,508
  Capital gain distributions from mutual funds                                    -               -                 -
  Net change in unrealized appreciation (depreciation) of investments        69,295          32,869            58,305
                                                                           --------        --------          --------
Increase (decrease) in net assets resulting from operations                  85,449          34,778            67,724
                                                                           --------        --------          --------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                                  -               -                 -
  Net transfers from (to) other Divisions or fixed rate option                  (55)            (11)              139
  Mortality reserve transfers                                                     -               -                 -
  Contract withdrawals                                                      (40,710)         (4,947)          (34,417)
  Death benefits                                                             (8,818)              -              (160)
  Annuity benefits                                                                -               -                 -
                                                                           --------        --------          --------
Increase (decrease) in net assets resulting from principal transactions     (49,583)         (4,958)          (34,438)
                                                                           --------        --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      35,866          29,820            33,286

NET ASSETS:
  Beginning of year                                                         302,964         107,816           225,370
                                                                           --------        --------          --------
  End of year                                                              $338,830        $137,636          $258,656
                                                                           ========        ========          ========
For the Year Ended December 31, 2012

OPERATIONS:
  Net investment income (loss)                                             $  1,699        $ (1,150)         $ (1,501)
  Net realized gain (loss) on investments                                     2,942           8,306            12,452
  Capital gain distributions from mutual funds                                    -               -                 -
  Net change in unrealized appreciation (depreciation) of investments        31,823          14,923            17,541
                                                                           --------        --------          --------
Increase (decrease) in net assets resulting from operations                  36,464          22,079            28,492
                                                                           --------        --------          --------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                                  -               -                 -
  Net transfers from (to) other Divisions or fixed rate option               (4,910)             (7)             (125)
  Mortality reserve transfers                                                     -               -                 -
  Contract withdrawals                                                      (14,221)        (51,323)          (36,913)
  Death benefits                                                                  -               -           (50,797)
  Annuity benefits                                                                -               -                 -
                                                                           --------        --------          --------
Increase (decrease) in net assets resulting from principal transactions     (19,131)        (51,330)          (87,835)
                                                                           --------        --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      17,333         (29,251)          (59,343)

NET ASSETS:
  Beginning of year                                                         285,631         137,067           284,713
                                                                           --------        --------          --------
  End of year                                                              $302,964        $107,816          $225,370
                                                                           ========        ========          ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                          DIVISIONS
                                         --------------------------------------------------------------------------
                                             DREYFUS VIF
                                            OPPORTUNISTIC        DREYFUS VIF        FIDELITY VIP      FIDELITY VIP
                                              SMALL CAP         QUALITY BOND        ASSET MANAGER     ASSET MANAGER
                                         PORTFOLIO - INITIAL PORTFOLIO - INITIAL PORTFOLIO - INITIAL   PORTFOLIO -
                                               SHARES              SHARES               CLASS        SERVICE CLASS 2
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                 $ (5,089)           $   6,024           $     77          $    (40)
 Net realized gain (loss) on investments        25,611                2,764                438             1,763
 Capital gain distributions from mutual
   funds                                             -                    -                360               238
 Net change in unrealized appreciation
   (depreciation) of investments               122,808              (21,058)            18,099            10,932
                                              --------            ---------           --------          --------
Increase (decrease) in net assets
 resulting from operations                     143,330              (12,270)            18,974            12,893
                                              --------            ---------           --------          --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                      -                  150                  -                 -
 Net transfers from (to) other
   Divisions or fixed rate option               (8,348)               6,854                  -               (10)
 Mortality reserve transfers                         -                    -                  -                 -
 Contract withdrawals                          (69,292)             (91,457)            (1,361)          (12,438)
 Death benefits                                      -                    -                  -            (3,646)
 Annuity benefits                                    -                    -                  -                 -
                                              --------            ---------           --------          --------
Increase (decrease) in net assets
 resulting from principal transactions         (77,640)             (84,453)            (1,361)          (16,094)
                                              --------            ---------           --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         65,690              (96,723)            17,613            (3,201)

NET ASSETS:
 Beginning of year                             334,064              455,399            136,555           102,579
                                              --------            ---------           --------          --------
 End of year                                  $399,754            $ 358,676           $154,168          $ 99,378
                                              ========            =========           ========          ========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                 $ (4,515)           $  11,252           $     22          $   (183)
 Net realized gain (loss) on investments         2,471               16,628                 95               372
 Capital gain distributions from mutual
   funds                                             -                    -                995               762
 Net change in unrealized appreciation
   (depreciation) of investments                60,262                6,925             12,240            10,202
                                              --------            ---------           --------          --------
Increase (decrease) in net assets
 resulting from operations                      58,218               34,805             13,352            11,153
                                              --------            ---------           --------          --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                      -                  150                  -                 -
 Net transfers from (to) other
   Divisions or fixed rate option                    7             (219,013)                 -            (5,725)
 Mortality reserve transfers                         -                    -                  -                 -
 Contract withdrawals                          (46,162)            (181,913)            (1,349)          (12,954)
 Death benefits                                (10,273)             (73,232)                 -            (3,987)
 Annuity benefits                                    -                    -                  -                 -
                                              --------            ---------           --------          --------
Increase (decrease) in net assets
 resulting from principal transactions         (56,428)            (474,008)            (1,349)          (22,666)
                                              --------            ---------           --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,790             (439,203)            12,003           (11,513)

NET ASSETS:
 Beginning of year                             332,274              894,602            124,552           114,092
                                              --------            ---------           --------          --------
 End of year                                  $334,064            $ 455,399           $136,555          $102,579
                                              ========            =========           ========          ========


                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                       DIVISIONS
                                         ---------------------------------------------------------------------
                                          FIDELITY VIP    FIDELITY VIP                         FIDELITY VIP
                                           CONTRAFUND     EQUITY-INCOME     FIDELITY VIP         INDEX 500
                                           PORTFOLIO -     PORTFOLIO -   GROWTH PORTFOLIO - PORTFOLIO - INITIAL
                                         SERVICE CLASS 2 SERVICE CLASS 2  SERVICE CLASS 2          CLASS
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $ (2,740)       $   4,148         $ (3,734)          $    119
 Net realized gain (loss) on investments      16,417           13,053           13,071                944
 Capital gain distributions from mutual
   funds                                         158           30,328              194                392
 Net change in unrealized appreciation
   (depreciation) of investments             124,798           56,230           74,999              9,110
                                            --------        ---------         --------           --------
Increase (decrease) in net assets
 resulting from operations                   138,633          103,759           84,530             10,565
                                            --------        ---------         --------           --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                1,200                -                -                  -
 Net transfers from (to) other
   Divisions or fixed rate option              3,272            3,223            2,614                 (7)
 Mortality reserve transfers                       -                -                -                  -
 Contract withdrawals                        (64,024)         (51,008)         (47,228)            (2,635)
 Death benefits                                    -                -                -                  -
 Annuity benefits                                  -                -                -                  -
                                            --------        ---------         --------           --------
Increase (decrease) in net assets
 resulting from principal transactions       (59,552)         (47,785)         (44,614)            (2,642)
                                            --------        ---------         --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS       79,081           55,974           39,916              7,923

NET ASSETS:
 Beginning of year                           511,381          408,103          274,332             35,352
                                            --------        ---------         --------           --------
 End of year                                $590,462        $ 464,077         $314,248           $ 43,275
                                            ========        =========         ========           ========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)               $ (1,271)       $   5,615         $ (2,791)          $     36
 Net realized gain (loss) on investments      10,158           13,136            2,728              2,928
 Capital gain distributions from mutual
   funds                                           -           27,657                -                669
 Net change in unrealized appreciation
   (depreciation) of investments              60,720           18,178           32,776              3,333
                                            --------        ---------         --------           --------
Increase (decrease) in net assets
 resulting from operations                    69,607           64,586           32,713              6,966
                                            --------        ---------         --------           --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                3,700                -                -                  -
 Net transfers from (to) other
   Divisions or fixed rate option             23,427              (45)               -                 (3)
 Mortality reserve transfers                       -                -                -                  -
 Contract withdrawals                        (72,075)        (106,129)         (11,659)           (23,026)
 Death benefits                                    -                -           (3,212)                 -
 Annuity benefits                                  -                -                -                  -
                                            --------        ---------         --------           --------
Increase (decrease) in net assets
 resulting from principal transactions       (44,948)        (106,174)         (14,871)           (23,029)
                                            --------        ---------         --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS       24,659          (41,588)          17,842            (16,063)

NET ASSETS:
 Beginning of year                           486,722          449,691          256,490             51,415
                                            --------        ---------         --------           --------
 End of year                                $511,381        $ 408,103         $274,332           $ 35,352
                                            ========        =========         ========           ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                     DIVISIONS
                                         ----------------------------------------------------------------
                                                                                   GOLDMAN
                                                                                  SACHS VIT
                                                                  FRANKLIN        STRATEGIC
                                            FIDELITY VIP         TEMPLETON         GROWTH
                                              OVERSEAS           TEMPLETON         FUND -     INVESCO HIGH
                                         PORTFOLIO - INITIAL FOREIGN SECURITIES INSTITUTIONAL YIELD FUND -
                                                CLASS          FUND - CLASS 2      SHARES       CLASS A
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                 $    (38)           $  1,545         $  (439)   $    38,815
 Net realized gain (loss) on investments           442               2,182             176          9,111
 Capital gain distributions from mutual
   funds                                            39                   -           1,869              -
 Net change in unrealized appreciation
   (depreciation) of investments                 2,463              27,312          11,130            491
                                              --------            --------         -------    -----------
Increase (decrease) in net assets
 resulting from operations                       2,906              31,039          12,736         48,417
                                              --------            --------         -------    -----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                      -                   -               -              -
 Net transfers from (to) other
   Divisions or fixed rate option                   (2)             (1,005)              -            (13)
 Mortality reserve transfers                         -                   -               -              -
 Contract withdrawals                           (2,144)             (5,683)              -        (53,226)
 Death benefits                                      -              (6,746)              -              -
 Annuity benefits                                    -                   -               -              -
                                              --------            --------         -------    -----------
Increase (decrease) in net assets
 resulting from principal transactions          (2,146)            (13,434)              -        (53,239)
                                              --------            --------         -------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            760              17,605          12,736         (4,822)

NET ASSETS:
 Beginning of year                              10,614             153,350          41,560        802,958
                                              --------            --------         -------    -----------
 End of year                                  $ 11,374            $170,955         $54,296    $   798,136
                                              ========            ========         =======    ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                 $    (74)           $  2,575         $  (267)   $    50,495
 Net realized gain (loss) on investments          (378)             (1,338)            597         96,720
 Capital gain distributions from mutual
   funds                                            34                   -               -              -
 Net change in unrealized appreciation
   (depreciation) of investments                 3,380              21,052           6,567         15,391
                                              --------            --------         -------    -----------
Increase (decrease) in net assets
 resulting from operations                       2,962              22,289           6,897        162,606
                                              --------            --------         -------    -----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                      -                   -               -              -
 Net transfers from (to) other
   Divisions or fixed rate option                   (2)             (4,013)              -           (145)
 Mortality reserve transfers                         -                   -               -              -
 Contract withdrawals                          (11,474)            (15,359)         (3,428)    (1,199,286)
 Death benefits                                      -              (2,982)              -        (14,977)
 Annuity benefits                                    -                   -               -              -
                                              --------            --------         -------    -----------
Increase (decrease) in net assets
 resulting from principal transactions         (11,476)            (22,354)         (3,428)    (1,214,408)
                                              --------            --------         -------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (8,514)                (65)          3,469     (1,051,802)

NET ASSETS:
 Beginning of year                              19,128             153,415          38,091      1,854,760
                                              --------            --------         -------    -----------
 End of year                                  $ 10,614            $153,350         $41,560    $   802,958
                                              ========            ========         =======    ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                      DIVISIONS
                                         ------------------------------------------------------------------
                                                                           INVESCO V.I.
                                         INVESCO MONEY INVESCO V.I. CORE    GOVERNMENT     INVESCO V.I. HIGH
                                         MARKET FUND -   EQUITY FUND -   SECURITIES FUND -   YIELD FUND -
                                           CLASS A5        SERIES I          SERIES I          SERIES I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)              $   (424)       $     191        $   42,189         $  26,472
 Net realized gain (loss) on investments          -           31,248             7,777            14,409
 Capital gain distributions from mutual
   funds                                          -                -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                  -          122,340          (127,448)            1,097
                                           --------        ---------        ----------         ---------
Increase (decrease) in net assets
 resulting from operations                     (424)         153,779           (77,482)           41,978
                                           --------        ---------        ----------         ---------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                   -              600                 -             1,250
 Net transfers from (to) other
   Divisions or fixed rate option             6,826             (951)          (38,592)            2,205
 Mortality reserve transfers                      -                -                 -                 -
 Contract withdrawals                             -          (93,103)          (65,689)         (108,215)
 Death benefits                                   -          (15,693)         (109,714)          (31,410)
 Annuity benefits                                34                -              (410)                -
                                           --------        ---------        ----------         ---------
Increase (decrease) in net assets
 resulting from principal transactions        6,860         (109,147)         (214,405)         (136,170)
                                           --------        ---------        ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS       6,436           44,632          (291,887)          (94,192)

NET ASSETS:
 Beginning of year                           58,125          603,929         2,069,895           827,813
                                           --------        ---------        ----------         ---------
 End of year                               $ 64,561        $ 648,561        $1,778,008         $ 733,621
                                           ========        =========        ==========         =========
FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
 Net investment income (loss)              $   (504)       $  (2,862)       $   35,673         $  33,492
 Net realized gain (loss) on investments          -           26,948            38,699            10,579
 Capital gain distributions from mutual
   funds                                          -                -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                  -           58,923           (48,807)           85,304
                                           --------        ---------        ----------         ---------
Increase (decrease) in net assets
 resulting from operations                     (504)          83,009            25,565           129,375
                                           --------        ---------        ----------         ---------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                   -              600                 -             1,250
 Net transfers from (to) other
   Divisions or fixed rate option                 -          (38,981)         (115,325)           38,038
 Mortality reserve transfers                      -                -                 -                 -
 Contract withdrawals                       (44,213)        (111,200)         (371,772)         (112,110)
 Death benefits                                   -          (44,428)           (8,021)          (99,308)
 Annuity benefits                              (217)               -              (921)                -
                                           --------        ---------        ----------         ---------
Increase (decrease) in net assets
 resulting from principal transactions      (44,430)        (194,009)         (496,039)         (172,130)
                                           --------        ---------        ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (44,934)        (111,000)         (470,474)          (42,755)

NET ASSETS:
 Beginning of year                          103,059          714,929         2,540,369           870,568
                                           --------        ---------        ----------         ---------
 End of year                               $ 58,125        $ 603,929        $2,069,895         $ 827,813
                                           ========        =========        ==========         =========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                        DIVISIONS
                                              -------------------------------------------------------------
                                                                              Invesco Van
                                              Invesco V.I.    Invesco Van     Kampen V.I.      Invesco Van
                                              International     Kampen          American       Kampen V.I.
                                              Growth Fund - Comstock Fund - Franchise Fund - Comstock Fund -
                                                Series I        Class A         Series I        Series I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                   $    (384)    $     9,307     $   (38,133)     $    7,105
 Net realized gain (loss) on investments            6,594         271,224         164,399          57,604
 Capital gain distributions from mutual funds           -               -               -               -
 Net change in unrealized appreciation
   (depreciation) of investments                   38,596         275,262       1,183,195         725,730
                                                ---------     -----------     -----------      ----------
Increase (decrease) in net assets resulting
 from operations                                   44,806         555,793       1,309,461         790,439
                                                ---------     -----------     -----------      ----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                         -               -             396             396
 Net transfers from (to) other Divisions or
   fixed rate option                                  359          30,552         (15,105)        (25,340)
 Mortality reserve transfers                            -               -               -               -
 Contract withdrawals                             (36,354)       (856,130)       (406,370)       (223,521)
 Death benefits                                         -               -        (197,415)        (32,647)
 Annuity benefits                                       -               -         (34,891)              -
                                                ---------     -----------     -----------      ----------
Increase (decrease) in net assets resulting
 from principal transactions                      (35,995)       (825,578)       (653,385)       (281,112)
                                                ---------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,811        (269,785)        656,076         509,327

NET ASSETS:
 Beginning of year                                275,756       1,887,014       3,753,435       2,452,384
                                                ---------     -----------     -----------      ----------
 End of year                                    $ 284,567     $ 1,617,229     $ 4,409,511      $2,961,711
                                                =========     ===========     ===========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                   $     219     $    14,049     $   (60,407)     $    7,793
 Net realized gain (loss) on investments            6,436         117,825          97,910           2,302
 Capital gain distributions from mutual funds           -               -               -               -
 Net change in unrealized appreciation
   (depreciation) of investments                   35,826         239,892         474,535         396,652
                                                ---------     -----------     -----------      ----------
Increase (decrease) in net assets resulting
 from operations                                   42,481         371,766         512,038         406,747
                                                ---------     -----------     -----------      ----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                         -               -             429             429
 Net transfers from (to) other Divisions or
   fixed rate option                               (9,057)         75,893        (201,787)        (32,369)
 Mortality reserve transfers                            -               -               -               -
 Contract withdrawals                             (54,869)       (996,274)       (485,204)       (207,440)
 Death benefits                                   (40,170)       (136,841)       (297,266)       (133,290)
 Annuity benefits                                       -         (77,393)        (30,745)              -
                                                ---------     -----------     -----------      ----------
Increase (decrease) in net assets resulting
 from principal transactions                     (104,096)     (1,134,615)     (1,014,573)       (372,670)
                                                ---------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (61,615)       (762,849)       (502,535)         34,077

NET ASSETS:
 Beginning of year                                337,371       2,649,863       4,255,970       2,418,307
                                                ---------     -----------     -----------      ----------
 End of year                                    $ 275,756     $ 1,887,014     $ 3,753,435      $2,452,384
                                                =========     ===========     ===========      ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                     DIVISIONS
-                                        -----------------------------------------------------------------
                                                           Invesco Van
                                          Invesco V.I.     Kampen V.I.      Invesco Van      Janus Aspen
                                           Global Core     Growth and       Kampen V.I.       Enterprise
                                          Equity Fund -   Income Fund -   American Value     Portfolio -
                                            Series I        Series I      Fund - Series I   Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)           $        5,463  $        6,206  $        (29,775) $          (798)
  Net realized gain (loss) on
   investments                                   17,876         547,646           211,829            4,679
  Capital gain distributions from
   mutual funds                                       -          86,336                 -                -
  Net change in unrealized appreciation
   (depreciation) of investments                173,543       2,118,902           951,002           17,443
                                         --------------  --------------  ----------------  ---------------
Increase (decrease) in net assets
  resulting from operations                     196,882       2,759,090         1,133,056           21,324
                                         --------------  --------------  ----------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    396           1,026             6,251                -
  Net transfers from (to) other
   Divisions or fixed rate option               (43,460)        (96,423)          422,377                -
  Mortality reserve transfers                         -               -                 -                -
  Contract withdrawals                         (113,662)     (1,155,795)         (351,632)         (12,387)
  Death benefits                                (16,333)       (529,743)         (125,948)               -
  Annuity benefits                                    -               -                 -                -
                                         --------------  --------------  ----------------  ---------------
Increase (decrease) in net assets
  resulting from principal transactions        (173,059)     (1,780,935)          (48,952)         (12,387)
                                         --------------  --------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          23,823         978,155         1,084,104            8,937

NET ASSETS:
  Beginning of year                           1,042,918       9,172,285         3,388,842           72,280
                                         --------------  --------------  ----------------  ---------------
  End of year                            $    1,066,741  $   10,150,440  $      4,472,946  $        81,217
                                         ==============  ==============  ================  ===============
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)           $       11,863  $       11,927  $        (26,805) $        (1,418)
  Net realized gain (loss) on
   investments                                   (4,734)        341,263           180,238            7,763
  Capital gain distributions from
   mutual funds                                       -               -                 -                -
  Net change in unrealized appreciation
   (depreciation) of investments                116,269         936,601           411,734            8,532
                                         --------------  --------------  ----------------  ---------------
Increase (decrease) in net assets
  resulting from operations                     123,398       1,289,791           565,167           14,877
                                         --------------  --------------  ----------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                    429           1,059                 -                -
  Net transfers from (to) other
   Divisions or fixed rate option                (3,862)       (108,886)         (300,393)         (10,309)
  Mortality reserve transfers                         -               -                 -                -
  Contract withdrawals                          (62,436)     (1,004,489)         (575,027)         (31,893)
  Death benefits                                (98,716)     (1,593,054)         (220,421)          (4,292)
  Annuity benefits                                    -               -                 -                -
                                         --------------  --------------  ----------------  ---------------
Increase (decrease) in net assets
  resulting from principal transactions        (164,585)     (2,705,370)       (1,095,841)         (46,494)
                                         --------------  --------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (41,187)     (1,415,579)         (530,674)         (31,617)

NET ASSETS:
  Beginning of year                           1,084,105      10,587,864         3,919,516          103,897
                                         --------------  --------------  ----------------  ---------------
  End of year                            $    1,042,918  $    9,172,285  $      3,388,842  $        72,280
                                         ==============  ==============  ================  ===============

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                  DIVISIONS
                                         -----------------------------------------------------------
                                                                          JPMORGAN
                                                                         INSURANCE
                                          JANUS ASPEN    JANUS ASPEN       TRUST
                                            OVERSEAS      WORLDWIDE    SMALL CAP CORE  MFS VIT CORE
                                          PORTFOLIO -    PORTFOLIO -    PORTFOLIO -   EQUITY SERIES -
                                         SERVICE SHARES SERVICE SHARES    CLASS 1      INITIAL CLASS
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $  1,804       $   (98)       $  (484)       $   (451)
 Net realized gain (loss) on investments     (12,483)          818            480           2,081
 Capital gain distributions from mutual
   funds                                           -             -              -               -
 Net change in unrealized appreciation
   (depreciation) of investments              23,144         8,174         20,318          36,761
                                            --------       -------        -------        --------
Increase (decrease) in net assets
 resulting from operations                    12,465         8,894         20,314          38,391
                                            --------       -------        -------        --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                1,140         1,250            420               -
 Net transfers from (to) other
   Divisions or fixed rate option              1,702             -           (746)          1,307
 Mortality reserve transfers                       -             -              -               -
 Contract withdrawals                        (27,437)       (4,195)             -          (4,759)
 Death benefits                                    -             -              -               -
 Annuity benefits                                  -             -              -               -
                                            --------       -------        -------        --------
Increase (decrease) in net assets
 resulting from principal transactions       (24,595)       (2,945)          (326)         (3,452)
                                            --------       -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (12,130)        5,949         19,988          34,939

NET ASSETS:
 Beginning of year                           117,416        34,681         50,445         117,617
                                            --------       -------        -------        --------
 End of year                                $105,286       $40,630        $70,433        $152,556
                                            ========       =======        =======        ========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)               $   (878)      $  (207)       $  (552)       $   (864)
 Net realized gain (loss) on investments      (6,641)         (197)           278          11,342
 Capital gain distributions from mutual
   funds                                      12,797             -              -               -
 Net change in unrealized appreciation
   (depreciation) of investments               7,696         6,147          8,121          12,768
                                            --------       -------        -------        --------
Increase (decrease) in net assets
 resulting from operations                    12,974         5,743          7,847          23,246
                                            --------       -------        -------        --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                1,140         1,250            420               -
 Net transfers from (to) other
   Divisions or fixed rate option              1,127             -           (269)           (122)
 Mortality reserve transfers                       -             -              -               -
 Contract withdrawals                        (11,751)       (4,932)          (954)        (77,020)
 Death benefits                                    -        (1,697)             -               -
 Annuity benefits                                  -             -              -               -
                                            --------       -------        -------        --------
Increase (decrease) in net assets
 resulting from principal transactions        (9,484)       (5,379)          (803)        (77,142)
                                            --------       -------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        3,490           364          7,044         (53,896)

NET ASSETS:
 Beginning of year                           113,926        34,317         43,401         171,513
                                            --------       -------        -------        --------
 End of year                                $117,416       $34,681        $50,445        $117,617
                                            ========       =======        =======        ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                         DIVISIONS
                                         ------------------------------------------------------------------------
                                                                                                    NEUBERGER
                                          MFS VIT GROWTH     MFS VIT NEW          MFS VIT          BERMAN AMT
                                         SERIES - INITIAL DISCOVERY SERIES - RESEARCH SERIES -      BALANCED
                                              CLASS         INITIAL CLASS      INITIAL CLASS   PORTFOLIO - CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $  (6,182)         $ (1,439)         $   (635)           $   (92)
 Net realized gain (loss) on investments       21,625               789             7,022                259
 Capital gain distributions from mutual
   funds                                        4,101               855               129                  -
 Net change in unrealized appreciation
   (depreciation) of investments              147,740            35,080             9,903                746
                                            ---------          --------          --------            -------
Increase (decrease) in net assets
  resulting from operations                   167,284            35,285            16,419                913
                                            ---------          --------          --------            -------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                   600                 -                 -                  -
 Net transfers from (to) other
   Divisions or fixed rate option              (5,297)              374              (649)                (1)
 Mortality reserve transfers                        -                 -                 -                  -
 Contract withdrawals                         (40,350)           (5,654)          (23,616)            (1,063)
 Death benefits                               (15,881)                -                 -                  -
 Annuity benefits                                   -                 -                 -                  -
                                            ---------          --------          --------            -------
Increase (decrease) in net assets
 resulting from principal transactions        (60,928)           (5,280)          (24,265)            (1,064)
                                            ---------          --------          --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS       106,356            30,005            (7,846)              (151)

NET ASSETS:
 Beginning of year                            502,053            91,544            66,113              5,647
                                            ---------          --------          --------            -------
 End of year                                $ 608,409          $121,549          $ 58,267            $ 5,496
                                            =========          ========          ========            =======
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)               $  (7,637)         $ (1,230)         $   (406)           $   (92)
 Net realized gain (loss) on investments       20,622              (831)            7,972                141
 Capital gain distributions from mutual
   funds                                            -             8,426                 -                  -
 Net change in unrealized appreciation
   (depreciation) of investments               69,158             9,612             6,984                453
                                            ---------          --------          --------            -------
Increase (decrease) in net assets
 resulting from operations                     82,143            15,977            14,550                502
                                            ---------          --------          --------            -------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                   600                 -                 -                  -
 Net transfers from (to) other
   Divisions or fixed rate option             (17,210)             (305)             (230)                 -
 Mortality reserve transfers                        -                 -                 -                  -
 Contract withdrawals                         (55,233)           (7,791)          (49,614)            (1,076)
 Death benefits                               (52,397)                -                 -                  -
 Annuity benefits                                   -                 -                 -                  -
                                            ---------          --------          --------            -------
Increase (decrease) in net assets
 resulting from principal transactions       (124,240)           (8,096)          (49,844)            (1,076)
                                            ---------          --------          --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (42,097)            7,881           (35,294)              (574)

NET ASSETS:
 Beginning of year                            544,150            83,663           101,407              6,221
                                            ---------          --------          --------            -------
 End of year                                $ 502,053          $ 91,544          $ 66,113            $ 5,647
                                            =========          ========          ========            =======

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                         DIVISIONS
                                         -------------------------------------------------------------------------
                                              NEUBERGER        PIMCO VIT REAL   PIMCO VIT SHORT-  PIMCO VIT TOTAL
                                           BERMAN AMT MID-   RETURN PORTFOLIO - TERM PORTFOLIO - RETURN PORTFOLIO -
                                             CAP GROWTH        ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                                         PORTFOLIO - CLASS I       CLASS             CLASS             CLASS
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                $   (957)          $     599         $    (462)         $  4,090
  Net realized gain (loss) on
   investments                                   3,901                (116)               23            (1,142)
  Capital gain distributions from
   mutual funds                                      -               2,430                 -             3,952
  Net change in unrealized appreciation
   (depreciation) of investments                16,212             (43,322)             (168)          (23,224)
                                              --------           ---------         ---------          --------
Increase (decrease) in net assets
  resulting from operations                     19,156             (40,409)             (607)          (16,324)
                                              --------           ---------         ---------          --------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                     -               1,200             1,250             1,200
  Net transfers from (to) other
   Divisions or fixed rate option                 (342)                864             9,249            (5,387)
  Mortality reserve transfers                        -                   -                 -                 -
  Contract withdrawals                          (3,944)            (95,457)           (1,851)          (45,427)
  Death benefits                                (8,726)                  -                 -                 -
  Annuity benefits                                   -                   -                 -                 -
                                              --------           ---------         ---------          --------
Increase (decrease) in net assets
  resulting from principal transactions        (13,012)            (93,393)            8,648           (49,614)
                                              --------           ---------         ---------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          6,144            (133,802)            8,041           (65,938)

NET ASSETS:
  Beginning of year                             68,069             432,807            73,056           518,694
                                              --------           ---------         ---------          --------
  End of year                                 $ 74,213           $ 299,005         $  81,097          $452,756
                                              ========           =========         =========          ========

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                $   (925)          $  (1,190)        $    (455)         $  6,511
  Net realized gain (loss) on
   investments                                   1,200               7,325               288              (326)
  Capital gain distributions from
   mutual funds                                      -              22,079               136             9,845
  Net change in unrealized appreciation
   (depreciation) of investments                 7,071               5,306             2,150            25,641
                                              --------           ---------         ---------          --------
Increase (decrease) in net assets
  resulting from operations                      7,346              33,520             2,119            41,671
                                              --------           ---------         ---------          --------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                     -               1,200             1,250             1,200
  Net transfers from (to) other
   Divisions or fixed rate option                  (89)              4,087            (2,316)           (9,574)
  Mortality reserve transfers                        -                   -                 -                 -
  Contract withdrawals                          (6,483)            (83,241)         (115,318)          (29,547)
  Death benefits                                     -              (7,590)           (5,456)          (20,599)
  Annuity benefits                                   -                   -                 -                 -
                                              --------           ---------         ---------          --------
Increase (decrease) in net assets
  resulting from principal transactions         (6,572)            (85,544)         (121,840)          (58,520)
                                              --------           ---------         ---------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            774             (52,024)         (119,721)          (16,849)

NET ASSETS:
  Beginning of year                             67,295             484,831           192,777           535,543
                                              --------           ---------         ---------          --------
  End of year                                 $ 68,069           $ 432,807         $  73,056          $518,694
                                              ========           =========         =========          ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                              DIVISIONS
                                                   --------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                   PIONEER GROWTH  PRINCIPAL CAPITAL  DIVERSIFIED
                                                    PIONEER FUND    OPPORTUNITIES    APPRECIATION    INTERNATIONAL
                                                   VCT PORTFOLIO - VCT PORTFOLIO -     ACCOUNT -       ACCOUNT -
                                                       CLASS I         CLASS I          CLASS 1         CLASS 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                        $   (135)       $ (3,897)       $  231,005      $   25,789
  Net realized gain (loss) on investments                2,494          16,332            76,743          72,560
  Capital gain distributions from mutual funds           5,803          11,917           686,786               -
  Net change in unrealized appreciation
   (depreciation) of investments                        28,306          73,984           157,966         265,809
                                                      --------        --------        ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                            36,468          98,336         1,152,500         364,158
                                                      --------        --------        ----------      ----------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                         1,250               -                 -               -
  Net transfers from (to) other Divisions or
   fixed rate option                                      (729)           (230)          (32,594)        (26,728)
  Mortality reserve transfers                                -               -                 -               -
  Contract withdrawals                                 (13,023)        (57,204)         (362,034)       (326,994)
  Death benefits                                        (8,431)              -          (103,355)       (134,235)
  Annuity benefits                                           -               -                 -               -
                                                      --------        --------        ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (20,933)        (57,434)         (497,983)       (487,957)
                                                      --------        --------        ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 15,535          40,902           654,517        (123,799)

NET ASSETS:
  Beginning of year                                    125,896         261,287         3,951,592       2,442,837
                                                      --------        --------        ----------      ----------
  End of year                                         $141,431        $302,189        $4,606,109      $2,319,038
                                                      ========        ========        ==========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                        $    237        $ (3,803)       $  (11,239)     $   17,151
  Net realized gain (loss) on investments                 (937)          5,811            51,059          11,067
  Capital gain distributions from mutual funds           4,673               -            48,268               -
  Net change in unrealized appreciation
   (depreciation) of investments                         8,911          14,977           377,689         358,288
                                                      --------        --------        ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                            12,884          16,985           465,777         386,506
                                                      --------        --------        ----------      ----------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                         1,250               -                 -             520
  Net transfers from (to) other Divisions or
   fixed rate option                                       392             652           (34,190)        (21,154)
  Mortality reserve transfers                                -               -                 -               -
  Contract withdrawals                                 (53,522)        (50,457)         (317,994)       (253,904)
  Death benefits                                        (4,308)         (2,955)          (81,278)       (144,887)
  Annuity benefits                                           -               -                 -               -
                                                      --------        --------        ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (56,188)        (52,760)         (433,462)       (419,425)
                                                      --------        --------        ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (43,304)        (35,775)           32,315         (32,919)

NET ASSETS:
  Beginning of year                                    169,200         297,062         3,919,277       2,475,756
                                                      --------        --------        ----------      ----------
  End of year                                         $125,896        $261,287        $3,951,592      $2,442,837
                                                      ========        ========        ==========      ==========



                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                          DIVISIONS
                                                               --------------------------------------------------------------
                                                                                  PRINCIPAL
                                                                                 GOVERNMENT &                     PRINCIPAL
                                                               PRINCIPAL EQUITY  HIGH QUALITY  PRINCIPAL INCOME LARGECAP BLEND
                                                               INCOME ACCOUNT - BOND ACCOUNT -    ACCOUNT -      ACCOUNT II -
                                                                   CLASS 1         CLASS 1         CLASS 1         CLASS 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                     $   61,737      $   64,503      $  131,794     $     1,449
 Net realized gain (loss) on investments                             142,757            (143)         18,436         398,175
 Capital gain distributions from mutual funds                              -               -               -               -
 Net change in unrealized appreciation (depreciation) of
   investments                                                       569,677        (128,464)       (187,380)      1,328,111
                                                                  ----------      ----------      ----------     -----------
Increase (decrease) in net assets resulting from operations          774,171         (64,104)        (37,150)      1,727,735
                                                                  ----------      ----------      ----------     -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                            -               -           1,500               -
 Net transfers from (to) other Divisions or fixed rate option         24,165         (10,693)        (33,775)        (79,806)
 Mortality reserve transfers                                               -               -               -               -
 Contract withdrawals                                               (288,980)       (391,768)       (364,513)       (780,374)
 Death benefits                                                     (222,926)       (178,961)       (370,201)       (566,152)
 Annuity benefits                                                          -               -               -               -
                                                                  ----------      ----------      ----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (487,741)       (581,422)       (766,989)     (1,426,332)
                                                                  ----------      ----------      ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              286,430        (645,526)       (804,139)        301,403

NET ASSETS:
 Beginning of year                                                 3,251,437       3,039,247       4,100,545       6,533,941
                                                                  ----------      ----------      ----------     -----------
 End of year                                                      $3,537,867      $2,393,721      $3,296,406     $ 6,835,344
                                                                  ==========      ==========      ==========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                     $   55,088      $   83,011      $  125,658     $    (8,713)
 Net realized gain (loss) on investments                              84,936          25,465          25,719         171,070
 Capital gain distributions from mutual funds                              -               -               -               -
 Net change in unrealized appreciation (depreciation) of
   investments                                                       232,568         (23,281)        188,780         722,808
                                                                  ----------      ----------      ----------     -----------
Increase (decrease) in net assets resulting from operations          372,592          85,195         340,157         885,165
                                                                  ----------      ----------      ----------     -----------

PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                                            -               -               -           1,561
 Net transfers from (to) other Divisions or fixed rate option        (37,834)          2,309         (52,392)        (84,733)
 Mortality reserve transfers                                               -               -               -               -
 Contract withdrawals                                               (294,813)       (629,656)       (526,867)       (644,198)
 Death benefits                                                     (221,038)       (241,287)       (247,536)       (405,764)
 Annuity benefits                                                          -               -               -               -
                                                                  ----------      ----------      ----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (553,685)       (868,634)       (826,795)     (1,133,134)
                                                                  ----------      ----------      ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (181,093)       (783,439)       (486,638)       (247,969)

NET ASSETS:
 Beginning of year                                                 3,432,530       3,822,686       4,587,183       6,781,910
                                                                  ----------      ----------      ----------     -----------
 End of year                                                      $3,251,437      $3,039,247      $4,100,545     $ 6,533,941
                                                                  ==========      ==========      ==========     ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                         DIVISIONS
                                         -------------------------------------------------------------------------
                                                                                                   PRINCIPAL SAM
                                             PRINCIPAL     PRINCIPAL MONEY     PRINCIPAL SAM       CONSERVATIVE
                                          LARGECAP GROWTH  MARKET ACCOUNT -      BALANCED            BALANCED
                                         ACCOUNT - CLASS 1     CLASS 1      PORTFOLIO - CLASS 1 PORTFOLIO - CLASS 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)              $     4,563       $  (23,564)       $   293,614         $   15,004
  Net realized gain (loss) on
   investments                                  386,344                -            914,322             71,936
  Capital gain distributions from
   mutual funds                                       -                -            357,609             12,396
  Net change in unrealized appreciation
   (depreciation) of investments              2,439,855                -          3,018,658             37,553
                                            -----------       ----------        -----------         ----------
Increase (decrease) in net assets
  resulting from operations                   2,830,762          (23,564)         4,584,203            136,889
                                            -----------       ----------        -----------         ----------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  1,500                -                  -                  -
  Net transfers from (to) other
   Divisions or fixed rate option              (124,774)         (97,566)           195,067            (98,678)
  Mortality reserve transfers                         -                -                  -                  -
  Contract withdrawals                         (851,553)         (93,443)        (2,732,341)           (67,525)
  Death benefits                               (442,827)         (50,657)        (2,217,848)          (361,455)
  Annuity benefits                                    -                -                  -                  -
                                            -----------       ----------        -----------         ----------
Increase (decrease) in net assets
  resulting from principal transactions      (1,417,654)        (241,666)        (4,755,122)          (527,658)
                                            -----------       ----------        -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       1,413,108         (265,230)          (170,919)          (390,769)
NET ASSETS:
  Beginning of year                           9,532,299        1,848,397         30,942,334          1,638,047
                                            -----------       ----------        -----------         ----------
  End of year                               $10,945,407       $1,583,167        $30,771,415         $1,247,278
                                            ===========       ==========        ===========         ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)              $  (113,220)      $  (27,375)       $  (240,100)        $  (11,347)
  Net realized gain (loss) on
   investments                                  210,381                -            633,147             36,985
  Capital gain distributions from
   mutual funds                                       -                -            384,661             23,686
  Net change in unrealized appreciation
   (depreciation) of investments              1,344,920                -          2,787,901            128,990
                                            -----------       ----------        -----------         ----------
Increase (decrease) in net assets
  resulting from operations                   1,442,081          (27,375)         3,565,609            178,314
                                            -----------       ----------        -----------         ----------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                  1,561                -                  -                  -
  Net transfers from (to) other
   Divisions or fixed rate option              (162,438)          88,000           (166,106)              (837)
  Mortality reserve transfers                         -                -                  -                  -
  Contract withdrawals                       (1,006,530)        (245,620)        (3,377,561)          (460,355)
  Death benefits                               (556,865)         (10,090)        (3,267,564)           (49,641)
  Annuity benefits                                    -                -                  -                  -
                                            -----------       ----------        -----------         ----------
Increase (decrease) in net assets
  resulting from principal transactions      (1,724,272)        (167,710)        (6,811,231)          (510,833)
                                            -----------       ----------        -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (282,191)        (195,085)        (3,245,622)          (332,519)

NET ASSETS:
  Beginning of year                           9,814,490        2,043,482         34,187,956          1,970,566
                                            -----------       ----------        -----------         ----------
  End of year                               $ 9,532,299       $1,848,397        $30,942,334         $1,638,047
                                            ===========       ==========        ===========         ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                      DIVISIONS
                                         -------------------------------------------------------------------
                                           PRINCIPAL SAM     PRINCIPAL SAM   PRINCIPAL SAM   PRINCIPAL SHORT-
                                            CONSERVATIVE    FLEXIBLE INCOME STRATEGIC GROWTH   TERM INCOME
                                         GROWTH PORTFOLIO -   PORTFOLIO -     PORTFOLIO -       ACCOUNT -
                                              CLASS 1           CLASS 1         CLASS 1          CLASS 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $    71,557       $   97,762      $    (5,981)      $    4,658
 Net realized gain (loss) on investments      1,060,407           52,586          249,992           10,256
 Capital gain distributions from mutual
   funds                                              -           62,172                -                -
 Net change in unrealized appreciation
   (depreciation) of investments              3,218,326           75,672        1,843,495          (17,438)
                                            -----------       ----------      -----------       ----------
Increase (decrease) in net assets
 resulting from operations                    4,350,290          288,192        2,087,506           (2,524)
                                            -----------       ----------      -----------       ----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                     600                -                -                -
 Net transfers from (to) other
   Divisions or fixed rate option              (422,130)         (64,230)          49,633             (871)
 Mortality reserve transfers                          -                -                -                -
 Contract withdrawals                        (2,835,114)        (341,399)        (854,338)        (248,982)
 Death benefits                                (969,433)         (20,624)         (30,535)        (201,630)
 Annuity benefits                                     -                -                -                -
                                            -----------       ----------      -----------       ----------
Increase (decrease) in net assets
 resulting from principal transactions       (4,226,077)        (426,253)        (835,240)        (451,483)
                                            -----------       ----------      -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         124,213         (138,061)       1,252,266         (454,007)

NET ASSETS:
 Beginning of year                           22,133,881        4,805,035        8,556,867        1,595,300
                                            -----------       ----------      -----------       ----------
 End of year                                $22,258,094       $4,666,974      $ 9,809,133       $1,141,293
                                            ===========       ==========      ===========       ==========
For the Year Ended December 31, 2012

OPERATIONS:
 Net investment income (loss)               $  (229,435)      $  (14,180)     $  (102,676)      $   12,140
 Net realized gain (loss) on investments        564,126           39,352          187,119            3,705
 Capital gain distributions from mutual
   funds                                              -           72,026                -                -
 Net change in unrealized appreciation
   (depreciation) of investments              2,512,994          334,419        1,090,228           44,660
                                            -----------       ----------      -----------       ----------
Increase (decrease) in net assets
 resulting from operations                    2,847,685          431,617        1,174,671           60,505
                                            -----------       ----------      -----------       ----------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                  10,600                -           22,234                -
 Net transfers from (to) other
   Divisions or fixed rate option              (390,441)         (37,147)         (75,048)          (7,044)
 Mortality reserve transfers                          -                -                -                -
 Contract withdrawals                        (3,484,933)        (378,903)      (1,222,572)        (257,091)
 Death benefits                              (1,315,107)        (285,223)        (195,990)         (67,627)
 Annuity benefits                                     -                -                -                -
                                            -----------       ----------      -----------       ----------
Increase (decrease) in net assets
 resulting from principal transactions       (5,179,881)        (701,273)      (1,471,376)        (331,762)
                                            -----------       ----------      -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,332,196)        (269,656)        (296,705)        (271,257)

NET ASSETS:
 Beginning of year                           24,466,077        5,074,691        8,853,572        1,866,557
                                            -----------       ----------      -----------       ----------
 End of year                                $22,133,881       $4,805,035      $ 8,556,867       $1,595,300
                                            ===========       ==========      ===========       ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                           DIVISIONS
                                                                        ----------------------------------------------
                                                                                     PUTNAM
                                                                         PRINCIPAL     VT
                                                                         SMALLCAP    GROWTH
                                                                          GROWTH      AND       PUTNAM VT
                                                                          ACCOUNT    INCOME   INTERNATIONAL    ROYCE
                                                                           II -      FUND -   VALUE FUND -   SMALL-CAP
                                                                          CLASS 1   CLASS IB    CLASS IB     PORTFOLIO
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                          $  (46,777) $    728    $    922    $   14,553
  Net realized gain (loss) on investments                                  195,946    15,257         541         1,689
  Capital gain distributions from mutual funds                                   -         -           -       117,307
  Net change in unrealized appreciation (depreciation) of investments    1,095,662    69,829      13,382       459,757
                                                                        ----------  --------    --------    ----------
Increase (decrease) in net assets resulting from operations              1,244,831    85,814      14,845       593,306
                                                                        ----------  --------    --------    ----------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                             1,500       900           -             -
  Net transfers from (to) other Divisions or fixed rate option             (37,228)      (22)         (1)            -
  Mortality reserve transfers                                                    -         -           -             -
  Contract withdrawals                                                    (342,945)  (63,139)     (2,356)            -
  Death benefits                                                          (192,317)        -           -             -
  Annuity benefits                                                               -         -           -             -
                                                                        ----------  --------    --------    ----------
Increase (decrease) in net assets resulting from principaltransactions    (570,990)  (62,261)     (2,357)            -
                                                                        ----------  --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    673,841    23,553      12,488       593,306

NET ASSETS:
  Beginning of year                                                      2,982,966   297,305      72,704     1,734,031
                                                                        ----------  --------    --------    ----------
  End of year                                                           $3,656,807  $320,858    $ 85,192    $2,327,337
                                                                        ==========  ========    ========    ==========
For the Year Ended December 31, 2012

OPERATIONS:
  Net investment income (loss)                                          $  (43,531) $  1,328    $  1,309    $   (4,795)
  Net realized gain (loss) on investments                                   67,011     5,963         326           459
  Capital gain distributions from mutual funds                                   -         -           -        42,637
  Net change in unrealized appreciation (depreciation) of investments      400,783    42,177      12,407       148,172
                                                                        ----------  --------    --------    ----------
Increase (decrease) in net assets resulting from operations                424,263    49,468      14,042       186,473
                                                                        ----------  --------    --------    ----------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                             1,561       900           -             -
  Net transfers from (to) other Divisions or fixed rate option             (37,267)      (99)         (8)            1
  Mortality reserve transfers                                                    -         -           -             -
  Contract withdrawals                                                    (227,092)  (50,835)    (14,058)            -
  Death benefits                                                          (116,818)   (6,436)          -             -
  Annuity benefits                                                               -         -           -             -
                                                                        ----------  --------    --------    ----------
Increase (decrease) in net assets resulting from principaltransactions    (379,616)  (56,470)    (14,066)            1
                                                                        ----------  --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     44,647    (7,002)        (24)      186,474

NET ASSETS:
  Beginning of year                                                      2,938,319   304,307      72,728     1,547,557
                                                                        ----------  --------    --------    ----------
  End of year                                                           $2,982,966  $297,305    $ 72,704    $1,734,031

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                            DIVISIONS
                                                   ----------------------------------------------------------
                                                                                   UIF GLOBAL
                                                   UIF CORE PLUS   UIF EMERGING  TACTICAL ASSET
                                                    FIXED INCOME  MARKETS EQUITY   ALLOCATION     UIF GROWTH
                                                    PORTFOLIO -    PORTFOLIO -    PORTFOLIO -    PORTFOLIO -
                                                   CLASS I SHARES CLASS I SHARES CLASS I SHARES CLASS I SHARES
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                       $   29,563     $   (2,701)    $ (10,020)     $  (24,080)
  Net realized gain (loss) on investments                 3,763            881        28,820          75,279
  Capital gain distributions from mutual funds                -              -             -          97,935
  Net change in unrealized appreciation
   (depreciation) of investments                        (55,952)       (28,719)       84,990         845,512
                                                     ----------     ----------     ---------      ----------
Increase (decrease) in net assets resulting from
  operations                                            (22,626)       (30,539)      103,790         994,646
                                                     ----------     ----------     ---------      ----------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                              -          6,251             -             510
  Net transfers from (to) other Divisions or
   fixed rate option                                    (82,420)       (39,462)      (30,226)        (27,815)
  Mortality reserve transfers                                 -              -             -               -
  Contract withdrawals                                  (85,599)      (123,629)     (114,147)       (237,847)
  Death benefits                                              -        (39,615)      (30,456)        (85,467)
  Annuity benefits                                            -              -             -               -
                                                     ----------     ----------     ---------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (168,019)      (196,455)     (174,829)       (350,619)
                                                     ----------     ----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (190,645)      (226,994)      (71,039)        644,027

NET ASSETS:
  Beginning of year                                   1,336,979      1,262,260       820,955       2,382,373
                                                     ----------     ----------     ---------      ----------
  End of year                                        $1,146,334     $1,035,266     $ 749,916      $3,026,400
                                                     ==========     ==========     =========      ==========

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                       $   41,128     $  (17,057)    $   5,688      $  (38,500)
  Net realized gain (loss) on investments                 7,061         (7,348)        5,355          52,096
  Capital gain distributions from mutual funds                -              -             -         125,460
  Net change in unrealized appreciation
   (depreciation) of investments                         53,157        232,115        84,310         195,943
                                                     ----------     ----------     ---------      ----------
Increase (decrease) in net assets resulting from
  operations                                            101,346        207,710        95,353         334,999
                                                     ----------     ----------     ---------      ----------

PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                              -              -             -             510
  Net transfers from (to) other Divisions or
   fixed rate option                                     42,454        (57,309)      (15,393)       (247,057)
  Mortality reserve transfers                                 -              -             -               -
  Contract withdrawals                                 (105,161)       (39,878)      (71,387)       (178,251)
  Death benefits                                        (37,514)       (31,068)       (1,253)       (190,588)
  Annuity benefits                                            -              -             -               -
                                                     ----------     ----------     ---------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (100,221)      (128,255)      (88,033)       (615,386)
                                                     ----------     ----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,125         79,455         7,320        (280,387)

NET ASSETS:
  Beginning of year                                   1,335,854      1,182,805       813,635       2,662,760
                                                     ----------     ----------     ---------      ----------
  End of year                                        $1,336,979     $1,262,260     $ 820,955      $2,382,373
                                                     ==========     ==========     =========      ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                     DIVISIONS
                                         -----------------------------------------------------------------
                                           UIF U.S. REAL    VALIC COMPANY I VALIC COMPANY I VALIC COMPANY I
                                         ESTATE PORTFOLIO -    BLUE CHIP    DIVIDEND VALUE  HEALTH SCIENCES
                                           CLASS I SHARES     GROWTH FUND        FUND            FUND
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                $   (3,008)       $   (537)        $  (310)       $   (567)
 Net realized gain (loss) on investments         52,127          18,101             137             498
 Capital gain distributions from mutual
   funds                                              -               -               -               -
 Net change in unrealized appreciation
   (depreciation) of investments                (36,106)         26,033          19,918          56,827
                                             ----------        --------         -------        --------
Increase (decrease) in net assets
 resulting from operations                       13,013          43,597          19,745          56,758
                                             ----------        --------         -------        --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                       -               -               -               -
 Net transfers from (to) other
   Divisions or fixed rate option               (37,784)           (510)            391            (560)
 Mortality reserve transfers                          -               -               -               -
 Contract withdrawals                          (142,669)        (55,084)              -               -
 Death benefits                                 (23,751)              -               -               -
 Annuity benefits                                     -               -               -               -
                                             ----------        --------         -------        --------
Increase (decrease) in net assets
 resulting from principal transactions         (204,204)        (55,594)            391            (560)
                                             ----------        --------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (191,191)        (11,997)         20,136          56,198

NET ASSETS:
 Beginning of year                              943,963         132,311          66,734         112,722
                                             ----------        --------         -------        --------
 End of year                                 $  752,772        $120,314         $86,870        $168,920
                                             ==========        ========         =======        ========
For the Year Ended December 31, 2012

OPERATIONS:
 Net investment income (loss)                $   (5,520)       $   (420)        $   573        $   (406)
 Net realized gain (loss) on investments         38,978              74              33              96
 Capital gain distributions from mutual
   funds                                              -               -               -           6,386
 Net change in unrealized appreciation
   (depreciation) of investments                103,261          19,077           5,390          19,842
                                             ----------        --------         -------        --------
Increase (decrease) in net assets
 resulting from operations                      136,719          18,731           5,996          25,918
                                             ----------        --------         -------        --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                       -               -               -               -
 Net transfers from (to) other
   Divisions or fixed rate option                (1,222)          7,524          11,290           3,759
 Mortality reserve transfers                          -               -               -               -
 Contract withdrawals                          (107,151)              -               -               -
 Death benefits                                 (88,379)              -               -               -
 Annuity benefits                                     -               -               -               -
                                             ----------        --------         -------        --------
Increase (decrease) in net assets
 resulting from principal transactions         (196,752)          7,524          11,290           3,759
                                             ----------        --------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (60,033)         26,255          17,286          29,677

NET ASSETS:
 Beginning of year                            1,003,996         106,056          49,448          83,045
                                             ----------        --------         -------        --------
 End of year                                 $  943,963        $132,311         $66,734        $112,722
                                             ==========        ========         =======        ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                   DIVISIONS
                                         -------------------------------------------------------------
                                          VALIC COMPANY   VALIC COMPANY   VALIC COMPANY   VALIC COMPANY
                                         I INTERNATIONAL I MID CAP INDEX I MONEY MARKET I I NASDAQ-100
                                          EQUITIES FUND       FUND             FUND        INDEX FUND
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $ (3,348)      $  (13,216)     $   (30,381)     $   (522)
 Net realized gain (loss) on investments       4,559           78,437                -         2,446
 Capital gain distributions from mutual
   funds                                           -                -                -             -
 Net change in unrealized appreciation
   (depreciation) of investments              54,164          258,127                -         9,383
                                            --------       ----------      -----------      --------
Increase (decrease) in net assets
 resulting from operations                    55,375          323,348          (30,381)       11,307
                                            --------       ----------      -----------      --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                    -              450            1,396             -
 Net transfers from (to) other
   Divisions or fixed rate option             (2,961)         (11,421)        (543,432)           (5)
 Mortality reserve transfers                       -                -                -             -
 Contract withdrawals                        (32,521)        (179,380)        (306,666)      (68,316)
 Death benefits                              (24,319)        (155,724)         (30,469)            -
 Annuity benefits                                  -                -                -             -
                                            --------       ----------      -----------      --------
Increase (decrease) in net assets
 resulting from principal transactions       (59,801)        (346,075)        (879,171)      (68,321)
                                            --------       ----------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,426)         (22,727)        (909,552)      (57,014)

NET ASSETS:
 Beginning of year                           343,040        1,143,311        3,128,723        92,107
                                            --------       ----------      -----------      --------
 End of year                                $338,614       $1,120,584      $ 2,219,171      $ 35,093
                                            ========       ==========      ===========      ========
For the Year Ended December 31, 2012

OPERATIONS:
 Net investment income (loss)               $  6,022       $   (2,060)     $   (55,103)     $ (1,122)
 Net realized gain (loss) on investments      (1,091)          13,586                -         3,054
 Capital gain distributions from mutual
   funds                                           -           40,850                -         2,247
 Net change in unrealized appreciation
   (depreciation) of investments              41,534          127,275                -        15,602
                                            --------       ----------      -----------      --------
Increase (decrease) in net assets
 resulting from operations                    46,465          179,651          (55,103)       19,781
                                            --------       ----------      -----------      --------
PRINCIPAL TRANSACTIONS:
 Net contract purchase payments                    -              450              429             -
 Net transfers from (to) other
   Divisions or fixed rate option             67,323            3,506          425,717        21,681
 Mortality reserve transfers                       -                -                -             -
 Contract withdrawals                        (18,749)        (148,894)      (9,343,494)      (82,702)
 Death benefits                                    -          (49,618)         (38,140)            -
 Annuity benefits                                  -                -                -             -
                                            --------       ----------      -----------      --------
Increase (decrease) in net assets
 resulting from principal transactions        48,574         (194,556)      (8,955,488)      (61,021)
                                            --------       ----------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS       95,039          (14,905)      (9,010,591)      (41,240)

NET ASSETS:
 Beginning of year                           248,001        1,158,216       12,139,314       133,347
                                            --------       ----------      -----------      --------
 End of year                                $343,040       $1,143,311      $ 3,128,723      $ 92,107
                                            ========       ==========      ===========      ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                     DIVISIONS
                                                                         --------------------------------
                                                                                      VALIC
                                                                           VALIC     COMPANY      VALIC
                                                                         COMPANY I   I SMALL     COMPANY
                                                                         SCIENCE &     CAP       I STOCK
                                                                         TECHNOLOGY   INDEX       INDEX
                                                                            FUND      FUND        FUND
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                            $   (402) $  (2,130) $  (15,938)
  Net realized gain (loss) on investments                                    7,487     18,873      71,759
  Capital gain distributions from mutual funds                                   -          -           -
  Net change in unrealized appreciation (depreciation) of investments        4,469     34,935     364,616
                                                                          --------  ---------  ----------
Increase (decrease) in net assets resulting from operations                 11,554     51,678     420,437
                                                                          --------  ---------  ----------
  PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                                 -          -           -
  Net transfers from (to) other Divisions or fixed rate option               1,219     19,377      42,181
  Mortality reserve transfers                                                    -          -           -
  Contract withdrawals                                                     (65,708)  (112,872)   (233,962)
  Death benefits                                                                 -          -     (90,579)
  Annuity benefits                                                               -          -           -
                                                                          --------  ---------  ----------
Increase (decrease) in net assets resulting from principal transactions    (64,489)   (93,495)   (282,360)
                                                                          --------  ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (52,935)   (41,817)    138,077

NET ASSETS:
  Beginning of year                                                         88,428    213,729   1,486,823
                                                                          --------  ---------  ----------
  End of year                                                             $ 35,493  $ 171,912  $1,624,900
                                                                          ========  =========  ==========
For the Year Ended December 31, 2012

OPERATIONS:
  Net investment income (loss)                                            $ (1,331) $    (349) $   10,507
  Net realized gain (loss) on investments                                      810      4,940      16,803
  Capital gain distributions from mutual funds                                   -          -      23,980
  Net change in unrealized appreciation (depreciation) of investments        9,154     24,440     151,044
                                                                          --------  ---------  ----------
Increase (decrease) in net assets resulting from operations                  8,633     29,031     202,334
                                                                          --------  ---------  ----------
PRINCIPAL TRANSACTIONS:
  Net contract purchase payments                                                 -          -           -
  Net transfers from (to) other Divisions or fixed rate option                  49     22,873      85,803
  Mortality reserve transfers                                                    -          -           -
  Contract withdrawals                                                      (2,100)   (28,733)   (187,969)
  Death benefits                                                                 -          -     (32,675)
  Annuity benefits                                                               -          -           -
                                                                          --------  ---------  ----------
Increase (decrease) in net assets resulting from principal transactions     (2,051)    (5,860)   (134,841)
                                                                          --------  ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      6,582     23,171      67,493

NET ASSETS:
  Beginning of year                                                         81,846    190,558   1,419,330
                                                                          --------  ---------  ----------
  End of year                                                             $ 88,428  $ 213,729  $1,486,823
                                                                          ========  =========  ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account D (the "Separate Account") was established by American General Life Insurance Company (the "Company") on November 19, 1973 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(TM), Platinum Investor(R), Platinum Investor(R) Immediate Variable Annuity ("Platinum Investor Immediate VA"), Select Reserve, VAriety Plus(R), WM Advantage, WM Strategic Asset Manager and other contracts. The products listed above are not available for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                       Invesco High Yield Fund - Class A
                     Invesco Money Market Fund - Class A5
               Invesco Van Kampen Corporate Bond Fund - Class A
                 Invesco Van Kampen High Yield Fund - Class A

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                  Invesco Van Kampen Comstock Fund - Class A

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS):
                   Invesco V.I. Core Equity Fund - Series I
              Invesco V.I. Government Securities Fund - Series I
                    Invesco V.I. High Yield Fund - Series I
               Invesco V.I. International Growth Fund - Series I
        Invesco Van Kampen V.I. American Franchise Fund - Series I (2)
               Invesco Van Kampen V.I. Comstock Fund - Series I
              Invesco V.I. Global Core Equity Fund - Series I (3)
              Invesco Van Kampen V.I. Government Fund - Series I
           Invesco Van Kampen V.I. Growth and Income Fund - Series I
              Invesco Van Kampen V.I. High Yield Fund - Series I
          Invesco Van Kampen V.I. American Value Fund - Series I (4)
                 Invesco Van Kampen V.I. Value Fund - Series I

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
           American Century VP Inflation Protection Fund - Class II
                   American Century VP Value Fund - Class I

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
              Dreyfus IP MidCap Stock Portfolio - Initial Shares

      THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
        Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
              Dreyfus VIF Quality Bond Portfolio - Initial Shares

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2
           Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Index 500 Portfolio - Initial Class Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
        Goldman Sachs VIT Strategic Growth Fund - Institutional Shares

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Enterprise Portfolio - Service Shares
                Janus Aspen Overseas Portfolio - Service Shares
               Janus Aspen Worldwide Portfolio - Service Shares

                           JPMORGAN INSURANCE TRUST:
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
                 MFS(R) VIT Core Equity Series - Initial Class
                   MFS(R) VIT Growth Series - Initial Class
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
               Neuberger Berman AMT Balanced Portfolio - Class I
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
               Neuberger Berman AMT Partners Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

            PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. ("PRINCIPAL"):
               Principal Capital Appreciation Account - Class 1
             Principal Diversified International Account - Class 1
                   Principal Equity Income Account - Class 1
          Principal Government & High Quality Bond Account - Class 1
                      Principal Income Account - Class 1
                 Principal LargeCap Blend Account II - Class 1
                  Principal LargeCap Growth Account - Class 1
                   Principal Money Market Account - Class 1
                  Principal SAM Balanced Portfolio - Class 1
            Principal SAM Conservative Balanced Portfolio - Class 1
             Principal SAM Conservative Growth Portfolio - Class 1
               Principal SAM Flexible Income Portfolio - Class 1
              Principal SAM Strategic Growth Portfolio - Class 1
                 Principal Short-Term Income Account - Class 1
                Principal SmallCap Growth Account II - Class 1

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                  Putnam VT Growth and Income Fund - Class IB
                 Putnam VT International Value Fund - Class IB

                              ROYCE CAPITAL FUND:
                           Royce Small-Cap Portfolio

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Core Plus Fixed Income Portfolio - Class I Shares
            UIF Emerging Markets Equity Portfolio - Class I Shares
        UIF Global Tactical Asset Allocation Portfolio - Class I Shares
                     UIF Growth Portfolio - Class I Shares
                UIF U.S. Real Estate Portfolio - Class I Shares

                               VALIC COMPANY I:
                     VALIC Company I Blue Chip Growth Fund
                      VALIC Company I Dividend Value Fund
                 VALIC Company I Global Social Awareness Fund
                     VALIC Company I Health Sciences Fund
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                   VALIC Company I Nasdaq-100(R) Index Fund
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund
                       VALIC Company I Stock Index Fund

                    VAN KAMPEN MUTUAL FUNDS ("VAN KAMPEN"):
                         Van Kampen Money Market Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                    Vanguard VIF High Yield Bond Portfolio
                       Vanguard VIF REIT Index Portfolio

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(1)     Divisions had no activity in current year.
(2) Effective April 30, 2012, Invesco Van Kampen V.I. Capital Growth Fund - Series I changed its name to Invesco Van Kampen V.I. American Franchise Fund
(3) Effective April 30, 2012, Invesco Van Kampen V.I. Global Value Equity Fund - Series I changed its name to Invesco V.I. Global Core Equity Fund - Series I
(4) Effective July 15, 2012, Invesco Van Kampen V.I. Mid Cap Value Fund - Series I changed its name to Invesco Van Kampen V.I. American Value Fund - Series I

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statements of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to the Progressive Annuity Table, 1983(a) Individual Mortality Table, or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2013 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013, is presented.

NOTE 4 - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS

NOTE 4 - CONTRACT CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding. The annual maintenance charge is included with contract withdrawals in the Statements of Changes in Net Assets under principal transactions. A summary of these charges by contract follows:


                                                                      MORTALITY AND
                                                                     EXPENSE RISK AND      ANNUAL
                                                                  ADMINISTRATIVE CHARGES MAINTENANCE
CONTRACTS                                                              ANNUAL RATES        CHARGE
----------------------------------------------------------------------------------------------------

GENERATIONS(TM)                                                            1.40%            $ 30
----------------------------------------------------------------------------------------------------

Platinum Investor(R)                                                       1.35%             N/A
----------------------------------------------------------------------------------------------------

Platinum Investor Immediate VA                                             0.55%             N/A
----------------------------------------------------------------------------------------------------

Select Reserve                                                             0.40%             N/A
----------------------------------------------------------------------------------------------------

VAriety Plus(R)                                                            1.55%            $ 36
----------------------------------------------------------------------------------------------------

WM Advantage                                                               1.40%             N/A
----------------------------------------------------------------------------------------------------

WM Strategic Asset Manager                                                 1.40%            $ 35
----------------------------------------------------------------------------------------------------

Other Separate Account D Contracts (deferred load)                         1.25%            $ 30
----------------------------------------------------------------------------------------------------

Other Separate Account D Contracts (issued prior to Jan. 1, 1982)          0.75%             N/A

CONTRACT FEE AND SALES CHARGE - The Platinum Investor Immediate VA allows the Company to charge a one time contract fee of $100 to cover the administrative cost of issuing the contract. The Company may deduct a sales charge to cover sales expenses, including commissions under the Platinum Investor Immediate VA and Other Separate Account D Contracts (issued prior to Jan. 1, 1982). The contract fee and sales charge are deducted from the purchase payments.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the contract year. The transfer fee is paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of our expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statements of Changes in Net Assets under principal transactions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                      COST OF   PROCEEDS
DIVISIONS                                                            PURCHASES FROM SALES
---------                                                            --------- ----------
American Century VP Value Fund - Class I                             $  5,270  $   53,953
Dreyfus IP MidCap Stock Portfolio - Initial Shares                      1,646       6,611
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares     3,246      37,773
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares              -      82,728
Dreyfus VIF Quality Bond Portfolio - Initial Shares                    17,876      96,307
Fidelity VIP Asset Manager Portfolio - Initial Class                    2,683       3,606
Fidelity VIP Asset Manager Portfolio - Service Class 2                  1,528      17,423
Fidelity VIP Contrafund Portfolio - Service Class 2                     9,135      71,269
Fidelity VIP Equity-Income Portfolio - Service Class 2                 43,873      57,181
Fidelity VIP Growth Portfolio - Service Class 2                         2,927      51,080
Fidelity VIP Index 500 Portfolio - Initial Class                        1,138       3,260
Fidelity VIP Overseas Portfolio - Initial Class                           178       2,325
Franklin Templeton Templeton Foreign Securities Fund - Class 2          3,685      15,574
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares          2,067         638
Invesco High Yield Fund - Class A                                      44,689      59,113
Invesco Money Market Fund - Class A5                                    6,892         456
Invesco V.I. Core Equity Fund - Series I                                9,359     118,315
Invesco V.I. Government Securities Fund - Series I                     95,878     268,095
Invesco V.I. High Yield Fund - Series I                                53,667     163,365
Invesco V.I. International Growth Fund - Series I                       3,799      40,178
Invesco Van Kampen Comstock Fund - Class A                             51,930     868,201
Invesco Van Kampen V.I. American Franchise Fund - Series I             35,629     727,146
Invesco Van Kampen V.I. Comstock Fund - Series I                       46,600     320,606
Invesco V.I. Global Core Equity Fund - Series I                        25,193     192,790
Invesco Van Kampen V.I. Growth and Income Fund - Series I             260,476   1,948,868
Invesco Van Kampen V.I. American Value Fund - Series I                585,907     664,634
Janus Aspen Enterprise Portfolio - Service Shares                         298      13,483
Janus Aspen Overseas Portfolio - Service Shares                         6,569      29,361
Janus Aspen Worldwide Portfolio - Service Shares                        1,331       4,375
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1               710       1,519
MFS VIT Core Equity Series - Initial Class                              2,697       6,598
MFS VIT Growth Series - Initial Class                                   5,984      68,992
MFS VIT New Discovery Series - Initial Class                            2,158       8,022
MFS VIT Research Series - Initial Class                                   302      25,074
Neuberger Berman AMT Balanced Portfolio - Class I                          (1)      1,155
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    59      14,028
PIMCO VIT Real Return Portfolio - Administrative Class                  9,960     100,323
PIMCO VIT Short-Term Portfolio - Administrative Class                  10,794       2,609
PIMCO VIT Total Return Portfolio - Administrative Class                16,187      57,758

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                    Proceeds from
]Divisions                                                        Cost of Purchases     Sales
--------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I                             $            8,507 $       23,772
Pioneer Growth Opportunities VCT Portfolio - Class I                         12,120         61,533
Principal Capital Appreciation Account - Class 1                            989,525        569,717
Principal Diversified International Account - Class 1                        65,562        527,730
Principal Equity Income Account - Class 1                                   170,726        596,729
Principal Government & High Quality Bond Account - Class 1                  105,779        622,698
Principal Income Account - Class 1                                          205,229        840,426
Principal LargeCap Blend Account II - Class 1                               102,656      1,527,539
Principal LargeCap Growth Account - Class 1                                 158,321      1,571,412
Principal Money Market Account - Class 1                                    138,831        404,060
Principal SAM Balanced Portfolio - Class 1                                1,289,295      5,393,192
Principal SAM Conservative Balanced Portfolio - Class 1                      54,010        554,268
Principal SAM Conservative Growth Portfolio - Class 1                       456,244      4,610,764
Principal SAM Flexible Income Portfolio - Class 1                           310,063        576,382
Principal SAM Strategic Growth Portfolio - Class 1                          181,773      1,022,994
Principal Short-Term Income Account - Class 1                                24,036        470,862
Principal SmallCap Growth Account II - Class 1                                1,487        619,254
Putnam VT Growth and Income Fund - Class IB                                   5,563         67,097
Putnam VT International Value Fund - Class IB                                 1,979          3,414
Royce Small-Cap Portfolio                                                   139,875          8,015
UIF Core Plus Fixed Income Portfolio - Class I Shares                        56,996        195,453
UIF Emerging Markets Equity Portfolio - Class I Shares                       20,724        219,880
UIF Global Tactical Asset Allocation Portfolio - Class I Shares               6,839        191,687
UIF Growth Portfolio - Class I Shares                                       164,029        440,792
UIF U.S. Real Estate Portfolio - Class I Shares                              13,058        220,272
VALIC Company I Blue Chip Growth Fund                                           172         56,303
VALIC Company I Dividend Value Fund                                             540            457
VALIC Company I Health Sciences Fund                                             35          1,162
VALIC Company I International Equities Fund                                   1,624         64,773
VALIC Company I Mid Cap Index Fund                                              232        359,524
VALIC Company I Money Market I Fund                                         105,649      1,015,201
VALIC Company I Nasdaq-100 Index Fund                                             -         68,844
VALIC Company I Science & Technology Fund                                     1,221         66,112
VALIC Company I Small Cap Index Fund                                         19,789        115,415
VALIC Company I Stock Index Fund                                             57,033        355,330

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I
   Platinum Investor                                                -        (2,329)             -             -      (2,329)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                -          (285)             -             -        (285)
The Dreyfus Socially Responsible Growth Fund, Inc. -
  Initial Shares
   Platinum Investor                                               11        (3,357)             -             -      (3,346)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial
  Shares
   Platinum Investor                                                -        (4,988)             -             -      (4,988)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                              388        (5,181)             -             -      (4,793)
Fidelity VIP Asset Manager Portfolio - Initial Class
   Variety Plus                                                     -          (318)             -             -        (318)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                -        (1,175)             -             -      (1,175)
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                              261        (3,916)             -             -      (3,655)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              225        (3,414)             -             -      (3,189)
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                              274        (5,235)             -             -      (4,961)
Fidelity VIP Index 500 Portfolio - Initial Class
   Variety Plus                                                     -          (584)             -             -        (584)
Fidelity VIP Overseas Portfolio - Initial Class
   Variety Plus                                                     -          (626)             -             -        (626)
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2
   Platinum Investor                                                -          (888)             -             -        (888)
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares
   Platinum Investor                                                -              -             -             -            -
Invesco High Yield Fund - Class A
   Other Contracts (Deferred Load, Non-Qualified)                   -        (4,604)             -             -      (4,604)
Invesco Money Market Fund - Class A5
   Other Contracts                                                  3            (3)           701             -          701
Invesco V.I. Core Equity Fund - Series I
   Platinum Investor                                               39        (7,948)             -             -      (7,909)
Invesco V.I. Government Securities Fund - Series I
   Generations                                                  2,787       (18,366)             -             -     (15,579)
   Other Contracts                                                  -        (3,420)             -             -      (3,420)
   Other Contracts (Deferred Load, Non-Qualified)                   -        (1,060)             -             -      (1,060)
   Other Contracts (Deferred Load, Qualified)                       -              -             -       (1,402)      (1,402)
   Variety Plus                                                     -          (312)             -             -        (312)
Invesco V.I. High Yield Fund - Series I
   Generations                                                  1,337       (12,623)             -             -     (11,286)
   Platinum Investor                                              194          (909)             -             -        (715)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                   Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Divisions                                          Units Issued Units Redeemed     Issued        Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series I
 Platinum Investor                                           29         (2,114)             -             -        (2,085)
Invesco Van Kampen Comstock Fund - Class A
 Other Contracts                                              -        (19,101)           671             -       (18,430)
Invesco Van Kampen V.I. American Franchise
  Fund - Series I
 Generations                                              1,226        (32,902)             -        (2,091)      (33,767)
 Other Contracts (Deferred Load, Non-
   Qualified)                                                 -         (3,665)             -             -        (3,665)
Invesco Van Kampen V.I. Comstock Fund -
  Series I
 Generations                                                147        (23,423)             -             -       (23,276)
Invesco V.I. Global Core Equity Fund - Series I
 Generations                                                682        (21,671)             -             -       (20,989)
Invesco Van Kampen V.I. Growth and Income
  Fund - Series I
 Generations                                              1,839       (116,782)             -             -      (114,943)
 Other Contracts (Deferred Load, Non-
   Qualified)                                                 -           (751)             -             -          (751)
 Platinum Investor                                          144         (1,251)             -             -        (1,107)
Invesco Van Kampen V.I. American Value Fund -
  Series I
 Generations                                             31,474        (32,126)             -             -          (652)
Janus Aspen Enterprise Portfolio - Service Shares
 Platinum Investor                                            -         (1,181)             -             -        (1,181)
Janus Aspen Overseas Portfolio - Service Shares
 Platinum Investor                                          244         (1,959)             -             -        (1,715)
Janus Aspen Worldwide Portfolio - Service
  Shares
 Platinum Investor                                          116           (477)             -             -          (361)
JPMorgan Insurance Trust Small Cap Core
  Portfolio - Class 1
 Platinum Investor                                           27            (47)             -             -           (20)
MFS VIT Core Equity Series - Initial Class
 Platinum Investor                                          136           (471)             -             -          (335)
MFS VIT Growth Series - Initial Class
 Platinum Investor                                           38         (4,287)             -             -        (4,249)
MFS VIT New Discovery Series - Initial Class
 Platinum Investor                                           80           (422)             -             -          (342)
MFS VIT Research Series - Initial Class
 Platinum Investor                                            -         (2,149)             -             -        (2,149)
Neuberger Berman AMT Balanced Portfolio -
  Class I
 Variety Plus                                                 -           (336)             -             -          (336)
Neuberger Berman AMT Mid-Cap Growth
  Portfolio - Class I
 Platinum Investor                                            6         (1,173)             -             -        (1,167)
PIMCO VIT Real Return Portfolio -
  Administrative Class
 Platinum Investor                                          103         (4,612)             -             -        (4,509)
PIMCO VIT Short-Term Portfolio -
  Administrative Class
 Platinum Investor                                          841           (134)             -             -           707
PIMCO VIT Total Return Portfolio -
  Administrative Class
 Platinum Investor                                           91         (2,706)             -             -        (2,615)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                  Accumulation  Accumulation   Annuity Units Annuity Units Net Increase
Divisions                                         Units Issued Units Redeemed     Issued       Redeemed     (Decrease)
------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I
 Platinum Investor                                          83         (1,610)             -             -       (1,527)
Pioneer Growth Opportunities VCT Portfolio -
  Class I
 Platinum Investor                                          21         (3,971)             -             -       (3,950)
Principal Capital Appreciation Account - Class 1
 WM Advantage                                                -         (8,298)             -             -       (8,298)
 WM Strategic Asset Manager                              1,018        (31,816)             -             -      (30,798)
Principal Diversified International Account -
  Class 1
 WM Advantage                                                -       (190,339)             -             -     (190,339)
 WM Strategic Asset Manager                              1,082        (18,413)             -             -      (17,331)
Principal Equity Income Account - Class 1
 WM Advantage                                            4,836        (41,667)             -             -      (36,831)
 WM Strategic Asset Manager                              4,080        (35,819)             -             -      (31,739)
Principal Government & High Quality Bond
  Account - Class 1
 WM Advantage                                                3       (170,067)             -             -     (170,064)
 WM Strategic Asset Manager                                503        (26,417)             -             -      (25,914)
Principal Income Account - Class 1
 WM Advantage                                              559       (215,818)             -             -     (215,259)
 WM Strategic Asset Manager                              2,012        (20,774)             -             -      (18,762)
Principal LargeCap Blend Account II - Class 1
 WM Advantage                                              215       (162,497)             -             -     (162,282)
 WM Strategic Asset Manager                                895       (106,510)             -             -     (105,615)
Principal LargeCap Growth Account - Class 1
 WM Advantage                                              412       (222,205)             -             -     (221,793)
 WM Strategic Asset Manager                              2,075        (66,672)             -             -      (64,597)
Principal Money Market Account - Class 1
 WM Advantage                                           33,263        (11,125)             -             -       22,138
 WM Strategic Asset Manager                             16,258        (62,396)             -             -      (46,138)
Principal SAM Balanced Portfolio - Class 1
 WM Advantage                                           60,549       (561,905)             -             -     (501,356)
 WM Strategic Asset Manager                              7,561       (306,473)             -             -     (298,912)
Principal SAM Conservative Balanced Portfolio -
  Class 1
 WM Advantage                                                -         (5,095)             -             -       (5,095)
 WM Strategic Asset Manager                                791        (56,695)             -             -      (55,904)
Principal SAM Conservative Growth Portfolio -
  Class 1
 WM Advantage                                                8       (520,754)             -             -     (520,746)
 WM Strategic Asset Manager                              5,799       (256,849)             -             -     (251,050)
Principal SAM Flexible Income Portfolio - Class
  1
 WM Advantage                                                -        (29,819)             -             -      (29,819)
 WM Strategic Asset Manager                              7,923        (42,246)             -             -      (34,323)
Principal SAM Strategic Growth Portfolio - Class
  1
 WM Advantage                                                -        (11,444)             -             -      (11,444)
 WM Strategic Asset Manager                              5,137        (65,355)             -             -      (60,218)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                          ACCUMULATION  ACCUMULATION   ANNUITY UNITS ANNUITY UNITS NET INCREASE
DIVISIONS                                                 UNITS ISSUED UNITS REDEEMED     ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------------------------
Principal Short-Term Income Account - Class 1
   WM Advantage                                                      -       (182,171)             -             - (182,171)
   WM Strategic Asset Manager                                      106        (16,751)             -             -  (16,645)
Principal SmallCap Growth Account II - Class 1
   WM Advantage                                                      1       (159,441)             -             - (159,440)
   WM Strategic Asset Manager                                      231        (19,217)             -             -  (18,986)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                63         (5,342)             -             -   (5,279)
Putnam VT International Value Fund - Class IB
   Platinum Investor                                                 -           (171)             -             -     (171)
Royce Small-Cap Portfolio
   Select Reserve                                                    -              -              -             -        -
UIF Growth Portfolio--Class I Shares
   Generations                                                   4,922        (33,553)             -             -  (28,631)
   Platinum Investor                                                51         (1,094)             -             -   (1,043)
UIF Core Plus Fixed Income Portfolio - Class I Shares
   Generations                                                   1,219        (19,762)             -             -  (18,543)
UIF Emerging Markets Equity Portfolio - Class I Shares
   Generations                                                     720        (17,958)             -             -  (17,238)
UIF Global Tactical Asset Allocation Portfolio - Class I
  Shares
   Generations                                                     844        (24,409)             -             -  (23,565)
UIF U.S. Real Estate Portfolio - Class I Shares
   Generations                                                     170         (7,280)             -             -   (7,110)
VALIC Company I Blue Chip Growth Fund
   Select Reserve                                                   10         (3,048)             -             -   (3,038)
VALIC Company I Dividend Value Fund
   Select Reserve                                                   34            (11)             -             -       23
VALIC Company I Health Sciences Fund
   Select Reserve                                                    1            (20)             -             -      (19)
VALIC Company I International Equities Fund
   Generations                                                      94           (404)             -             -     (310)
   Other Contracts (Deferred Load, Non-Qualified)                    -             (3)             -             -       (3)
   Platinum Investor                                                 2         (3,097)             -             -   (3,095)
   Select Reserve                                                   48         (1,780)             -             -   (1,732)
   Variety Plus                                                      -            (52)             -             -      (52)
VALIC Company I Mid Cap Index Fund
   Generations                                                       -            (50)             -             -      (50)
   Other Contracts (Deferred Load, Non-Qualified)                    -             (2)             -             -       (2)
   Other Contracts (Non-Qualified)                                   -              -              -             -        -
   Platinum Investor                                                13         (8,817)             -             -   (8,804)
   Select Reserve                                                    5         (3,567)             -             -   (3,562)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                    ACCUMULATION  ACCUMULATION   ANNUITY UNITS ANNUITY UNITS NET INCREASE
DIVISIONS                                           UNITS ISSUED UNITS REDEEMED     ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------------------------------
VALIC Company I Money Market I Fund
   Generations                                            11,306        (87,621)             -             -      (76,315)
   Other Contracts (Deferred Load, Non-Qualified)              -         (7,959)             -             -       (7,959)
   Other Contracts (Non-Qualified)                             -         (1,535)             -             -       (1,535)
   Platinum Investor                                          72         (4,234)             -             -       (4,162)
   Select Reserve                                              -         (1,727)             -             -       (1,727)
   Variety Plus                                                -            (86)             -             -          (86)
VALIC Company I Nasdaq-100 Index Fund
   Generations                                                 -         (1,823)             -             -       (1,823)
   Platinum Investor                                           -         (5,641)             -             -       (5,641)
VALIC Company I Science & Technology Fund
   Generations                                                74             (1)             -             -           73
   Platinum Investor                                           -        (12,520)             -             -      (12,520)
VALIC Company I Small Cap Index Fund
   Generations                                             1,157             (1)             -             -        1,156
   Other Contracts (Deferred Load, Non-Qualified)              -             (3)             -             -           (3)
   Platinum Investor                                           -         (6,302)             -             -       (6,302)
VALIC Company I Stock Index Fund
   Generations                                             1,308         (2,585)             -             -       (1,277)
   Other Contracts (Deferred Load, Non-Qualified)              -         (1,427)             -             -       (1,427)
   Other Contracts (Non-Qualified)                         2,602         (2,602)             -             -            -
   Platinum Investor                                           4        (14,225)             -             -      (14,221)
   Select Reserve                                             16         (3,685)             -             -       (3,669)
   Variety Plus                                                -         (1,273)             -             -       (1,273)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2012.

                                                   ACCUMULATION  ACCUMULATION   ANNUITY UNITS ANNUITY UNITS  NET INCREASE
DIVISIONS                                          UNITS ISSUED UNITS REDEEMED     ISSUED       REDEEMED      (DECREASE)
--------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I
   Platinum Investor                                          -         (1,098)             -             -        (1,098)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                          -         (3,448)             -             -        (3,448)
The Dreyfus Socially Responsible Growth Fund,
  Inc. - Initial Shares
   Platinum Investor                                          -         (9,872)             -             -        (9,872)
Dreyfus VIF Opportunistic Small Cap Portfolio -
  Initial Shares
   Platinum Investor                                        123         (5,098)             -             -        (4,975)
Dreyfus VIF Quality Bond Portfolio - Initial
  Shares
   Platinum Investor                                        180        (27,383)             -             -       (27,203)
Fidelity VIP Asset Manager Portfolio - Initial
  Class
   Variety Plus                                               -           (358)             -             -          (358)
Fidelity VIP Asset Manager Portfolio - Service
  Class 2
   Platinum Investor                                          -         (1,829)             -             -        (1,829)
Fidelity VIP Contrafund Portfolio - Service Class
  2
   Platinum Investor                                      1,889         (5,002)             -             -        (3,113)
Fidelity VIP Equity-Income Portfolio - Service
  Class 2
   Platinum Investor                                          -         (8,841)             -             -        (8,841)
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                          1         (1,874)             -             -        (1,873)
Fidelity VIP Index 500 Portfolio - Initial Class
   Variety Plus                                               2         (6,428)             -             -        (6,426)
Fidelity VIP Overseas Portfolio - Initial Class
   Variety Plus                                               1         (4,323)             -             -        (4,322)
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2
   Platinum Investor                                         33         (1,862)             -             -        (1,829)
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares
   Platinum Investor                                          -           (315)             -             -          (315)
Invesco High Yield Fund - Class A
   Other Contracts (Deferred Load, Non-Qualified)             2       (120,956)             -             -      (120,954)
Invesco Money Market Fund - Class A5
   Other Contracts                                            1         (4,480)            23           (44)       (4,500)
Invesco V.I. Core Equity Fund - Series I
   Platinum Investor                                        102        (16,639)             -             -       (16,537)
Invesco V.I. Government Securities Fund - Series I
   Generations                                            1,218        (12,389)             -             -       (11,171)
   Other Contracts                                            -              -              -             -             -
   Other Contracts (Deferred Load, Non-Qualified)             -        (30,718)             -             -       (30,718)
   Other Contracts (Deferred Load, Qualified)                 -              -              -           (94)          (94)
   Variety Plus                                               -         (4,564)             -             -        (4,564)
Invesco V.I. High Yield Fund - Series I
   Generations                                            5,741        (15,528)             -             -        (9,787)
   Platinum Investor                                        239         (6,567)             -             -        (6,328)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                              Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Divisions                                     Units Issued Units Redeemed     Issued        Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund -
  Series I
   Platinum Investor                                   102         (6,893)             -             -        (6,791)
Invesco Van Kampen Comstock Fund - Class A
   Other Contracts                                     899        (34,359)            14           (56)      (33,502)
Invesco Van Kampen V.I. American Franchise
  Fund - Series I
   Generations                                       1,896        (56,838)             -        (2,163)      (57,105)
   Other Contracts (Deferred Load, Non-
     Qualified)                                          -         (9,506)             -             -        (9,506)
Invesco Van Kampen V.I. Comstock Fund -
  Series I
   Generations                                          78        (37,432)             -             -       (37,354)
Invesco V.I. Global Core Equity Fund -
  Series I
   Generations                                       3,390        (26,109)             -             -       (22,719)
Invesco Van Kampen V.I. Growth and Income
  Fund - Series I
   Generations                                       5,818       (216,139)             -             -      (210,321)
   Other Contracts (Deferred Load, Non-
     Qualified)                                          -         (3,910)             -             -        (3,910)
   Platinum Investor                                    73         (3,014)             -             -        (2,941)
Invesco Van Kampen V.I. American Value Fund
  - Series I
   Generations                                         186        (71,350)             -             -       (71,164)
Janus Aspen Enterprise Portfolio - Service
  Shares
   Platinum Investor                                     -         (5,662)             -             -        (5,662)
Janus Aspen Overseas Portfolio - Service
  Shares
   Platinum Investor                                   268           (967)             -             -          (699)
Janus Aspen Worldwide Portfolio - Service
  Shares
   Platinum Investor                                     2           (846)             -             -          (844)
JPMorgan Insurance Trust Small Cap Core
  Portfolio - Class 1
   Platinum Investor                                    50           (110)             -             -           (60)
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                     4         (9,686)             -             -        (9,682)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                    56        (10,637)             -             -       (10,581)
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                    39           (685)             -             -          (646)
MFS VIT Research Series - Initial Class
   Platinum Investor                                    10         (5,138)             -             -        (5,128)
Neuberger Berman AMT Balanced Portfolio -
  Class I
   Variety Plus                                          -           (378)             -             -          (378)
Neuberger Berman AMT Mid-Cap Growth
  Portfolio - Class I
   Platinum Investor                                    15           (690)             -             -          (675)
PIMCO VIT Real Return Portfolio -
  Administrative Class
   Platinum Investor                                   545         (4,527)             -             -        (3,982)
PIMCO VIT Short-Term Portfolio -
  Administrative Class
   Platinum Investor                                   223        (10,191)             -             -        (9,968)
PIMCO VIT Total Return Portfolio -
  Administrative Class
   Platinum Investor                                   110         (3,228)             -             -        (3,118)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                   Accumulation  Accumulation   Annuity Units Annuity Units Net Increase
Divisions                                          Units Issued Units Redeemed     Issued       Redeemed     (Decrease)
-------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                        152         (4,992)             -             -       (4,840)
Pioneer Growth Opportunities VCT Portfolio -
  Class I
   Platinum Investor                                         89         (4,558)             -             -       (4,469)
Principal Capital Appreciation Account - Class 1
   WM Advantage                                               1         (4,750)             -             -       (4,749)
   WM Strategic Asset Manager                               455        (33,082)             -             -      (32,627)
Principal Diversified International Account -
  Class 1
   WM Advantage                                           8,950       (225,863)             -             -     (216,913)
   WM Strategic Asset Manager                               171         (8,854)             -             -       (8,683)
Principal Equity Income Account - Class 1
   WM Advantage                                          23,626        (10,864)             -             -       12,762
   WM Strategic Asset Manager                               148        (54,392)             -             -      (54,244)
Principal Government & High Quality Bond Account
  - Class 1
   WM Advantage                                             505       (338,744)             -             -     (338,239)
   WM Strategic Asset Manager                               158        (18,092)             -             -      (17,934)
Principal Income Account - Class 1
   WM Advantage                                               4       (246,316)             -             -     (246,312)
   WM Strategic Asset Manager                                 -        (18,869)             -             -      (18,869)
Principal LargeCap Blend Account II - Class 1
   WM Advantage                                          12,539       (235,517)             -             -     (222,978)
   WM Strategic Asset Manager                               100        (67,449)             -             -      (67,349)
Principal LargeCap Growth Account - Class 1
   WM Advantage                                          20,107       (372,637)             -             -     (352,530)
   WM Strategic Asset Manager                             2,048        (77,975)             -             -      (75,927)
Principal Money Market Account - Class 1
   WM Advantage                                          63,968       (125,123)             -             -      (61,155)
   WM Strategic Asset Manager                            23,189        (37,693)             -             -      (14,504)
Principal SAM Balanced Portfolio - Class 1
   WM Advantage                                          19,376       (984,120)             -             -     (964,744)
Principal SAM Balanced Portfolio - Class 1 -
  continued
   WM Strategic Asset Manager                            24,315       (476,630)             -             -     (452,315)
Principal SAM Conservative Balanced Portfolio -
  Class 1
   WM Advantage                                               2        (52,558)             -             -      (52,556)
   WM Strategic Asset Manager                               364        (49,265)             -             -      (48,901)
Principal SAM Conservative Growth Portfolio -
  Class 1
   WM Advantage                                          22,666       (612,209)             -             -     (589,543)
   WM Strategic Asset Manager                            10,764       (390,967)             -             -     (380,203)
Principal SAM Flexible Income Portfolio - Class 1
   WM Advantage                                               1         (4,823)             -             -       (4,822)
   WM Strategic Asset Manager                               620        (69,497)             -             -      (68,877)
Principal SAM Strategic Growth Portfolio - Class 1
   WM Advantage                                               2           (992)             -             -         (990)
   WM Strategic Asset Manager                             5,131       (130,839)             -             -     (125,708)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                    Accumulation  Accumulation   Annuity Units Annuity Units Net Increase
Divisions                                           Units Issued Units Redeemed     Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------
Principal Short-Term Income Account - Class 1
   WM Advantage                                           16,332       (199,641)             -             -     (183,309)
   WM Strategic Asset Manager                                  -         (1,857)             -             -       (1,857)
Principal SmallCap Growth Account II - Class 1
   WM Advantage                                           48,252       (187,839)             -             -     (139,587)
   WM Strategic Asset Manager                                158        (13,309)             -             -      (13,151)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                          93         (5,625)             -             -       (5,532)
Putnam VT International Value Fund - Class IB
   Platinum Investor                                           -         (1,221)             -             -       (1,221)
Royce Small-Cap Portfolio
   Select Reserve                                              -              -              -             -            -
UIF Growth Portfolio - Class I Shares
   Generations                                             4,334        (57,367)             -             -      (53,033)
   Platinum Investor                                          59         (5,498)             -             -       (5,439)
UIF Core Plus Fixed Income Portfolio - Class I
  Shares
   Generations                                             6,489        (17,848)             -             -      (11,359)
UIF Emerging Markets Equity Portfolio - Class I
  Shares
   Generations                                               490        (12,188)             -             -      (11,698)
UIF Global Tactical Asset Allocation Portfolio -
  Class I Shares
   Generations                                               727        (13,921)             -             -      (13,194)
UIF U.S. Real Estate Portfolio - Class I Shares
   Generations                                               425         (7,785)             -             -       (7,360)
VALIC Company I Blue Chip Growth Fund
   Select Reserve                                            489              -              -             -          489
VALIC Company I Dividend Value Fund
   Select Reserve                                            812             (1)             -             -          811
VALIC Company I Health Sciences Fund
   Select Reserve                                            161              -              -             -          161
VALIC Company I International Equities Fund
   Generations                                                 1           (645)             -             -         (644)
   Other Contracts (Deferred Load, Non- Qualified)         6,475             (5)             -             -        6,470
   Platinum Investor                                       1,323         (1,627)             -             -         (304)
   Select Reserve                                              -           (127)             -             -         (127)
   Variety Plus                                                -            (58)             -             -          (58)
VALIC Company I Mid Cap Index Fund
   Generations                                               618           (979)             -             -         (361)
   Other Contracts (Deferred Load, Non- Qualified)         1,167             (3)             -             -        1,164
   Other Contracts (Non-Qualified)                             -              -              -             -            -
   Platinum Investor                                         736         (8,942)             -             -       (8,206)
   Select Reserve                                              -           (749)             -             -         (749)
VALIC Company I Money Market I Fund
   Generations                                            68,735        (27,744)             -             -       40,991
   Other Contracts (Deferred Load, Non- Qualified)             -        (17,398)             -             -      (17,398)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                    Accumulation  Accumulation   Annuity Units Annuity Units Net Increase
Divisions                                           Units Issued Units Redeemed     Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------
   Other Contracts (Non-Qualified)                           114        (10,466)             -             -      (10,352)
   Platinum Investor                                         346        (17,553)             -             -      (17,207)
   Select Reserve                                              1     (1,350,988)             -             -   (1,350,987)
   Variety Plus                                                -         (1,081)             -             -       (1,081)
VALIC Company I Nasdaq-100 Index Fund
   Generations                                             2,955         (1,372)             -             -        1,583
   Other Contracts (Non-Qualified)                             -         (4,524)             -             -       (4,524)
   Platinum Investor                                           2         (2,830)             -             -       (2,828)
VALIC Company I Science & Technology Fund
   Generations                                               966           (967)             -             -           (1)
   Platinum Investor                                           -           (411)             -             -         (411)
VALIC Company I Small Cap Index Fund
   Generations                                               925         (1,014)             -             -          (89)
   Other Contracts (Deferred Load, Non- Qualified)           900             (4)             -             -          896
   Platinum Investor                                         766         (1,721)             -             -         (955)
VALIC Company I Stock Index Fund
   Generations                                             3,601           (349)             -             -        3,252
   Other Contracts (Deferred Load, Non- Qualified)         6,492            (93)             -             -        6,399
   Other Contracts (Non-Qualified)                             -              -              -             -            -
   Platinum Investor                                          22        (19,413)             -             -      (19,391)
   Select Reserve                                              -           (346)             -             -         (346)
   Variety Plus                                                -         (9,086)             -             -       (9,086)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                 At December 31                                 For the year ended December 31
      -------------------------------------  -----------------------------------------------------------------------
                                               Investment Income
                   Unit Value                        Ratio                 Expense Ratio           Total Return
       Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------  -----------------------------------------------------------------------

American Century VP Value Fund - Class I
----------------------------------------
2013   14,379       23.57       $  338,830            1.64%                   1.35%                   29.96%
2012   16,708       18.13          302,964            1.94%                   1.35%                   13.04%
2011   17,806       16.04          285,631            1.99%                   1.35%                   -0.34%
2010   24,343       16.10          391,814            2.12%                   1.35%                   11.90%
2009   26,969       14.38          387,915            5.66%                   1.35%                   18.26%

Credit Suisse U.S. Equity Flex I Portfolio /(11)/
-------------------------------------------------
2013        -           -       $        -            0.00%                   0.00%                    0.00%
2012        -           -                -            0.00%                   0.00%                    0.00%
2011        -           -                -            0.83%                   1.35%                   -7.47%
2010   11,255        6.94           78,125            0.15%                   1.35%                   12.93%
2009   11,262        6.15           69,224            1.40%                   1.35%                   22.99%

Dreyfus IP MidCap Stock Portfolio - Initial Shares
--------------------------------------------------
2013    6,597       20.86       $  137,636            1.34%                   1.35%                   33.18%
2012    6,882       15.67          107,816            0.55%                   1.35%                   18.07%
2011   10,330       13.27          137,067            0.56%                   1.35%                   -0.95%
2010   14,839       13.40          198,780            1.03%                   1.35%                   25.39%
2009   18,328       10.68          195,794            1.43%                   1.35%                   33.69%

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
-------------------------------------------------------------------
2013   21,609       11.97       $  258,656            1.31%                   1.35%                   32.54%
2012   24,955        9.03          225,370            0.91%                   1.35%                   10.47%
2011   34,827        8.18          284,713            0.97%                   1.35%                   -0.45%
2010   45,887        8.21          376,821            0.84%                   1.35%                   13.28%
2009   62,373        7.25          452,167            0.97%                   1.35%                   31.96%

Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
--------------------------------------------------------------
2013   22,192       18.01       $  399,754            0.00%                   1.35%                   46.56%
2012   27,180       12.29          334,064            0.00%                   1.35%                   18.94%
2011   32,155       10.33          332,274            0.45%                   1.35%                  -15.00%
2010   45,003       12.16          547,086            0.72%                   1.35%                   29.39%
2009   57,885        9.40          543,841            1.59%                   1.35%                   24.35%

Dreyfus VIF Quality Bond Portfolio - Initial Shares
---------------------------------------------------
2013   20,544       17.46       $  358,676            2.83%                   1.35%                   -2.86%
2012   25,337       17.97          455,399            2.95%                   1.35%                    5.56%
2011   52,540       17.03          894,602            3.77%                   1.35%                    5.60%
2010   69,996       16.12        1,128,614            3.96%                   1.35%                    6.92%
2009   84,819       15.08        1,279,073            4.58%                   1.35%                   13.42%

Evergreen VA High Income Fund - Class 1 /(4)/
---------------------------------------------
2010        -           -       $        -            0.00%                   0.00%                    0.00%
2009  764,787        8.74        6,682,262           10.76%                   0.40%                   51.19%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                At December 31                                 For the year ended December 31
      ------------------------------------  -----------------------------------------------------------------------
                                              Investment Income
                  Unit Value                        Ratio                 Expense Ratio           Total Return
      Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
------------------------------------------  -----------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio - Initial Class
----------------------------------------------------
2013  34,963        4.41        $154,168             1.60%                   1.55%                   13.93%
2012  35,281        3.87         136,555             1.59%                   1.55%                   10.75%
2011  35,639        3.49         124,552             2.02%                   1.55%                   -4.06%
2010  36,019        3.64         131,201             1.60%                   1.55%                   12.51%
2009  41,134        3.24         133,177             2.39%                   1.55%                   27.13%

Fidelity VIP Asset Manager Portfolio - Service Class 2
------------------------------------------------------
2013   6,726       14.77        $ 99,378             1.28%                   1.35%                   13.79%
2012   7,901       12.98         102,579             1.21%                   1.35%                   10.73%
2011   9,730       11.73         114,092             1.56%                   1.35%                   -4.12%
2010  12,477       12.23         152,580             1.30%                   1.35%                   12.44%
2009  15,782       10.88         171,649             2.00%                   1.35%                   27.03%

Fidelity VIP Contrafund Portfolio - Service Class 2
---------------------------------------------------
2013  30,728       19.22        $590,462             0.82%                   1.35%                   29.20%
2012  34,383       14.87         511,381             1.17%                   1.35%                   14.58%
2011  37,496       12.98         486,722             0.70%                   1.35%                   -4.09%
2010  49,982       13.53         676,430             0.94%                   1.35%                   15.36%
2009  57,866       11.73         678,860             1.00%                   1.35%                   33.65%

Fidelity VIP Equity-Income Portfolio - Service Class 2
------------------------------------------------------
2013  29,252       15.86        $464,077             2.36%                   1.35%                   26.11%
2012  32,441       12.58         408,103             2.71%                   1.35%                   15.48%
2011  41,282       10.89         449,691             2.09%                   1.35%                   -0.69%
2010  52,282       10.97         573,487             1.47%                   1.35%                   13.38%
2009  62,785        9.67         607,442             1.83%                   1.35%                   28.14%

Fidelity VIP Growth Portfolio - Service Class 2
-----------------------------------------------
2013  28,954       10.85        $314,248             0.04%                   1.35%                   34.18%
2012  33,915        8.09         274,332             0.37%                   1.35%                   12.86%
2011  35,788        7.17         256,490             0.12%                   1.35%                   -1.37%
2010  45,358        7.27         329,593             0.03%                   1.35%                   22.20%
2009  57,653        5.95         342,818             0.17%                   1.35%                   26.25%

Fidelity VIP Index 500 Portfolio - Initial Class
------------------------------------------------
2013   9,156        4.73        $ 43,275             1.90%                   1.55%                   30.21%
2012   9,740        3.63          35,352             1.68%                   1.55%                   14.13%
2011  16,166        3.18          51,415             1.92%                   1.55%                    0.47%
2010  17,638        3.17          55,831             1.86%                   1.55%                   13.26%
2009  18,998        2.79          53,097             2.79%                   1.55%                   24.66%

Fidelity VIP Overseas Portfolio - Initial Class
-----------------------------------------------
2013   3,157        3.60        $ 11,374             1.28%                   1.55%                   28.43%
2012   3,783        2.81          10,614             1.34%                   1.55%                   18.88%
2011   8,105        2.36          19,128             1.34%                   1.55%                  -18.44%
2010   9,806        2.89          28,374             1.27%                   1.55%                   11.38%
2009  11,284        2.60          29,314             2.09%                   1.55%                   24.58%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                              For the year ended December 31
           --------------------------------------  -------------------------------------------------------------------------
                                                     Investment Income
                       Unit Value                          Ratio               Expense Ratio             Total Return
            Units  Lowest to Highest  Net Assets   Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
-------------------------------------------------  -------------------------------------------------------------------------

Franklin Templeton Templeton Foreign Securities Fund - Class 2
--------------------------------------------------------------
2013        10,067 16.98              $  170,955            2.27%          1.35%                     21.32%
2012        10,955 14.00                 153,350            3.01%          1.35%                     16.64%
2011        12,784 12.00                 153,415            1.75%          1.35%                    -11.83%
2010        14,585 13.61                 198,516            1.69%          1.35%                      6.95%
2009        15,325 12.73                 195,022            3.89%          1.35%                     35.20%

Franklin Templeton Templeton Global Asset Allocation Fund - Class 2 /(5)/
-------------------------------------------------------------------------
2010             -     -              $        -            0.00%          0.00%                      0.00%
2009        12,350 15.36                 189,704            8.60%          1.35%                     20.18%

Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
--------------------------------------------------------------
2013         3,744 14.50              $   54,296            0.42%          1.35%                     30.65%
2012         3,744 11.10                  41,560            0.71%          1.35%                     18.28%
2011         4,059  9.39                  38,091            0.42%          1.35%                     -3.92%
2010         4,896  9.77                  47,819            0.42%          1.35%                      9.25%
2009         5,155  8.94                  46,093            0.46%          1.35%                     45.77%

Invesco High Yield Fund - Class A /(10)/
----------------------------------------
2013        66,792 11.95              $  798,136            5.58%          0.75%                      6.25%
2012        71,396 11.25                 802,958            4.34%          0.75%                     16.63%
2011       192,350  9.64               1,854,760            9.73%          0.75%                     -3.41%

Invesco Money Market Fund - Class A5 /(6)/
------------------------------------------
2013         6,622  9.75              $   64,561            0.07%          0.75%                     -0.68%
2012         5,921  9.82                  58,125            0.03%          0.75%                     -0.72%
2011        10,422  9.89                 103,059            0.03%          0.75%                     -0.72%
2010        12,271  9.96                 122,204            0.04%          0.75%                     -0.41%

Invesco V.I. Core Equity Fund - Series I
----------------------------------------
2013        42,201 15.37              $  648,561            1.41%          1.35%                     27.52%
2012        50,110 12.05                 603,929            1.03%          1.35%                     12.35%
2011        66,647 10.73                 714,929            0.89%          1.35%                     -1.40%
2010        90,672 10.88                 986,460            0.92%          1.35%                      8.09%
2009       117,627 10.07               1,183,971            1.62%          1.35%                     26.58%

Invesco V.I. Government Securities Fund - Series I /(8)/
--------------------------------------------------------
2013       171,378 10.24  to   10.46  $1,778,008            3.53%          0.75%    to      1.55%    -4.12%   to    -3.35%
2012       193,151 10.68  to   10.82   2,069,895            2.84%          0.75%    to      1.55%     0.90%   to     1.71%
2011       239,698 10.58  to   10.64   2,540,369            0.00%          0.75%    to      1.55%     5.74%   to     6.31%

Invesco V.I. High Yield Fund - Series I /(9)/
---------------------------------------------
2013        62,900 11.66  to   11.68  $  733,621            4.76%          1.35%    to      1.40%     5.52%   to     5.57%
2012        74,901 11.05  to   11.06     827,813            5.41%          1.35%    to      1.40%    15.54%   to    15.60%
2011        91,016  9.56  to    9.57     870,568            0.00%          1.35%    to      1.40%    -4.53%   to    -4.50%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                          For the year ended December 31
           --------------------------------------  --------------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                        Ratio                    Expense Ratio            Total Return
            Units  Lowest to Highest  Net Assets   Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-------------------------------------------------  --------------------------------------------------------------------------

Invesco V.I. International Growth Fund - Series I
-------------------------------------------------
2013        15,130 18.81              $  284,567    1.21%                   1.35%                     17.42%
2012        17,215 16.02                 275,756    1.49%                   1.35%                     13.98%
2011        24,006 14.05                 337,371    1.55%                   1.35%                     -7.99%
2010        32,234 15.27                 492,336    2.16%                   1.35%                     11.35%
2009        37,617 13.72                 515,991    1.35%                   1.35%                     33.43%

Invesco Van Kampen Comstock Fund - Class A
------------------------------------------
2013        32,549 49.69              $1,617,229    1.29%                   0.75%                     34.23%
2012        50,979 37.02               1,887,014    1.27%                   0.75%                     18.01%
2011        84,481 31.37               2,649,863    1.37%                   0.75%                     -2.70%
2010        90,187 32.24               2,907,422    1.35%                   0.75%                     14.74%
2009       107,481 28.10               3,019,846    1.36%                   0.75%                     28.48%

Invesco Van Kampen Corporate Bond Fund - Class A
------------------------------------------------
2013             -     -              $        -    0.00%                   0.00%                      0.00%
2012             -     -                       -    0.00%                   0.00%                      0.00%
2011             -  9.14                       -    7.90%                   0.75%                      5.11%
2010           417  8.69                   3,621    4.63%                   0.75%                      7.89%
2009        15,021  8.06                 121,040    5.60%                   0.75%                     20.02%

Invesco Van Kampen High Yield Fund - Class A /(10)/
---------------------------------------------------
2013             -     -              $        -    0.00%                   0.00%                      0.00%
2012             -     -                       -    0.00%                   0.00%                      0.00%
2011             -     -                       -    7.07%                   0.75%                      4.84%
2010       341,234  7.52               2,566,018    8.17%                   0.75%                     11.60%
2009       375,648  6.74               2,531,166   10.24%                   0.75%                     41.12%

Invesco Van Kampen V.I. American Franchise Fund - Series I
----------------------------------------------------------
2013       217,214 19.93  to   28.62  $4,409,511    0.42%                   1.25%    to     1.40%     38.19%   to    38.40%
2012       254,646 14.42  to   20.68   3,753,435    0.00%                   1.25%    to     1.40%     12.15%   to    12.31%
2011       321,256 12.86  to   18.41   4,255,970    0.00%                   1.25%    to     1.40%     -7.48%   to    -5.02%
2010       406,560 13.90  to   20.05   5,785,136    0.00%                   0.75%    to     1.40%     18.18%   to    18.95%
2009       449,367 11.76  to   16.85   5,400,590    0.11%    to     0.19%   0.75%    to     1.40%     59.50%   to    63.76%

Invesco Van Kampen V.I. Comstock Fund - Series I/ (7)/
------------------------------------------------------
2013       211,102 14.03              $2,961,711    1.67%                   1.40%                     34.08%
2012       234,378 10.46               2,452,384    1.76%                   1.40%                     17.57%
2011       271,732  8.90               2,418,307    0.00%                   1.40%                    -11.14%

Invesco V.I. Global Core Equity Fund - Series I
-----------------------------------------------
2013       115,933  9.20              $1,066,741    1.90%                   1.40%                     20.80%
2012       136,922  7.62               1,042,918    2.52%                   1.40%                     12.16%
2011       159,641  6.79               1,084,105    3.27%                   1.40%                    -12.12%
2010       211,507  7.73               1,634,469    1.85%                   1.40%                      9.41%
2009       231,171  7.06               1,632,816    6.31%                   1.40%                     14.38%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                           For the year ended December 31
           -----------------------------------------  --------------------------------------------------------------------------
                                                      Investment Income
                        Unit Value                         Ratio                    Expense Ratio            Total Return
             Units   Lowest to Highest  Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
----------------------------------------------------  --------------------------------------------------------------------------

Invesco Van Kampen V.I. Government Fund - Series I /(8)/
--------------------------------------------------------
2013               -     -              $         -       -                       -                          -
2012               -     -                        -       -                       -                          -
2011               -     -                        -    8.92%                   0.75%    to     1.55%      0.57%   to     0.84%
2010         408,347  2.78  to   14.27    2,907,344    0.20%    to     0.21%   0.75%    to     1.55%      3.61%   to     4.45%
2009         438,761  2.68  to   13.75    3,114,181    5.68%    to     6.29%   0.75%    to     1.55%     -0.58%   to     0.22%

Invesco Van Kampen V.I. Growth and Income Fund - Series I
---------------------------------------------------------
2013         598,082 16.86  to   24.14  $10,150,440    1.51%                   1.25%    to     1.40%     32.22%   to    32.42%
2012         714,883 12.75  to   18.23    9,172,285    1.61%                   1.25%    to     1.40%     13.04%   to    13.21%
2011         932,055 11.28  to   16.33   10,587,864    1.22%                   0.75%    to     1.40%     -3.37%   to    -2.74%
2010       1,109,773 11.67  to   16.79   13,069,755    0.10%    to     0.11%   0.75%    to     1.40%     10.95%   to    11.67%
2009       1,273,466 10.52  to   15.03   13,511,199    3.63%    to     5.78%   0.75%    to     1.40%     22.64%   to    46.31%

Invesco Van Kampen V.I. High Yield Fund - Series I /(9)/
--------------------------------------------------------
2013               -     -              $         -    0.00%                   0.00%                      0.00%
2012               -     -                        -    0.00%                   0.00%                      0.00%
2011               -     -                        -   23.17%                   1.35%    to     1.40%      4.80%   to     4.81%
2010         134,761  7.98  to   13.63    1,170,671    9.71%    to     9.90%   1.35%    to     1.40%     10.55%   to    10.61%
2009         183,319  7.22  to   12.32    1,418,944    8.92%    to     9.13%   1.35%    to     1.40%     40.11%   to    40.18%

Invesco Van Kampen V.I. American Value Fund - Series I
------------------------------------------------------
2013         209,981 21.30              $ 4,472,946    0.72%                   1.40%                     32.40%
2012         210,633 16.09                3,388,842    0.70%                   1.40%                     15.67%
2011         281,797 13.91                3,919,516    0.66%                   1.40%                     -0.48%
2010         345,816 13.98                4,833,088    0.92%                   1.40%                     20.54%
2009         379,438 11.59                4,399,255    1.15%                   1.40%                     37.27%

Invesco Van Kampen V.I. Value Fund - Series I /(7)/
---------------------------------------------------
2013               -     -              $         -    0.00%                   0.00%                      0.00%
2012               -     -                        -    0.00%                   0.00%                      0.00%
2011               -     -                        -    3.50%                   1.40%                      9.27%
2010         340,916  8.42                2,869,479    1.47%                   1.40%                     14.14%
2009         388,882  7.37                2,867,781    3.02%                   1.40%                     29.18%

Janus Aspen Enterprise Portfolio - Service Shares
-------------------------------------------------
2013           7,411 10.96              $    81,217    0.39%                   1.35%                     30.27%
2012           8,592  8.41                   72,280    0.00%                   1.35%                     15.42%
2011          14,254  7.29                  103,897    0.00%                   1.35%                     -2.97%
2010          19,338  7.51                  145,265    0.00%                   1.35%                     23.84%
2009          30,350  6.07                  184,096    0.00%                   1.35%                     42.51%

Janus Aspen Overseas Portfolio - Service Shares
-----------------------------------------------
2013           6,665 15.80              $   105,286    2.91%                   1.35%                     12.75%
2012           8,380 14.01                  117,416    0.62%                   1.35%                     11.66%
2011           9,079 12.55                  113,926    0.40%                   1.35%                    -33.24%
2010          10,628 18.80                  199,776    0.44%                   1.35%                     23.34%
2009          16,593 15.24                  252,884    0.41%                   1.35%                     76.67%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                     At December 31                                 For the year ended December 31
           ------------------------------------  -----------------------------------------------------------------------
                                                   Investment Income
                       Unit Value                        Ratio                  Expense Ratio           Total Return
           Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-----------------------------------------------  -----------------------------------------------------------------------

Janus Aspen Worldwide Portfolio - Service Shares
------------------------------------------------
2013        4,598        8.84        $ 40,630             1.11%                   1.35%                   26.36%
2012        4,959        6.99          34,681             0.74%                   1.35%                   18.25%
2011        5,803        5.91          34,317             0.41%                   1.35%                  -15.14%
2010       10,965        6.97          76,411             0.48%                   1.35%                   13.97%
2009       13,169        6.11          80,518             1.12%                   1.35%                   35.56%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
-----------------------------------------------------------
2013        3,705       19.01        $ 70,433             0.55%                   1.35%                   40.39%
2012        3,725       13.54          50,445             0.21%                   1.35%                   18.12%
2011        3,785       11.47          43,401             0.12%                   1.35%                   -6.05%
2010        7,456       12.20          90,989             0.00%                   1.35%                   25.42%
2009       11,258        9.73         109,538             0.73%                   1.35%                   20.93%

MFS VIT Core Equity Series - Initial Class
------------------------------------------
2013       14,070       10.84        $152,556             1.03%                   1.35%                   32.80%
2012       14,405        8.16         117,617             0.97%                   1.35%                   14.67%
2011       24,087        7.12         171,513             0.82%                   1.35%                   -2.34%
2010       35,103        7.29         255,957             1.09%                   1.35%                   15.64%
2009       40,238        6.31         253,709             1.68%                   1.35%                   30.66%

MFS VIT Growth Series - Initial Class
-------------------------------------
2013       37,217       16.35        $608,409             0.23%                   1.35%                   35.02%
2012       41,466       12.11         502,053             0.00%                   1.35%                   15.81%
2011       52,047       10.45         544,150             0.17%                   1.35%                   -1.66%
2010       75,282       10.63         800,337             0.11%                   1.35%                   13.79%
2009       92,267        9.34         862,023             0.30%                   1.35%                   35.83%

MFS VIT New Discovery Series - Initial Class
--------------------------------------------
2013        6,613       18.38        $121,549             0.00%                   1.35%                   39.62%
2012        6,955       13.16          91,544             0.00%                   1.35%                   19.60%
2011        7,601       11.01          83,663             0.00%                   1.35%                  -11.47%
2010        9,434       12.43         117,286             0.00%                   1.35%                   34.51%
2009       11,319        9.24         104,619             0.00%                   1.35%                   61.00%

MFS VIT Research Series - Initial Class
---------------------------------------
2013        4,470       13.04        $ 58,267             0.28%                   1.35%                   30.51%
2012        6,619        9.99          66,113             1.05%                   1.35%                   15.70%
2011       11,747        8.63         101,407             0.87%                   1.35%                   -1.78%
2010       13,788        8.79         121,194             0.89%                   1.35%                   14.34%
2009       15,604        7.69         119,948             1.44%                   1.35%                   28.79%

Neuberger Berman AMT Balanced Portfolio - Class I
-------------------------------------------------
2013        1,694        3.24        $  5,496             0.00%                   1.55%                   16.66%
2012        2,030        2.78           5,647             0.00%                   1.55%                    7.66%
2011        2,408        2.58           6,221             0.29%                   1.55%                   -2.16%
2010        2,811        2.64           7,421             0.89%                   1.55%                   17.00%
2009        3,483        2.26           7,859             3.26%                   1.55%                   20.58%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                                For the year ended December 31
           --------------------------------------  ------------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                       Ratio                       Expense Ratio           Total Return
            Units  Lowest to Highest  Net Assets   Lowest to Highest /(1)/  Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------  ------------------------------------------------------------------------

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
-------------------------------------------------------
2013         5,835 12.72              $   74,213   0.00%                             1.35%                   30.83%
2012         7,002  9.72                  68,069   0.00%                             1.35%                   10.90%
2011         7,677  8.77                  67,295   0.00%                             1.35%                   -0.87%
2010        13,497  8.84                 119,354   0.00%                             1.35%                   27.37%
2009        18,402  6.94                 127,760   0.00%                             1.35%                   29.83%

PIMCO VIT Real Return Portfolio - Administrative Class
------------------------------------------------------
2013        15,214 19.65              $  299,005   1.51%                             1.35%                  -10.44%
2012        19,723 21.94                 432,807   1.11%                             1.35%                    7.29%
2011        23,705 20.45                 484,831   2.25%                             1.35%                   10.17%
2010        31,318 18.56                 581,379   1.47%                             1.35%                    6.66%
2009        37,797 17.41                 657,887   2.82%                             1.35%                   16.77%

PIMCO VIT Short-Term Portfolio - Administrative Class
-----------------------------------------------------
2013         6,656 12.18              $   81,097   0.76%                             1.35%                   -0.78%
2012         5,949 12.28                  73,056   0.76%                             1.35%                    1.40%
2011        15,917 12.11                 192,777   0.95%                             1.35%                   -0.84%
2010        19,060 12.21                 232,794   0.85%                             1.35%                    0.74%
2009        20,824 12.12                 252,474   1.98%                             1.35%                    6.35%

PIMCO VIT Total Return Portfolio - Administrative Class
-------------------------------------------------------
2013        24,193 18.71              $  452,756   2.19%                             1.35%                   -3.28%
2012        26,808 19.35                 518,694   2.60%                             1.35%                    8.12%
2011        29,926 17.90                 535,543   2.48%                             1.35%                    2.22%
2010        42,622 17.51                 746,165   2.40%                             1.35%                    6.66%
2009        45,972 16.41                 754,584   5.15%                             1.35%                   12.51%

Pioneer Fund VCT Portfolio - Class I
------------------------------------
2013         8,956 15.79              $  141,431   1.24%                             1.35%                   31.50%
2012        10,483 12.01                 125,896   1.44%                             1.35%                    8.76%
2011        15,323 11.04                 169,200   1.57%                             1.35%                   -5.58%
2010        16,473 11.70                 192,658   1.44%                             1.35%                   14.47%
2009        25,422 10.22                 259,721   1.69%                             1.35%                   23.52%

Pioneer Growth Opportunities VCT Portfolio - Class I
----------------------------------------------------
2013        18,348 16.47              $  302,189   0.00%                             1.35%                   40.55%
2012        22,298 11.72                 261,287   0.00%                             1.35%                    5.59%
2011        26,767 11.10                 297,062   0.00%                             1.35%                   -3.57%
2010        30,916 11.51                 355,809   0.00%                             1.35%                   18.61%
2009        42,421  9.70                 411,611   0.00%                             1.35%                   42.62%

Principal Capital Appreciation Account - Class 1
------------------------------------------------
2013       375,146  2.71  to   17.55  $4,606,109   6.82%                             1.40%                   30.81%
2012       414,242  2.07  to   13.41   3,951,592   1.16%                             1.40%                   12.24%
2011       451,618  1.85  to   11.95   3,919,277   0.00%                             1.40%                   -1.26%
2010       559,237  1.87  to   12.10   4,757,363   1.44%    to     1.49%             1.40%                   13.80%
2009       666,454  1.64  to   10.64   4,884,749   1.50%    to     1.60%             1.40%                   28.01%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                     At December 31                                For the year ended December 31
           -----------------------------------------  -------------------------------------------------------------------------
                                                      Investment Income
                        Unit Value                         Ratio                      Expense Ratio         Total Return
             Units   Lowest to Highest  Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/ Lowest to Highest /(3)/
----------------------------------------------------  -------------------------------------------------------------------------

Principal Diversified International Account - Class 1
-----------------------------------------------------
2013         898,066 2.11   to    7.56  $ 2,319,038   2.46%                             1.40%           16.75%
2012       1,105,736 1.81   to    6.47    2,442,837   2.11%                             1.40%           16.79%
2011       1,331,332 1.55   to    5.54    2,475,756   0.19%                             1.40%          -12.41%   to    -12.40%
2010       1,511,163 1.77   to    6.33    3,216,382   1.39%    to      1.43%            1.40%           11.61%
2009       1,714,460 1.58   to    5.67    3,380,670   4.38%    to      4.41%            1.40%           25.53%

Principal Equity Income Account - Class 1
-----------------------------------------
2013         356,705 2.76   to   13.93  $ 3,537,867   3.24%                             1.40%           25.53%
2012         425,275 2.20   to   11.09    3,251,437   3.10%                             1.40%           11.44%
2011         466,757 1.97   to    9.96    3,432,530   0.55%                             1.40%            3.97%
2010         674,382 1.90   to    9.57    4,877,306   3.07%    to      3.17%            1.40%           14.56%
2009         831,559 1.66   to    8.36    5,386,923   5.09%    to      5.49%            1.40%           18.34%

Principal Government & High Quality Bond Account - Class 1
----------------------------------------------------------
2013         865,729 2.09   to    8.39  $ 2,393,721   3.77%                             1.40%           -2.40%
2012       1,061,707 2.14   to    8.60    3,039,247   3.81%                             1.40%            2.46%
2011       1,417,880 2.09   to    8.39    3,822,686   0.18%                             1.40%            4.76%
2010       1,682,591 1.99   to    8.01    4,584,276   3.21%    to      3.41%            1.40%            4.37%
2009       1,889,696 1.91   to    7.68    5,200,630   7.64%    to      7.67%            1.40%            4.99%

Principal Income Account - Class 1
----------------------------------
2013       1,045,104 2.66   to   10.18  $ 3,296,406   4.97%                             1.40%           -0.99%
2012       1,279,125 2.69   to   10.29    4,100,545   4.30%                             1.40%            8.04%
2011       1,544,306 2.49   to    9.52    4,587,183   0.42%                             1.40%            4.78%
2010       1,811,229 2.37   to    9.09    5,404,217   5.72%    to      6.38%            1.40%            7.14%
2009       2,156,718 2.21   to    8.48    6,328,287   9.74%    to     10.20%            1.40%           16.72%

Principal LargeCap Blend Account II - Class 1
---------------------------------------------
2013       1,264,327 3.98   to    9.33  $ 6,835,344   1.42%                             1.40%           29.58%
2012       1,532,224 3.07   to    7.20    6,533,941   1.32%                             1.40%           13.60%
2011       1,822,551 2.71   to    6.34    6,781,910   0.03%                             1.40%           -1.50%
2010       2,178,748 2.75   to    6.43    8,303,090   2.37%                             1.40%           11.68%
2009       2,576,628 2.46   to    5.76    8,880,678   1.70%    to      1.74%            1.40%           27.87%

Principal LargeCap Growth Account - Class 1
-------------------------------------------
2013       1,912,642 4.52   to    9.89  $10,945,407   1.44%                             1.40%           32.05%
2012       2,199,032 3.42   to    7.49    9,532,299   0.30%                             1.40%           15.22%
2011       2,627,488 2.97   to    6.50    9,814,490   0.00%                             1.40%           -5.56%
2010       2,938,547 3.15   to    6.88   11,631,394   0.06%                             1.40%           16.74%
2009       3,345,388 2.70   to    5.90   11,487,293   0.71%    to      0.72%            1.40%           25.25%

Principal Money Market Account - Class 1
----------------------------------------
2013         614,428 1.31   to    5.82  $ 1,583,167   0.00%                             1.40%           -1.39%
2012         638,428 1.32   to    5.90    1,848,397   0.00%                             1.40%           -1.39%
2011         714,087 1.34   to    5.98    2,043,482   0.00%                             1.40%           -1.39%
2010         974,769 1.36   to    6.07    3,072,996   0.00%    to      0.00%            1.40%           -1.39%
2009       1,352,848 1.38   to    6.15    4,482,222   0.25%    to      0.26%            1.40%           -1.17%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                               For the year ended December 31
           ------------------------------------------  -------------------------------------------------------------------------
                                                       Investment Income
                         Unit Value                        Ratio                       Expense Ratio         Total Return
             Units    Lowest to Highest  Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/ Lowest to Highest /(3)/
-----------------------------------------------------  -------------------------------------------------------------------------

Principal SAM Balanced Portfolio - Class 1
------------------------------------------
2013        4,881,719 2.10   to   13.66  $30,771,415   2.35%                             1.40%          16.04%
2012        5,681,987 1.81   to   11.78   30,942,334   0.68%                             1.40%          11.18%
2011        7,099,044 1.62   to   10.59   34,187,956   2.87%                             1.40%          -0.42%
2010        8,582,193 1.63   to   10.64   42,422,678   3.54%    to     3.58%             1.40%          12.03%
2009       10,290,445 1.46   to    9.49   48,744,144   3.72%    to     3.84%             1.40%          22.11%

Principal SAM Conservative Balanced Portfolio - Class 1
-------------------------------------------------------
2013          303,009 1.87   to    9.74  $ 1,247,278   2.39%                             1.40%           9.98%
2012          364,008 1.70   to    8.86    1,638,047   0.86%                             1.40%           9.64%
2011          465,465 1.55   to    8.08    1,970,566   3.23%                             1.40%           0.87%
2010          502,166 1.54   to    8.01    2,218,503   3.95%    to     5.16%             1.40%          10.28%
2009          592,386 1.39   to    7.26    2,812,736   2.80%    to     3.26%             1.40%          19.46%    to    19.47%

Principal SAM Conservative Growth Portfolio - Class 1
-----------------------------------------------------
2013        3,308,646 2.03   to   14.13  $22,258,094   1.74%                             1.40%          21.36%
2012        4,080,442 1.67   to   11.64   22,133,881   0.44%                             1.40%          12.59%
2011        5,050,188 1.48   to   10.34   24,466,077   2.10%                             1.40%          -1.83%
2010        6,303,736 1.51   to   10.54   32,016,971   3.19%    to     3.25%             1.40%          13.61%
2009        7,409,333 1.33   to    9.27   34,334,643   4.48%    to     4.80%             1.40%          23.95%

Principal SAM Flexible Income Portfolio - Class 1
-------------------------------------------------
2013          618,119 1.87   to   11.15  $ 4,666,974   3.48%                             1.40%           6.25%
2012          682,261 1.76   to   10.49    4,805,035   1.10%                             1.40%           9.09%
2011          755,960 1.62   to    9.62    5,074,691   3.84%                             1.40%           1.95%
2010        1,020,838 1.59   to    9.43    6,329,252   5.19%    to     5.37%             1.40%           8.97%
2009        1,271,888 1.46   to    8.66    7,658,740   4.54%    to     4.77%             1.40%          18.29%

Principal SAM Strategic Growth Portfolio - Class 1
--------------------------------------------------
2013          889,659 1.89   to   15.26  $ 9,809,133   1.34%                             1.40%          25.63%
2012          961,321 1.51   to   12.15    8,556,867   0.24%                             1.40%          13.91%
2011        1,088,019 1.32   to   10.66    8,853,572   1.55%                             1.40%          -3.26%
2010        1,249,479 1.37   to   11.02   10,875,843   2.39%    to     2.41%             1.40%          14.78%
2009        1,454,548 1.19   to    9.60   11,364,737   3.20%    to     3.58%             1.40%          25.68%

Principal Short-Term Income Account - Class 1
---------------------------------------------
2013          589,889 1.76   to    7.80  $ 1,141,293   1.70%                             1.40%          -0.27%
2012          788,705 1.76   to    7.82    1,595,300   2.08%                             1.40%           3.54%
2011          973,871 1.70   to    7.55    1,866,557   0.15%                             1.40%          -0.04%
2010        1,099,350 1.70   to    7.55    2,192,118   2.01%    to     2.05%             1.40%           2.75%
2009        1,211,292 1.66   to    7.35    2,365,764   6.58%    to     6.87%             1.40%           8.41%

Principal SmallCap Growth Account II - Class 1
----------------------------------------------
2013          979,916 3.12   to    9.59  $ 3,656,807   0.00%                             1.40%          45.38%
2012        1,158,342 2.15   to    6.60    2,982,966   0.00%                             1.40%          14.67%
2011        1,311,080 1.87   to    5.75    2,938,319   0.00%                             1.40%          -5.71%
2010        1,500,959 1.99   to    6.10    3,582,402   0.00%                             1.40%          25.17%
2009        1,696,319 1.59   to    4.88    3,253,527   0.00%                             1.40%          29.90%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                         For the year ended December 31
           --------------------------------------  --------------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                       Ratio                     Expense Ratio            Total Return
            Units  Lowest to Highest  Net Assets   Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-------------------------------------------------  --------------------------------------------------------------------------

Putnam VT Growth and Income Fund - Class IB
-------------------------------------------
2013        21,967 14.61              $  320,858   1.51%                    1.35%                     33.86%
2012        27,246 10.91                 297,305   1.78%                    1.35%                     17.54%
2011        32,778  9.28                 304,307   1.29%                    1.35%                     -5.92%
2010        40,829  9.87                 402,889   1.51%                    1.35%                     12.84%
2009        51,205  8.74                 447,761   2.78%                    1.35%                     28.07%

Putnam VT International Value Fund - Class IB
---------------------------------------------
2013         5,902 14.44              $   85,192   2.51%                    1.35%                     20.57%
2012         6,073 11.97                  72,704   3.23%                    1.35%                     20.07%
2011         7,294  9.97                  72,728   2.70%                    1.35%                    -14.94%
2010         8,320 11.72                  97,529   3.19%                    1.35%                      5.69%
2009        11,236 11.09                 124,622   0.00%                    1.35%                     24.50%

Royce Small-Cap Portfolio
-------------------------
2013        90,902 25.60              $2,327,337   1.11%                    0.40%                     34.22%
2012        90,902 19.08               1,734,031   0.11%                    0.40%                     12.05%
2011        90,902 17.02               1,547,557   0.35%                    0.40%                     -3.67%
2010        90,902 17.67               1,606,488   0.11%                    0.40%                     20.04%
2009       114,088 14.72               1,679,633   0.00%                    0.40%                     34.66%

UIF Core Plus Fixed Income Portfolio - Class I Shares
-----------------------------------------------------
2013       126,625  9.05              $1,146,334   3.78%                    1.40%                     -1.70%
2012       145,168  9.21               1,336,979   4.48%                    1.40%                      7.92%
2011       156,527  8.53               1,335,854   4.03%                    1.40%                      4.18%
2010       140,748  8.19               1,152,970   6.29%                    1.40%                      5.66%
2009       196,746  7.75               1,525,414   8.21%                    1.40%                      8.12%

UIF Emerging Markets Equity Portfolio - Class I Shares
------------------------------------------------------
2013        90,730 11.41              $1,035,266   1.13%                    1.40%                     -2.40%
2012       107,968 11.69               1,262,260   0.00%                    1.40%                     18.28%
2011       119,666  9.88               1,182,805   0.44%                    1.40%                    -19.35%
2010       124,640 12.26               1,527,610   0.55%                    1.40%                     17.37%
2009       147,428 10.44               1,539,472   0.00%                    1.40%                     67.48%

UIF Global Tactical Asset Allocation Portfolio - Class I Shares
---------------------------------------------------------------
2013        93,637  8.01              $  749,916   0.11%                    1.40%                     14.33%
2012       117,202  7.00                 820,955   2.11%                    1.40%                     12.26%
2011       130,396  6.24                 813,635   1.24%                    1.40%                     -5.02%
2010       170,816  6.57               1,122,126   2.79%                    1.40%                      4.22%
2009       195,690  6.30               1,233,539   2.66%                    1.40%                     30.69%

UIF Growth Portfolio - Class I Shares
-------------------------------------
2013       195,373 15.09  to   19.60  $3,026,400   0.43%                    1.35%    to     1.40%     46.02%   to    46.09%
2012       225,047 10.33  to   13.41   2,382,373   0.00%                    1.35%    to     1.40%     12.78%   to    12.84%
2011       283,519  9.16  to   11.89   2,662,760   0.11%                    1.35%    to     1.40%     -4.15%   to    -4.10%
2010       303,304  9.56  to   12.40   2,980,138   0.12%    to     0.12%    1.35%    to     1.40%     21.15%   to    21.22%
2009       359,369  7.89  to   10.23   2,915,984   0.00%                    1.35%    to     1.40%     63.25%   to    63.34%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                         For the year ended December 31
           -------------------------------------  --------------------------------------------------------------------------
                                                  Investment Income
                     Unit Value                       Ratio                     Expense Ratio            Total Return
           Units  Lowest to Highest  Net Assets   Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
------------------------------------------------  --------------------------------------------------------------------------

UIF U.S. Real Estate Portfolio - Class I Shares
-----------------------------------------------
2013       27,144 27.73              $  752,772   1.03%                    1.40%                      0.63%
2012       34,254 27.56                 943,963   0.93%                    1.40%                     14.22%
2011       41,614 24.13               1,003,996   0.81%                    1.40%                      4.45%
2010       58,336 23.10               1,347,477   2.10%                    1.40%                     28.16%
2009       67,580 18.02               1,218,027   2.56%                    1.40%                     26.57%

VALIC Company I Blue Chip Growth Fund
-------------------------------------
2013        5,559 21.64              $  120,314   0.00%                    0.40%                     40.62%
2012        8,597 15.39                 132,311   0.05%                    0.40%                     17.66%
2011        8,108 13.08                 106,056   0.02%                    0.40%                      1.05%
2010        8,108 12.94                 104,949   0.04%                    0.40%                     15.75%
2009        9,873 11.18                 110,414   0.23%                    0.40%                     42.55%

VALIC Company I Dividend Value Fund
-----------------------------------
2013        4,819 18.03              $   86,870   0.00%                    0.40%                     29.55%
2012        4,796 13.91                  66,734   1.35%                    0.40%                     12.12%
2011        3,985 12.41                  49,448   1.43%                    0.40%                      7.74%
2010        3,985 11.52                  45,894   1.28%                    0.40%                     13.59%
2009        3,985 10.14                  40,404   2.49%                    0.40%                     18.52%

VALIC Company I Global Social Awareness Fund
--------------------------------------------
2013            -     -              $        -   0.00%                    0.00%                      0.00%
2012            -     -                       -   0.00%                    0.00%                      0.00%
2011            -  3.14                       -   0.00%                    1.55%                     -7.62%
2010          835  3.39                   2,833   1.62%                    1.55%                     10.50%
2009          835  3.07                   2,567   2.78%                    1.55%                     29.54%

VALIC Company I Health Sciences Fund
------------------------------------
2013        4,790 35.26              $  168,920   0.00%                    0.40%                     50.43%
2012        4,809 23.44                 112,722   0.00%                    0.40%                     31.21%
2011        4,648 17.87                  83,045   0.37%                    0.40%                     10.04%
2010        4,648 16.24                  75,466   0.00%                    0.40%                     15.29%
2009        6,344 14.08                  89,338   0.00%                    0.40%                     30.99%

VALIC Company I International Equities Fund
-------------------------------------------
2013       31,943  1.71  to   14.06  $  338,614   0.00%                    0.40%    to     1.55%     17.16%   to     18.52%
2012       37,135  1.46  to   11.86     343,040   3.09%                    0.40%    to     1.55%     15.22%   to     16.56%
2011       31,798  1.26  to   10.18     248,001   2.87%                    0.40%    to     1.55%    -14.44%   to    -13.45%
2010       38,229  1.48  to   11.76     304,624   1.83%    to     2.88%    0.40%    to     1.55%      6.80%   to      8.03%
2009       42,873  1.38  to   10.89     329,783   0.00%    to     4.76%    0.40%    to     1.55%     -1.52%   to     29.08%

VALIC Company I Mid Cap Index Fund
----------------------------------
2013       38,593 18.71  to   29.66  $1,120,584   0.00%                    0.40%    to     1.40%     31.26%   to     32.58%
2012       51,011 14.26  to   23.98   1,143,311   1.01%                    0.40%    to     1.40%     15.89%   to     17.05%
2011       59,163 12.30  to   20.69   1,158,216   0.86%                    0.40%    to     1.40%     -3.37%   to     -2.40%
2010       72,369 12.73  to   21.40   1,474,887   0.99%    to     1.91%    0.40%    to     1.40%     23.88%   to     25.75%
2009       78,969 10.23  to   17.18   1,308,042   1.48%    to     2.39%    0.40%    to     1.35%     -1.29%   to     37.73%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                         For the year ended December 31
           ----------------------------------------  --------------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                      Ratio                     Expense Ratio            Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
---------------------------------------------------  --------------------------------------------------------------------------

VALIC Company I Money Market I Fund
-----------------------------------
2013         231,742   6.53  to   9.39 $ 2,219,171   0.01%                    0.40%    to     1.55%    -1.53%    to    -0.39%
2012         323,526   6.56  to  11.14   3,128,723   0.01%                    0.40%    to     1.55%    -1.53%    to    -0.39%
2011       1,679,559   6.58  to  11.29  12,139,314   0.01%                    0.40%    to     1.55%    -1.52%    to    -0.39%
2010       2,256,122   6.61  to  11.44  16,142,970   0.01%                    0.40%    to     1.55%    -1.52%    to    -0.38%
2009       1,301,096   6.63  to  11.59  10,309,388   0.00%    to     0.33%    0.40%    to     1.55%    -1.04%    to     0.00%

VALIC Company I Nasdaq-100 Index Fund
-------------------------------------
2013           3,569   9.51  to  19.23 $    35,093   0.00%                    0.75%    to     1.40%    34.34%    to    34.41%
2012          11,033   7.07  to  14.61      92,107   0.39%                    0.75%    to     1.40%    16.30%    to    17.06%
2011          16,802   6.08  to  12.48     133,347   0.31%                    0.75%    to     1.40%     1.53%    to     2.20%
2010          25,305   5.98  to  12.21     191,237   0.23%    to     0.37%    0.75%    to     1.35%    18.12%    to    18.83%
2009          24,916   5.07  to  10.28     135,958   0.23%    to     0.45%    0.75%    to     1.35%     2.58%    to    53.35%

VALIC Company I Science & Technology Fund
-----------------------------------------
2013           3,854   7.20  to  17.90 $    35,493   0.00%                    1.35%    to     1.40%    40.51%    to    40.58%
2012          16,301   5.12  to  13.00      88,428   0.00%                    0.75%    to     1.40%    10.58%    to    11.30%
2011          16,713   4.63  to  11.68      81,846   0.00%                    0.75%    to     1.40%    -7.29%    to    -6.69%
2010          20,008   4.99  to  12.52     118,723   0.00%                    0.75%    to     1.40%    19.34%    to    21.18%
2009          42,548   4.14  to  10.33     187,796   0.12%    to     0.17%    0.75%    to     1.35%     2.90%    to    63.29%

VALIC Company I Small Cap Index Fund
------------------------------------
2013           8,488  19.11  to  19.23 $   171,912   0.00%                    1.25%    to     1.40%    36.71%    to    36.92%
2012          13,637  13.98  to  16.53     213,729   1.33%                    1.25%    to     1.40%    14.44%    to    14.61%
2011          13,785  12.22  to  14.44     190,558   0.81%                    1.25%    to     1.40%    -5.63%    to    -5.49%
2010          20,238  12.95  to  15.29     300,487   0.90%    to     1.22%    1.25%    to     1.40%    24.79%    to    24.98%
2009          17,770  10.37  to  12.25     213,741   1.35%    to     3.03%    1.25%    to     1.40%     3.81%    to    26.50%

VALIC Company I Stock Index Fund
--------------------------------
2013         106,779   6.69  to  16.46 $ 1,624,900   0.00%                    0.40%    to     1.55%    29.89%    to    31.39%
2012         128,646   5.15  to  13.28   1,486,823   1.86%                    0.40%    to     1.55%    13.80%    to    15.12%
2011         147,818   4.53  to  11.58   1,419,330   1.54%                    0.40%    to     1.55%     0.26%    to     1.41%
2010         187,020   4.52  to  11.46   1,767,291   1.50%    to     1.99%    0.40%    to     1.55%    12.93%    to    14.23%
2009         196,395   4.00  to  10.07   1,661,230   2.07%    to     4.21%    0.40%    to     1.55%     0.49%    to    25.66%

Van Kampen Money Market Fund /(14)/
-----------------------------------
2010               - $    -            $         -   0.01%                    0.75%                    -0.33%
2009          28,000   4.53                126,729   0.01%                    0.75%                    -0.74%

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2013 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/ These amounts represent the annualized contract expenses of the Separate
      Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2013, 2012, 2011, 2010, and 2009, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/Effective April 30, 2010, Evergreen VA High Income Fund - Class 1 was closed and liquidated.

/(5)/Effective April 30, 2010, Franklin Templeton Templeton Global Asset
     Allocation Fund - Class 2 was closed and liquidated.

/(6)/Effective June 4, 2010, Van Kampen Money Market Fund - Class A was acquired by Invesco Money Market Fund - Class A5.

/(7)/Effective April 29, 2011, Invesco Van Kampen V.I. Value Fund - Series I was acquired by Invesco Van Kampen V.I. Comstock Fund - Series I.

/(8)/Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund - Series
     I was acquired by Invesco V.I. Government Securities Fund - Series I.

/(9)/Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series
     I was acquired by Invesco V.I. High Yield Fund - Series I.

/(10)/Effective June 3, 2011, Invesco Van Kampen High Yield Fund - Class A was acquired by Invesco High Yield Fund - Class A.

/(11)/Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements

         (1) Financial Statements of American General Life Insurance Company Separate Account D:

               Report of Independent Registered Public Accounting Firm Statement of Net Assets
               Statement of Operations
               Statement of Changes in Net Assets
               Notes to the Financial Statements

         (2) Consolidated Financial Statements of American General Life Insurance Company:

               Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
               Consolidated Statements of Income (Loss)
               Consolidated Statements of Comprehensive Income (Loss) Consolidated Statements of Shareholder's Equity
               Consolidated Statements of Cash Flows
               Notes to the Consolidated Financial Statements

         (3)   Statutory Financial Statements - American Home Assurance Company

               Report of Independent Registered Public Accounting Firm Statements of Admitted Assets, Liabilities, Capital and Surplus Statements of Income and Changes in Capital and Surplus Statements of Cash Flow
               Notes to the Statutory Basis Financial Statements

    (b)  Exhibits.

1   (a)  American General Life Insurance Company of Delaware Board of
         Directors resolution authorizing the establishment of Separate Account D. (1)
    (b) Resolution of the Board of Directors of American General Life Insurance Company of Delaware authorizing, among other things, the re-domestication of that company in Texas and the renaming of that company as American General Life Insurance Company. (2)
    (c) Resolution of the Board of Directors of American General Life Insurance Company of Delaware providing, inter alia, for Registered Separate Accounts' Standards of Conduct. (3)
2   Custodial agreements: None.
3   (a)  (i)   Distribution Agreement between American General Equity Services
               Corporation and American General Life Insurance Company,
               effective October 1, 2002. (16)
         (ii)  (A)  Form of Master Marketing and Distribution Agreement, by
                    and among American General Life Insurance Company, American General Securities Incorporated and Sierra Investment Services Corporation. (8)
               (B)  (1)  Master Marketing and Distribution Agreement by and
                         among American General Life Insurance Company, American General Securities Incorporated, and
                         WM Funds Distributor, Inc., dated July 12, 1999. (10)
                    (2) First Amendment to Master Marketing and Distribution Agreement by and Among American General Life Insurance Company, American General Distributors, Inc. and WM Funds Distributor, Inc., dated
                         November 1, 2000. (12)
               (C)  Form of Amended and Restated Master Marketing and
                    Distribution Agreement by and Among American General Life Insurance Company, American General Distributors, Inc. and WM Funds Distributor, Inc. (12)
    (b)  (i)   Form of Selling Group Agreement, by and among American General
               Life Insurance Company, American General Securities
               Incorporated and Sierra Investment Services Corporation. (8)

         (ii)   Form of Selling Group Agreement, by and among American General
                Life Insurance Company, American General Securities
                Incorporated and WM Funds Distributor, Inc. (13)
    (c)  (i)    Trust Participation Agreement. (5)
         (ii)   Form of First Amendment to the Trust Participation Agreement
                by and among American General Life Insurance Company, American
                General Securities Incorporated, The Sierra Variable Trust and
                Sierra Investment Services Corporation. (8)
         (iii)  Participation Agreement Among American General Life Insurance
                Company, American General Securities Incorporated, The Sierra
                Variable Trust and Composite Funds Distributor, Inc. (9)
         (iv)   Participation Agreement among American General Life Insurance
                Company, Principal Variable Contracts Fund, Inc., and
                Principal Funds Distributor, Inc., dated April 12, 2007. (18)
    (d)  (i)    Agreement respecting certain indemnifications given by Sierra
                Investment Advisors Corporation and Sierra Investment Services
                Corporation to American General Life Insurance Company and
                American General Securities Incorporated. (5)
         (ii)   Indemnification Agreement by and among American General Life
                Insurance Company, American General Securities Incorporated,
                WM Advisors, Inc., and WM Funds Distributor, Inc., dated
                July 12, 1999. (10)
         (iii)  First Amendment to Indemnification Agreement by and among
                American General Life Insurance Company, American General
                Distributors, Inc., WM Advisors, Inc. and WM Funds
                Distributor, Inc., dated November 1, 2000. (12)
4   (a)  Specimen form of Combination Fixed and Variable Annuity Contract
         (Form No. 97010). (8)
    (b)  Specimen form of Combination Fixed and Variable Annuity Contract
         (Form No. 97011). (8)
    (c) Specimen form of Waiver of Surrender Charge Rider for Contract Form No. 97010 and Contract Form No. 97011. (8)
    (d)  Form of Qualified Contract Endorsement. (6)
    (e)  (i)    (A)  Specimen form of Individual Retirement Annuity Disclosure
                     Statement available under Contract Form No. 97010 and
                     Contract Form No. 97011. (19)
                (B)  Specimen form of Roth Individual Retirement Annuity
                     Disclosure Statement available under Contract Form
                     No. 97010 and Contract Form No. 97011. (19)
         (ii)   Specimen form of Individual Retirement Annuity Endorsement. (4)
         (iii)  Specimen form of IRA Instruction Form. (6)
5   (a)  (i)    Specimen form of Application for Contract Form No. 97010 and
                Contract Form No. 97011. (8)
         (ii)   Specimen form of April 1, 1998 amended Application for
                Contract form No. 97010 and Contract Form No. 97011. (9)
         (iii)  Specimen form of amended Application for Contract Form
                No. 97010 and Contract Form No. 97011. (9)
         (iv)   Specimen form of Application for Contract Form No. 97010 and
                Contract Form No. 97011, amended October 1, 1998. (11)
         (v)    (A)  Specimen form of Application for Contract Form No. 97010 and Contract Form No. 97011, amended March 1, 1999. (11)
                (B)  Specimen form of Application for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2000. (13)
                (C)  Specimen form of Application limited to financial
                     institution sales in Florida for Contract Form No. 97010
                     and Contract Form No. 97011, amended May 1, 2000. (13)
                (D)  Specimen form of Oregon Application for Contract Form
                     No. 97010 and Contract Form No. 97011, amended May 1,
                     2000. (13)
                (E)  Specimen form of Application (Form No. L 8908-97
                     REV 0399) for Contract Form No. 97010 and Contract Form
                     No. 97011, amended May 1, 2001. (14)
                (F)  Specimen form of Application (Form No. 8908-10 REV 0500)
                     limited to financial institution sales in Florida for
                     Contract Form No. 97010 and Contract Form No 97011,
                     amended May 1, 2001. (14)
                (G)  Specimen form of Oregon Application (Form No. 8908-38
                     REV 0600) for Contract Form No. 97010 and Contract Form
                     No. 97011, amended May 1, 2001. (14)
         (vi)   Specimen form of SNAP Annuity Ticket application. (8)
    (b)  (i)    Election of Annuity Payment Option/Change Form. (5)
         (ii)   Specimen form of Absolute Assignment to Effect Section 1035(a)
                Exchange and Rollover of a Life Insurance Policy or Annuity
                Contract. (6)
    (c)  (i)    Contract Service Request, including telephone transfer
                authorization for Contract Form No. 97010 and Contract Form
                No. 97011. (8)
         (ii)   Contract Service Request, amended April 1, 1998, including telephone transfer authorization for Contract No. 97010 and Contract Form No. 97011. (9)

          (iii) Amended Contract Service Request, including telephone transfer authorization for Contract No. 97010 and Contract Form No. 97011. (9)
          (iv)   (A)    Contract Service Request, amended March 1, 1999,
                        including telephone transfer authorization for
                        Contract Form No. 97010 and Contract Form No. 97011.
                        (11)
                 (B)    Contract Service Request, amended May 1, 2000,
                        including telephone transfer authorization for
                        Contract Form No. 97010 and Contract Form No. 97011.
                        (13)
                 (C)    Form of Dollar Cost Averaging Enrollment Form for
                        Contract Form No. 97010 and Contract Form No. 97011.
                        (13)
                 (D)    Contract Service Request, amended May 1, 2001,
                        including telephone transfer authorization for
                        Contract Form No. 97010 and Contract Form No. 97011.
                        (14)
          (v) Form of Authorization Limited to Execution of Transaction Requests for Contract. (4)
          (vi)   Form of Transaction Request Form. (6)
6    (a)  Amended and Restated Articles of Incorporation of American General
          Life Insurance Company, effective December 31, 1991. (2)
     (b) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995, incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998.
     (c) Bylaws of American General Life Insurance Company, restated as of June 8, 2005. (7)
7    None
8    (a)  Form of Letter Agreement between Sierra Investment Services
          Corporation and American General Life Insurance Company regarding expenses. (8)
     (b) Administrative Services Agreement between American General Life Insurance Company and WM Advisors, Inc. dated as of October 2, 1998.
          (11)
     (c) Amendment No. 1 to Administrative Services Agreement between American General Life Insurance Company and WM Advisors, Inc. dated as of January 1, 2000. (13)
     (d) Form of Addendum to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D, filed on May 2, 2005.
     (e) General Guarantee Agreement between American General Life Insurance Company and American Home Assurance Company. (15)
     (f) Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (18)
     (g) Amended and Restated Unconditional Capital Maintenance Agreement Between American International Group, Inc. and American General Life Insurance Company (22)
9    (a)  Opinion and Consent of Counsel for Depositor. (8)
     (b) Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (17)
10   Consents (Filed herewith)
11   Not applicable
12   None
13   Not applicable
14   (a)  Power of Attorney - American Home Assurance Company. (21)
     (b)  Power of Attorney - American General Life Insurance Company (22)

     ---------------------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 2-49805) of American General Life Insurance Company Separate Account D filed on December 6, 1973.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 33-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-43390) of American General Life Insurance Company Separate Account D filed on December 31, 1991.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on March 29, 1993.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on October 18, 1993.

(6) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 28, 1995.

(7) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005, accession number 0001193125-05-0165474.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on February 12, 1997.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 1, 1998, accession number 0000904456-98-000109.

(10) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 21, 2000, accession number 000089243-00-000913.

(11) Previously filed in Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 23, 1999, accession number 0000899243-99-000787.

(12) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 5, 2001, accession number 0000899243-01-000859.

(13) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 25, 2000, accession number 0000899243-00-000935.

(14) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 18, 2001, accession number 0000899243-01-000892.

(15) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on August 12, 2005, accession number 0000089031-05-000008.

(16) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D, filed November 8, 2002, accession number 0000899243-02-002829.

(17) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on October 25, 2005, Accession No. 0000950129-05-010062.

(18) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on May 1, 2007, Accession No. 0001193125- 07-097393.

(19) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on April 30, 2008, Accession No. 0001193125- 08-097296.

(20)  N/A

(21) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File Nos. 333-43264) of American General Life Insurance Company Separate Account VL-R, filed on April 30, 2014,

(22) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

  Jay S. Wintrob (2)         Director, Chairman, President and Chief Executive
                             Officer
  Thomas J. Diemer           Director, Senior Vice President and Chief Risk
                             Officer
  Jeffrey M. Farber (5)      Director
  Mary Jane B. Fortin        Director, Executive Vice President, Chief
                             Financial Officer
  Deborah A. Gero (2)        Director, Senior Vice President and Chief
                             Investment Officer
  Jana W. Greer (3)          Director and President, Individual Retirement
  Stephen A. Maginn (3)      Director and Senior Vice President and Chief
                             Distribution Officer
  James A. Mallon            Director and President, Life and Accident & Health
  Jonathan J. Novak (2)      Director and President, Institutional Markets
  Curtis W. Olson (1)        Director and President, Group Benefits
  Robert J., Scheinerman     Executive Vice President
  Randall W. Epright         Senior Vice President and Chief Information
                             Officer
  Michael P. Harwood         Senior Vice President and Chief Actuary and
                             Corporate Illustration Actuary
  Kyle L. Jennings           Senior Vice President and Chief Compliance Officer
  Christine A. Nixon (2)     Senior Vice President and Chief Legal Officer
  Sai Raman (6)              Senior Vice President, Institutional Markets
  Tim W. Still               Senior Vice President and Chief Operations Officer
  Stephen J. Stone (2)       Senior Vice President, Market Risk Management
  Jesus C. Zaragoza          Senior Vice President and Deputy Chief Financial
                             Officer
  Steven D. Anderson         Vice President and Controller
  Marla S. Campagna (7)      Vice President
  Jim A. Coppedge            Vice President and Assistant Secretary
  Julie Cotton Hearne        Vice President and Secretary
  John B. Deremo             Vice President, Distribution
  William T. Devanney, Jr.   Vice President and Tax Officer
  Gavin D. Friedman (2)      Vice President and Litigation Officer
  Manda Ghaferi (2)          Vice President
  Leo W. Grace               Vice President, Product Filing
  Tracey E. Harris           Vice President, Product Filing
  Keith C. Honig (7)         Vice President
  David S. Jorgensen         Vice President
  Frank Kophamel             Vice President and Appointed Actuary
  Stuart P. Polakov (3)      Vice President
  Mallary L. Reznik (2)      Vice President and Assistant Secretary
  T. Clay Spires             Vice President and Tax Officer
  Michael E. Treske          Vice President, Distribution
  Douglas S. Tymins (7)      Vice President
  William C. Wolfe           Vice President and Treasurer
  Melissa H. Cozart          Privacy Officer
  Craig M. Long              Anti-Money Laundering and Office of Foreign Asset
                             Control Officer
  David J. Kumatz (4)        Assistant Secretary
  Virginia N. Puzon (2)      Assistant Secretary
  Cris Thomas                Assistant Secretary
  Larry E. Blews             38a-1 Compliance Officer
  Timothy Donovan            Illustration Actuary


  (1)     3600 Route 66, Neptune, NJ 07753
  (2)     1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
  (3)     21650 Oxnard Street, Woodland Hills, CA 91367

  (4)     2000 American General Way, Brentwood, TN 3702
  (5)     175 Water Street, New York, NY 10038
  (6)     50 Danbury Road, Wilton, CT
  (7)     777 S. Figueroa St, Los Angeles, CA

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed
February 20, 2014. Exhibit 21 is incorporated herein by reference.

The Registrant is a Separate Account of American General Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 14, 2014 there were 2,260 owners of the Contracts, of which 929 were qualified Contracts and 1,331 were non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R

     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A

     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B

     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)The following persons are the officers and directors of AIG Capital Services, Inc., the principal underwriter of the separate account

NAME AND PRINCIPAL               POSITION AND OFFICES WITH UNDERWRITER AIG
BUSINESS ADDRESS                   CAPITAL SERVICES, INC.

Peter A. Harbeck(1)              Director
James A. Nichols(1)              Director President and Chief
                                   Executive Officer,
Stephen Maginn(3)                Director and Senior Vice President
Rebecca Snider(1)                Chief Compliance Officer
Frank Curran(1)                  Vice President, Controller, Financial
                                   Operations Principal, Chief
                                   Financial Officer and Treasurer
Michel E. Treske(3)              Chief Distribution Officer, Mutual
                                   Funds and Variable Annuities
Kurt Bernlohr(4)                 Distribution Officer, Group Retirement
William Devanney(5)              Vice President, Tax Officer
Mallary Reznik(2)                Vice President
John T. Genoy(1)                 Vice President
Christine A. Nixon(2)            Secretary

     (1)  Harborside Financial Plaza, 3200 Plaza 5, Jersey City, MJ 07311
     (2)  1 SunAmerica Center,1999 Avenue of the Stars, Los Angeles, CA 90067
     (3)  21650 Oxnard Street, Woodland Hills, CA 91367
     (4)  2919 Allen Parkway, Houston, TX 77019
     (5)  2727A Allen Parkway, Houston, TX 77019

(c)    Not Applicable.

ITEM 30. LOCATION OF RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Companies at its principal executive office located at 2919 Allen Parkway, Houston, TX 77019 or at American General Life Insurance Company's
Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 31. MANAGEMENT SERVICES

None

ITEM 32. UNDERTAKINGS

Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by these prospectuses, a space that an applicant can check to request a Statement of Additional Information ("Statement"), or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can remove to send for a Statement; C) to deliver any Statement or financial statements required to be made available under this Form promptly upon written or oral request.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to contract owners an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

Representation Regarding Reasonableness of Aggregate Fees and Charges Deducted Under Contracts

The American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account D, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 28th day of April, 2014.

                                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT D
                                     (Registrant)

                                 BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     (On behalf of the Registrant and itself)

                                 BY: MARY JANE B. FORTIN
                                     ----------------------------------------
                                     MARY JANE B. FORTIN
                                     EXECUTIVE VICE PRESIDENT AND
                                     CHIEF FINANCIAL OFFICER

                                    AGL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

SIGNATURE                               TITLE                  DATE
---------                               -----                  ----

*JAY S. WINTROB         Director, Chairman, President and      April 28, 2014
----------------------  Chief Executive Officer
JAY S. WINTROB

*THOMAS J. DIEMER       Director, Senior Vice President and    April 28, 2014
----------------------  Chief Risk Officer
THOMAS J. DIEMER

*JEFFREY M. FARBER      Director                               April 28, 2014
----------------------
JEFFREY M. FARBER

MARY JANE B. FORTIN     Director, Executive Vice President     April 28, 2014
----------------------  and Chief Financial Officer
*MARY JANE B. FORTIN

*DEBORAH A. GERO        Director, Senior Vice President and    April 28, 2014
----------------------  Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER          Director and President - Individual    April 28, 2014
----------------------  Retirement
JANA W. GREER

*STEPHEN A. MAGINN      Director, Senior Vice President and    April 28, 2014
----------------------  Chief Distribution Officer
STEPHEN A. MAGINN

*JAMES A. MALLON        Director and President - Life and      April 28, 2014
----------------------  Accident & Health
JAMES A. MALLON

*JONATHAN J. NOVAK      Director and President -               April 28, 2014
----------------------  Institutional Markets
JONATHAN J. NOVAK

*CURTIS W. OLSON        Director and President - Group         April 28, 2014
----------------------  Benefits
CURTIS W. OLSON

*STEVEN D. ANDERSON     Vice President and Controller          April 28, 2014
----------------------
STEVEN D. ANDERSON

JENNIFER POWELL         Attorney-In-Fact                       April 28, 2014
----------------------
*JENNIFER POWELL

                                    AGL - 2

                                                                      333-25549
                                                                      811-02441

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2014.

                                                 AMERICAN HOME ASSURANCE COMPANY

                                            BY:  PAUL W. KARR
                                                 -------------------------------
                                                 PAUL W. KARR
                                                 STATUTORY CONTROLLER
                                                   AND VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                    Date
---------                         -----                    ----

*RICHARD HOSKINS                  Director                 April 28, 2014
-------------------------------
RICHARD HOSKINS

*ALEXANDER R. BAUGH               Director                 April 28, 2014
-------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                    Director                 April 28, 2014
-------------------------------
JAMES BRACKEN

*TIMOTHY D. CARTER                Director                 April 28, 2014
-------------------------------
TIMOTHY D. CARTER

*JOHN Q. DOYLE                    Director                 April 28, 2014
-------------------------------
JOHN Q. DOYLE

*JEFFREY M. FARBER                Director                 April 28, 2014
-------------------------------
JEFFREY M. FARBER

*PETER D. HANCOCK                 Director                 April 28, 2014
-------------------------------
PETER D. HANCOCK

*KEVIN T. HOGAN                   Director                 April 28, 2014
-------------------------------
KEVIN T. HOGAN

                                  Director                 April   , 2014
-------------------------------
RALPH W. MUCERINO

*SID SANKARAN                     Director                 April 28, 2014
-------------------------------
SID SANKARAN

*ROBERT S.H. SCHIMEK              Director, President and  April 28, 2014
-------------------------------   Chief Executive Officer
ROBERT S.H. SCHIMEK

                                  Director                 April   , 2014
-------------------------------
CHRISTOPHER L. SPARRO

                                  Director                 April   , 2014
-------------------------------
MARK T. WILLIS

*JOSEPH COOK                      Senior Vice President    April 28, 2014
-------------------------------   and Chief Financial
JOSEPH COOK                       Officer


* BY:  PAUL W. KARR
       -------------------------------
       PAUL W. KARR
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

  ITEM 26.   EXHIBITS

        (10)                   Consents

                                      E-1